SBL FUND

Annual Report
December 31, 1998

o   Series A
    (Growth Series)

o   Series B
    (Growth-Income Series)

o   Series C
    (Money Market Series)

o   Series D
    (Worldwide Equity Series)

o   Series E
    (High Grade Income Series)

o   Series J
    (Emerging Growth Series)

o   Series K
    (Global Aggressive Bond Series)

o   Series M
    (Specialized Asset Allocation Series)

o   Series N
    (Managed Asset Allocation Series)

o   Series O
    (Equity Income Series)

o   Series P
    (High Yield Series)

o   Series S
    (Social Awareness Series)

o   Series V
    (Value Series)

o   Series X
    (Small Cap Series)



[SECURITY      Security Distributors,
DISTRIBUTORS   A Member of The Security Benefit
   LOGO]       Group of Companies

PRESIDENT'S LETTER
February 15, 1999

[PICTURE OF JOHN CLELAND]
John Cleland

TO OUR CONTRACTHOLDERS:

In general we are quite pleased with the returns in the various series in the SBL Funds for 1998. The total returns of +31.43% in the Social Awareness Series and +25.41% in the Growth Series were especially favorable for investors.1 As would be expected given the strong U.S. stock markets in 1998, the better performances were in the equity portfolios. The fixed income group fared well with the High Grade Income Series leading the way at +8.01%.1 Each portfolio manager will discuss his or her respective p ortfolio performance in the letters that follow.

WELCOME TO OUR NEWEST SUBADVISOR GROUP

We welcome OppenheimerFunds, Inc., as the new subadvisor for our Worldwide Equity Series. OppenheimerFunds has an outstanding record in global investment management. We look forward to a long and profitable relationship with them as our newest subadvisor partner.

OUR 1999 STOCK MARKET OUTLOOK

We don't anticipate a major stock market selloff in 1999, but believe volatility will remain with us and some market backups are to be expected around earnings announcement seasons. For the year overall, we expect returns to be closer to historical norms of 10% to 12%.

Increased productivity has been a major factor in stock market strength over the past four years. We expect productivity to improve further as a result of advances in computer capabilities and the massive updating of systems in preparation for the year 2000. As global economies begin to recover we believe they will provide a major bright spot in equity investing as well.

OUR VIEW OF THE BOND MARKET

The fixed income markets may be the weak investment sector in 1999. Although interest rates may decline further in the early months, we expect commodity prices to recover from their low levels and exert upward pressure on inflation at some point during the year. We are not forecasting a sharp upswing in inflation, but would not be surprised to see the Consumer Price Index move toward the 2.5% range from its below 2% figures the past two years. The fear of rising inflation is a negative for bond prices and fixed income investors may begin requiring a higher risk premium when they invest, thus driving up bond yields.

We thank you for your continued confidence expressed in us as represented by your investment in the SBL Fund. We assure you we will remain ever diligent in the stewardship of your assets. As always, we invite your questions or comments at any time.

Sincerely,


/s/JOHN CLELAND
John Cleland, President
Security Funds

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

SERIES A (GROWTH SERIES)
February 15, 1999

[PICTURE OF TERRY MILBERGER]
   Terry Milberger
Senior Portfolio Manager


TO OUR CONTRACTHOLDERS:

In a year in which growth-oriented stocks were the strong performers the Growth Series of the SBL Fund returned a favorable 25.41%, slightly higher than our Lipper peer group average of 24.94%, but less than the benchmark Standard & Poor's 500 Stock Index return of 28.58%.1 Performance was held back a bit by our value-oriented investments. Throughout the year we maintained a balance that was weighted about 85% to 90% toward growth stocks and 10% to 15% toward value issues.

COMPUTER-ORIENTED AND HEALTH CARE STOCKS WERE WINNERS

We saw excellent results from our holdings in computer-related industries. Microsoft Corporation, which made up about 2.3% of the portfolio at the end of the year, outperformed the S&P 500 Index by over 80 percentage points, returning 112.5%. Our holdings in computer services company Cisco Systems, Inc., was even better, rising over 147% over the course of the year.

The health care sector was overweighted in the portfolio compared with the benchmark index, which was a positive for performance. Our drug company stocks including Schering-Plough Corporation, Bristol-Myers Squibb Company, and Medtronic, Inc., all substantially outperformed the S&P 500 Index return. Schering-Plough was the brightest of the three, rising over 80% in 1998.

EVEN IN A STRONG YEAR NOT ALL WERE WINNERS

Our financial sector holdings, while doing well, underperformed the index return in most cases. Regional banks as a group lagged by about 20%. Insurance companies, an industry we had overweighted versus the index in the portfolio, lagged the market as well. Our only financial holdings that managed to outperform the benchmark were mortgage lenders Fannie Mae and Freddie Mac, both benefiting from the strong housing markets.

Retailers were underperformers as well, with the exceptions of retail drugs and food companies. We held Walgreen Company, Rite Aid Corporation, Safeway, Inc., and The Kroger Company in these sectors, along with general merchandise retailer Dayton Hudson Corporation which also had a good year. We were hurt in the retail sector by not owning Wal-Mart Stores, Inc., a component of the S&P 500 Stock Index which rose over 100% in 1998.

"MODERATE" IS THE KEY WORD IN 1999

We expect moderate economic growth in the year ahead, accompanied by low inflation and interest rates at reasonable levels. Because value-oriented stocks underperformed the general markets last year, they appear to be relatively undervalued at this time. We may increase our weighting in these types of stocks over the coming months to take advantage of this favorable pricing. We anticipate that the largest part of our weighting, however, will remain in the growth stocks.

Terry Milberger
Senior Portfolio Manager

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

SERIES A (GROWTH SERIES)
February 15, 1999

                              SERIES A VS. S&P 500

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]


             DATE                            SERIES A        S&P 500
             ----                            --------        -------
            12/31/88 ......................   10,000          10,000
            12/31/89 ......................   13,490          13,149
            12/31/90 ......................   12,161          12,732
            12/31/91 ......................   16,553          16,621
            12/31/92 ......................   18,394          17,896
            12/31/93 ......................   20,917          19,684
            12/31/94 ......................   20,571          19,941
            12/31/95 ......................   28,134          27,405
            12/31/96 ......................   34,516          33,729
            12/31/97 ......................   44,428          44,983
            12/31/98 ......................   55,718          57,839


                             $10,000 Over Ten Years

The chart above assumes a hypothetical $10,000 investment in Series A (Growth Series) on December 31, 1988, and reflects the fees and expenses of Series A. On December 31, 1998, the value of the investment (assuming reinvestment of all dividends and distributions) would have grown to $55,718. By comparison, the same $10,000 investment would have grown to $57,839 based on the S&P 500 Index's performance.

                          AVERAGE ANNUAL TOTAL RETURN
                           AS OF DECEMBER 31, 1998(1)

                           1 Year          5 Years          10 Years
         Series A          25.41%           21.65%            18.74%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

    The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

SERIES B (GROWTH INCOME SERIES)
February 15, 1999

[PICTURE OF MIKE A. PETERSEN]
    Mike A. Petersen
Senior Portfolio Manager

TO OUR CONTRACTHOLDERS:

The Growth-Income Series of the SBL Fund underperformed its peer group average in 1998, returning 7.90% versus the peer average 16.54%.(1) The year just completed was without doubt a growth-oriented year; the growth-and-income style of management which has done well in past years disappointed in 1998. It was an especially difficult year for traditional growth and income portfolio managers, as many of the competitors in the peer group chose to move closer to an index-fund style of management.

POSITIONING FOR DEFENSIVE PERFORMANCE

In early 1998 many large-cap stocks exhibited high valuations and slowing earnings growth. Elements such as high debt and leverage levels, exemplified by the near-failure of hedge fund Long Term Capital Management and its subsequent rescue coordinated by the Federal Reserve Bank, led us to position the Growth-Income Series in the traditionally more defensive value and income-oriented names. This stance allowed us to perform in line with our peers early in the year, then hurt performance in June and July, b ut helped substantially during the third quarter's sharp downturn. The Growth-Income Series with its more defensive nature outperformed its peer group in the third quarter, falling only about three-fourths as much as the peer average.

THE FOURTH QUARTER HURT MOST

The greatest portion of the underperformance relative to the peer group occurred in the final quarter of the year. During this period investors moved toward high-growth sectors such as health care and technology (particularly the speculative internet stocks), and away from traditional income-generating groups like utilities and energy. Those high-growth areas, which as a rule have very low dividend payouts, are not common holdings in growth and income portfolios.

LOOKING TOWARD 1999

Now, at the the beginning of 1999, we are facing many of the same conditions that prevailed early in 1998. Valuations on many stocks are historically high, earnings growth has been slowing, world demand for U.S. goods is still low, and debt and leverage levels remain high. For these reasons we plan to maintain our defensive posture in the Growth-Income Series a while longer.

We are overweighting income-oriented sectors such as utilities, energy, and basic materials (chemicals, steel, and paper, for example). We will continue to maintain an underweighted position in growth sectors such as technology, health care, and financials. With energy prices at twenty-five year lows, we favor the oil services companies and medium-sized exploration and production companies. We believe these two industries within the energy sector will outperform the large integrated oil companies which, be cause of their diversification, should be less sensitive to commodity price changes and would not benefit as much when oil prices begin to rise.

We look forward to 1999 and what we expect to be a year in which markets perform more closely in line with historical norms. We believe our traditional style of management for the Growth-Income Series should serve us well in such an investment climate.


Michael A. Petersen
Senior Portfolio Manager

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

SERIES B (GROWTH INCOME SERIES)
February 15, 1999

                              SERIES B VS. S&P 500

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]


             DATE                            SERIES B        S&P 500
             ----                            --------        -------
            12/31/88 ......................   10,000          10,000
            12/31/89 ......................   12,841          13,149
            12/31/90 ......................   12,271          12,732
            12/31/91 ......................   16,901          16,621
            12/31/92 ......................   17,964          17,896
            12/31/93 ......................   19,688          19,684
            12/31/94 ......................   19,099          19,941
            12/31/95 ......................   24,841          27,405
            12/31/96 ......................   29,375          33,729
            12/31/97 ......................   37,160          44,983
            12/31/98 ......................   40,095          57,839


                             $10,000 Over Ten Years

The chart above assumes a hypothetical $10,000 investment in Series B (Growth-Income) on December 31, 1988, and reflects the fees and expenses of Series B. On December 31, 1998, the value of the investment (assuming reinvestment of all dividends and distributions) would have grown to $40,095. By comparison, the same $10,000 investment would have grown to $57,839 based on the S&P 500 Index's performance.

                          AVERAGE ANNUAL TOTAL RETURN
                           AS OF DECEMBER 31, 1998(1)

                            1 Year          5 Years          10 Years
         Series B            7.90%           15.29%            14.90%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

    The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

SERIES C (MONEY MARKET SERIES)
February 15, 1999

TO OUR CONTRACTHOLDERS:

Money market portfolios such as the Money Market Series of SBL Fund saw their returns decline in 1998 as the Federal Reserve's policy-setting Open Market Committee cut its short-term interest rate target three times in the last four months of the year. Your portfolio returned 5.14% for the year, slightly ahead of its Lipper peer group average of 5.10%.(1)

DECLINING RATES LATE IN THE YEAR

The Federal Reserve Open Market Committee instituted its first rate cut in late September, dropping its target Fed funds rate 25 basis points to 5.25%. Federal Reserve Chairman Alan Greenspan then surprised the markets with a between-meetings cut October 15, lowering both the Fed funds and discount rates another 25 basis points. The final Fed funds rate cut of 25 basis points occurred at the regular Open Market Committee meeting November 17.

These moves were taken primarily to help stabilize global economic conditions. The policy makers were aided in their decision-making process by the continuing low inflation rates in the United States. As money market interest rates fell in response to the rate decreases, we intensified our efforts to find acceptable instruments with higher yields than the traditional commercial paper markets offered.

FUNDING AGREEMENTS ARE INCLUDED IN PORTFOLIO ASSETS

Securities known as "funding agreements", also called guaranteed investment contracts, were approved by the Board of Directors of SBL Fund early in the year for inclusion in the portfolio. These agreements are contracts which are issued by insurance companies, and are liabilities backed by the issuing company's general account assets. The Series only purchases funding agreements whose issues have credit ratings in the top tier as rated by major rating agencies.

At year end funding agreements made up 4.7% of portfolio assets, and at the time of purchase yielded twelve to fifteen basis points (0.12% to 0.15%) more than comparable commercial paper. Although this may seem like a small amount, in the short-term securities market these differences can help keep our fund competitive with its peers.

                          AVERAGE ANNUAL TOTAL RETURN
                            AS OF DECEMBER 31, 1998(1)

                            1 Year          5 Years          10 Years
         Series C            5.14%            4.90%             4.94%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

    The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO COMPOSITION AT YEAR END

Commercial paper remained the largest component of assets in 1998, representing 60.5% of the portfolio at year end. Small Business Administration pools were about 10.7% of assets, and Federal agency securities approximately 25%. The portfolio had an average maturity of 47 days, slightly less than the IBC Donoghue Money Market Fund average of 54 days.

LOOKING TO 1999

Although we do not expect inflation to pick up dramatically in 1999 it is likely to increase modestly from the below 2% levels experienced the past two years. If this should happen we could see interest rates move back up somewhat. As short-term rates change, our relatively short maturity structure will enable us to adjust quickly to prevailing market levels.

FIXED INCOME TEAM

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

    Series C is neither insured nor guaranteed by the U.S. Government and does not maintain a stable net asset value at $1.00 per share.

SERIES D (WORLDWIDE EQUITY SERIES)
February 15, 1999

                            [OPPENHEIMER FUNDS LOGO]
                       SUBADVISOR, OPPENHEIMERFUNDS, INC.
                      PORTFOLIO MANAGER, WILLIAM L. WILBY

[PICTURE OF WILLIAM L. WILBY]
     William L. Wilby

TO OUR CONTRACTHOLDERS:

OppenheimerFunds, Inc., assumed management of the Worldwide Equity Series of SBL Fund on November 2, 1998. We immediately employed an investment strategy aimed toward building a diversified portfolio of good companies in good businesses at good prices. Despite the extreme volatility that the world's stock markets experienced over the past year, the Worldwide Equity Series returned a very favorable 20.08% for the twelve months compared with its Lipper peer group average of 16.19%.(1)

SPREADING GLOBAL FINANCIAL CRISIS

The stock market corrections this past summer were in response to the spread of the financial crisis that began in Asia in late 1997. It became apparent during the third quarter of 1998 that the crisis had spread to Russia. This prompted investors to shift their assets from investments they perceived as risky to the relatively safe haven of U.S. government bonds.

This "flight to quality" contributed to a scarcity of capital in many markets, especially Latin America. In our opinion, investors pulled capital out of the region without regard to the fundamental soundness of its business conditions. As a result, stock prices there plummeted.

MARKETS IN DEVELOPED COUNTRIES

In the United States large well-established companies providing consistent earnings growth continued to fuel the stock market's rise. Some U.S. companies, however, revealed that their earnings would not meet analysts' expectations because of reduced overseas demand and increased domestic competition. Investors sold stocks that became too expensive relative to these revised earnings forecasts.

Unlike the markets in the United States, the Japanese stock market has been in decline for several years and the country's political and economic leadership remains reluctant to take the steps necessary to pull the country out of a persistent recession. Only recently has the Japanese government announced programs designed to begin the restructuring and recovery process.

Europe has been the bright spot on the financial globe throughout 1998. Although some European companies' stocks have declined in response to the crises in emerging markets, others have continued to prosper as they restructure in anticipation of the formation of the European Monetary Union in 1999.

LOOKING AHEAD TO 1999

Looking forward, we are cautious over the near term and optimistic over the long term. Economic growth in much of the world is slowing, which has negative implications for corporate earnings in some markets. However, we believe that most stock markets have already incorporated lower earnings into stock prices. In addition, we believe that valuations in Latin America are still extremely low and that Europe holds good potential for further growth.

Regardless of the short-term challenges and opportunities the global stock markets provide over the next few months, we will maintain a long-term view of the markets that is measured in years, not weeks or fiscal quarters.

William L. Wilby
Portfolio Manager

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

    Investing in foreign countries may involve risks, such as non-uniform accounting practices and political instability, not associated with investing exclusively in the U.S.

SERIES D (WORLDWIDE EQUITY SERIES)
February 15, 1999

                       SERIES D VS. MCSI WORLD INDEX AND
                        LEHMAN BROTHERS HIGH YEILD INDEX

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]


                                                     MSCI         LEHMAN
                                                     WORLD     BROTHERS HIGH
     DATE                            SERIES D        INDEX      YIELD INDEX
     ----                            --------       -------    -------------
    12/31/88 ......................   10,000         10,000       10,000
    12/31/89 ......................    9,112         11,722       10,083
    12/31/90 ......................    7,041          9,785        9,116
    12/31/91 ......................    7,938         11,644       13,327
    12/31/92 ......................    7,736         11,101       15,426
    12/31/93 ......................   10,176         13,670       18,065
    12/31/94 ......................   10,454         14,433       17,883
    12/31/95 ......................   11,589         17,507       21,312
    12/31/96 ......................   13,614         19,956       23,730
    12/31/97 ......................   14,492         23,195       26,760
    12/31/98 ......................   17,402         28,946       30,862


                             $10,000 Over Ten Years

The chart above assumes a hypothetical $10,000 investment in Series D (Worldwide Equity Series) on December 31, 1988, and reflects the fees and expenses of Series D. On December 31, 1998, the value of the investment (assuming reinvestment of all dividends and distributions) would have been $17,402. By comparison, the same $10,000 investment would have grown to $28,946 based on the MSCI Index's performance.

For the period of December 31, 1988 through April 30, 1991, the investment objective of Series D was to seek high current income by investing primarily in higher yielding, higher risk debt securities. For this period, the Lehman Brothers High yield index was the appropriate benchmark index. Effective May 1, 1991, the investment objective of Series D was changed to seek long-term growth of capital primarily through investment in common stocks and equivalents of companies domiciled in foreign countries and the United States. The appropriate benchmark index from that date is the Morgan Stanley Capital International World Index.

                          AVERAGE ANNUAL TOTAL RETURN
                           AS OF DECEMBER 31, 1998(1)

                            1 Year          5 Years          10 Years
         Series D           20.08%           11.33%             5.70%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

    The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                             SHAREHOLDER'S MEETING

A special meeting of the shareholder's of Series D was held on October 28,1998. At this meeting the following matters were voted on by the shareholders:

o A new sub-advisory contract between Security Management Company, LLC, and OppenheimerFunds, Inc. was voted on. The total number of eligible votes were 19,562,043. The results of the vote was 16,823,356 in favor and 2,738,686 votes against and abstentions.

o   A change in the fundamental policies as follows:

A.  To amend the fundamental investment limitation concerning underwriting.

    Votes For: 15,845,254     Votes Against: 3,716,788

B.  To amend the fundamental investment limitation concerning borrowing.

    Votes For: 15,062,772     Votes Against: 4,449,270

C.  To amend the fundamental investment limitation concerning lending.

    Votes For: 15,258,393     Votes Against: 4,303,649

D. To eliminate the fundamental investment limitation concerning margin purchases of securities and short sales.

    Votes For: 14,867,152     Votes Against: 4,694,890

E. To eliminate the fundamental investment limitation concerning investment in other investment companies.

    Votes For: 15,258,393     Votes Against: 4,303,649

F. To amend the fundamental investment limitation regarding owning, buying, selling or otherwise dealing in commodities or commodity contracts.

    Votes For: 14,867,152   Votes Against: 4,694,890

SERIES E (HIGH GRADE INCOME SERIES)
February 15, 1999

[PICTURE OF STEVEN M. BOWSER]
      Steven M. Bowser


TO OUR SHAREHOLDERS:

The High Grade Income Series of SBL Fund performed close to its peer group average in 1998, returning 8.01% compared with the 8.07% average of its Lipper peers.(1) The return lagged the benchmark Lehman Brothers Corporate Bond Index, which rose 8.57% over the same time period.

THE HIGH YIELD COMPONENT HURT

Overall performance was negatively impacted by weak returns in the high yield bond markets. Investors, fearful of eroding global economic conditions, poured money into the U.S. Treasury bond markets where they perceived a greater degree of safety. Lesser-quality issues in general did not benefit from these strong cash inflows. The weakness in emerging market countries after the economic meltdown in Russia cast a pall on high yield bonds as well. We maintained a weighting of 15% to 20% of portfolio assets in high yield issues throughout the year.

Within this sector we saw lower-than-average results in the gaming industry, including our bonds issued by MGM Grand, Inc. This sector is being weakened by perceived overcapacity as many new casinos are being built. Our investment-grade casino operator Mirage Resorts, Inc. suffered as well.

BETTER-QUALITY BONDS WERE STRONGER PERFORMERS

Treasury and Federal agency securities in the portfolio were especially strong performers, benefiting from the flight to quality that hurt high yield bonds. Strong cash flows into the High Grade Income Series allowed us to increase our holdings in these sectors as the year progressed.

Federal agencies FNMA and Freddie Mac brought several multibillion dollar issues to market in 1998. These issues have come to trade as well as Treasury bonds because their large size gives them a high degree of liquidity. Our holdings of FNMA and Freddie Mac bonds appreciated in price when investors recognized this liquidity feature and quickly pushed yields down closer to those on comparable-maturity Treasuries.

Many of our investment grade corporate bonds performed well. Telecommunication companies such as MCI WorldCom, Inc. and Cable & Wireless Communications PLC gained along with their counterparts in the stock markets. Defensive industries like supermarkets, food processors, and beverage manufacturers generally outperform during periods of market volatility. We hold bonds of this type, including companies such as Safeway, Inc., Archer-Daniels-Midland Company, and Anheuser-Busch Companies, Inc., and benefited from owning them in the third quarter when the equity markets weakened.

Industries with ties to the building industry fared well in the low interest rate climate that prevailed in 1998. Cement producer LaFarge Corporation was among those companies whose bonds rose in value along with their stock, as did the securities of building supplies retailer Lowe's Companies, Inc.

LOOKING AHEAD TO 1999

Although we expect interest rates to decline a bit further in the early months of 1999, we believe volatility will continue to be higher than average in the fixed income markets. We plan to keep the duration of the portfolio close to that of the benchmark index. We will continue to hold the current mortgage-backed securities holdings in the portfolio as we enter the new year, but don't anticipate increasing this sector any time soon. New corporate bond issues which come to market in multi-billion sizes are important to add to the portfolio, because they quickly become a primary component of the benchmark indexes.

Steven M. Bowser
Portfolio Manager

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

SERIES E (HIGH GRADE INCOME SERIES)
February 15, 1999


                          SERIES E VS. LEHMAN BROTHERS
                           GOVERNMENT/CORPORATE INDEX

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]


                                              LEHMAN BROTHERS   LEHMAN BROTHERS
                                                 CORPORATE/        CORPORATE
   DATE                            SERIES E   GOVERNMENT INDEX    BOND INDEX
   ----                            --------   ----------------  ---------------
  12/31/88 ......................   10,000         10,000           10,000
  12/31/89 ......................   11,190         11,424           11,409
  12/31/90 ......................   11,939         12,371           12,214
  12/31/91 ......................   13,964         14,366           14,476
  12/31/92 ......................   15,003         15,455           15,734
  12/31/93 ......................   16,898         17,164           17,648
  12/31/94 ......................   15,726         16,561           16,956
  12/31/95 ......................   18,651         19,748           20,726
  12/31/96 ......................   18,518         20,321           21,406
  12/31/97 ......................   20,376         22,304           23,596
  12/31/98 ......................   22,007         24,415           25,622




                             $10,000 Over Ten Years

The chart above assumes a hypothetical $10,000 investment in Series E (High Grade Income Series) on December 31, 1988, and reflects the fees and expenses of Series E. On December 31, 1998, the value of the investment (assuming reinvestment of all dividends and distributions) would have been $22,007. By comparison, the same $10,000 investment would have grown to $24,415 based on the Lehman Brothers Government/Corporate Index's performance, and $25,622 based on the Lehman Brothers Corporate Bond Index.

                          AVERAGE ANNUAL TOTAL RETURN
                           AS OF DECEMBER 31, 1998(1)

                            1 Year          5 Years          10 Years
         Series E            8.01%            5.43%             8.21%


(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

    The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

SERIES J (EMERGING GROWTH SERIES)
February 15, 1999

[PICTURE OF JAMES P. SCHIER]
      James P. Schier
     Portfolio Manager

TO OUR CONTRACTHOLDERS:

Although the Emerging Growth Series of the SBL Fund generated a respectable +17.95% return in 1998, it underperformed the Lipper peer group average of +19.30%.(1) The benchmark S&P Midcap 400 Stock Index climbed +17.68% during the year.

A STRANGE PERFORMANCE YEAR

It was an unusual year for performance in the portfolio. The strongest positive contributor to total return was our energy sector which, although it fell 42% during the year, outperformed the -50% return of the benchmark index's energy stocks. Conversely, the strongest NEGATIVE contributor to performance in the portfolio was technology which, while it rose nearly 54%, underperformed the benchmark technology stock sector return of 88%.

POSITIVE CONTRIBUTORS IN THE PORTFOLIO

The financial sector of the markets was generally weak in 1998 as global economic difficulties weighed heavily on international loan portfolios of banks. We benefited from an underweighting in this sector compared with the benchmark index. Additionally, two of our holdings were consistently strong performers throughout the year: insurance company AFLAC Inc., gained about 76% and bank holding company Northern Trust Corporation rose 26%.

We were also helped by an underweighting in commodity-related companies. This group in our portfolio declined about 9% during the year because of the weakness in commodity prices, while the corresponding sector in the benchmark index lost 15%. Despite the overall negative sector movement we saw gains in two holdings: flavor and fragrance producer Bush Boake Allen, Inc., gained 17%, and Engelhard Corporation, which markets technology-based performance products for industrial customers and operates mineral reserves throughout the world, rose 14%. Quaker State Corporation, which produces and markets motor oils and other lubricants, gained 41% after being purchased by Pennzoil Company.

SOME CONSUMER CYCLICALS HURT BY WEATHER

One of our weaker performing sectors was consumer cyclicals, which rose 7.6% in the portfolio but climbed 17% in the benchmark index. Companies in the retail apparel business saw sales decline as warm weather continued far longer than average into the winter months. Stage Stores, Inc., an operator of apparel stores throughout the central United States, declined 75% in price as sales were hit first by excessive summer heat in the southern United States and then by the unusually warm winter weather. Consolidated Stores Corporation, a retailer of toys and closeout merchandise, saw its stock price fall 47% as shoppers enjoyed the warm weather and delayed Christmas shopping.

The health care sector in the portfolio was also a laggard, rising only 18% compared with the benchmark's 27% increase. Although the sector in the broad markets performed well, two of our holdings suffered problems. Dura Pharmaceuticals, Inc., a manufacturer of prescription drugs, lost value after reporting weak earnings and slow drug sales. Long-term care provider Integrated Health Services, Inc., declined along with others in the industry that receive a large part of their income from Medicare payments after Congress began discussions about revising the Medicare payment systems.

LOOKING TO THE YEAR AHEAD

The Emerging Growth Series is heavily weighted in the health care and technology industries. While we believe there is still opportunity for gain in these industries in the coming months, we may reduce the position sizes somewhat as opportunities arise to take profits. We expect that investors will at some point in 1999 broaden their focus from the few large-cap stocks that dominated in 1998. When this occurs, midcap and small-cap stocks should benefit as funds once again begin to flow into those areas.


James P. Schier
Portfolio Manager

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

SERIES J (EMERGING GROWTH SERIES)
February 15, 1999

                            SERIES J VS. S&P MIDCAP

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]


             DATE                            SERIES J        S&P MIDCAP
             ----                            --------        ----------
            10/01/92 ......................   10,000          10,000
            12/31/93 ......................   14,171          12,914
            12/31/94 ......................   13,448          12,452
            12/31/95 ......................   16,070          16,305
            12/31/96 ......................   18,969          19,434
            12/31/97 ......................   22,753          25,701
            12/31/98 ......................   26,838          30,617


                            $10,000 Since Inception

The chart above assumes a hypothetical $10,000 investment in Series J (Emerging Growth Series) on October 1, 1992 (date of inception), and reflects the fees and expenses of Series J. On December 31, 1998, the value of the investment (assuming reinvestment of all dividends and distributions) would have been $26,838. By comparison, the same $10,000 investment would have grown to $30,617 based on the S&P Midcap Index's performance.

                          AVERAGE ANNUAL TOTAL RETURN
                           AS OF DECEMBER 31, 1998(1)

                            1 Year          5 Years            Since
                                                             Inception
                                                             (10-1-92)
         Series J           17.95%           13.62%            17.11%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

    The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

SERIES K (GLOBAL AGGRESSIVE BOND SERIES)
February 15, 1999

[PICTURE OF DAVID ESHNAUR]
      David Eshnaur
    Portfolio Manager

TO OUR CONTRACTHOLDERS:

1998 displayed a broad range of fixed income returns. From the +15.33% total return of our benchmark Lehman Brothers Global Bond Index to the -14.35% total return of the J.P. Morgan EMBI+ Index (an index of emerging market debt), the deciding variable was the amount of credit risk in the underlying securities. In 1998 the rule seemed to be the greater the credit risk, the lower the total return. This held true for domestic high yield securities as well as global bonds. The continuing Asian crisis, Russia's outright default on its debt, spectacular losses by U.S. hedge funds and President Clinton's troubles all combined to make investors seek the relative safety of the most creditworthy fixed income securities such as U.S. Treasuries. Our diversified approach to higher yielding investments allowed the Global Aggressive Bond Series to rise 6.89%,* besting its Lipper peer group average of 5.15%.(1)

COUNTRY ALLOCATIONS DURING THE YEAR

Throughout 1998 we maintained a high allocation to our three favorite fixed income opportunities: Greece, Poland and Hungary. At year end these three countries made up about 23% of the portfolio's total assets. All three are in the process of lowering inflation via steadily improving fiscal discipline and tight monetary policies such as high short-term interest rates. In Greece, for example, inflation has fallen from the double digits of a few years ago to under 4% at the end of 1998, and is expected to approach 2% in the coming year. While Poland and Hungary are significantly behind Greece's levels of improvement, their governmental policies are expected to eventually yield similar results.

OUR OUTLOOK FOR 1999

As we enter 1999 we hope that the "last shoe to drop" will turn out to be the recent Brazilian currency devaluation. Investors will surely take their time returning to high yield securities this year, and in particular the debt of emerging markets, but we do believe that 1999 will turn out to be a very good year for the global high yield investor. Yields on many global securities are now the highest that they have been in a number of years. One of the greatest benefits of investing in high yield securities is that an investor earns an attractive income stream while waiting for the market to return to more normal levels, as we believe it will in 1999.

We believe that our diversified and somewhat unique approach of combining emerging market debt, domestic high yield securities and a high yielding non-dollar denominated debt will continue to dampen overall volatility of the portfolio's returns while providing us opportunities both for yield and capital appreciation.


David Eshnaur
Portfolio Manager

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

    Investing in foreign countries may involve risks, such as non-uniform accounting practices and political instability, not associated with investing exclusively in the U.S.

SERIES K (GLOBAL AGGRESSIVE BOND SERIES)
February 15, 1999

                            SERIES K VS. LEHMAN BROTHERS
                               GLOBAL BOND INDEX

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                                                            LEHMAN BROS.
                                                            GLOBAL BOND
             DATE                            SERIES K          INDEX
             ----                            --------        ----------
              6/1/95 ......................   10,000          10,000
            12/31/95 ......................   10,761          10,669
             6/30/96 ......................   11,182          11,038
            12/31/96 ......................   12,234          11,880
             6/30/97 ......................   12,531          12,570
            12/31/97 ......................   12,891          13,397
             6/30/98 ......................   13,339          13,870
            12/31/98 ......................   13,779          15,450



                            $10,000 Since Inception

The chart above assumes a hypothetical $10,000 investment in Series K (Global Aggressive Bond Series) on June 1, 1995 (date of inception), and reflects the fees and expenses of Series K. On December 31, 1998, the value of the investment (assuming reinvestment of all dividends and distributions) would have been $13,779. By comparison, the same $10,000 investment would have grown to $15,450 based on the Lehman Brother's Global Bond Index's performance.

                          AVERAGE ANNUAL TOTAL RETURN
                           AS OF DECEMBER 31, 1998(1)

                            1 Year       Since Inception
                                            (6-1-95)
         Series K            6.89%            9.35%


(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products. The Investment Manager waived its advisory fee through April 30, 1998 and in the absence of such waiver the performance quoted would be reduced.

    The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                             PROSPECTUS SUPPLEMENT

Effective December 31, 1998, Lexington Management Corporation ("Lexington") will resign as sub-advisor to Series K (Global Aggressive Bond). Beginning January 1, 1999, MFR Advisors, Inc. ("MFR") will assume Lexington's investment advisory responsibilities. Since the Series inception (June 1, 1995), MFR has provided economic and research services to Lexington with respect to Series K.

SERIES M (SPECIALIZED ASSET ALLOCATION SERIES)
February 15, 1999

[MERIDIAN INVESTMENT MANAGEMENT LOGO]
                      MANAGED BY SECURITY MANAGEMENT COMPANY
                      SUBADVISOR, MERIDIAN INVESTMENT MANAGEMENT CORPORATION

[PICTURE OF PATRICK BOYLE]
     Patrick Boyle
   Portfolio Manager


TO OUR CONTRACTHOLDERS:

Asset allocation was an effective method of dampening market volatility in 1998. As the year closed, domestic and international stock indices had rebounded sharply from the third quarter's steep declines. The Specialized Asset Allocation Series of SBL Fund appreciated 12.63%* during the year, well ahead of its Lipper peer group average return of 10.57%.(1)

ALLOCATIONS TO STOCKS OVERWEIGHTED

Our active asset allocation strategy overweighted equity markets throughout the year. Our positive outlook was based on our quantitative valuation methodology, which indicated early in 1998 that many global equity markets were undervalued. Domestically the portfolio benefited from its heavy exposure to technology stocks. Issues within the computer networking, computer peripheral, and equipment semiconductor industries were excellent performers. Many companies in the leisure sector were market leaders as well. Our positions in the restaurant, entertainment, and tobacco industries all participated in the market's advance.

THE INTERNATIONAL INVESTMENTS IN EUROPE AND ASIA

The international equities in the portfolio focused on Europe and Asia. Europe reaped the rewards of fiscal and monetary discipline brought on by the birth of the European Monetary Unit. The combination of steady economic growth and low interest rates created many attractive investment opportunities as several European stock markets outpaced the U.S. in 1998. Our current holdings in Europe include two European Union countries, Germany and Belgium, as well as Denmark, which has yet to join. We were early investing into Japan, but we remain optimistic about its long term prospects.

Other asset categories turned in mixed performances in 1998. Bonds, which accounted for approximately 20% of the portfolio for much of the year, were strong performers. The best returns in fixed income came in the government sector, which profited from its perceived safety in the wake of global economic turmoil. Less traditional asset categories posted disappointing returns in 1998. Our tactical asset allocation decisions that contributed to our above average investment results included underweighting real estate, emerging markets, and cash.

THE OUTLOOK FOR THE YEAR AHEAD

The Standard & Poor's 500 Stock Index, the widely recognized U.S. equity benchmark composed primarily of large capitalization growth stocks, has posted phenomenal returns the last four years. Many of these large cap stocks now appear overpriced. The market as a whole, however, looks undervalued. Our quantitative model, which includes factors for earnings, growth, risk, and interest rates, currently indicates that the broad U.S. stock market and many foreign markets are still undervalued. The domestic areas with the best long term potential, based on our current valuations, include middle and small capitalization value stocks. International investments will likely remain targeted in Europe and Asia. We were consistent with our bullish posture during the volatile year of 1998, and our optimism for global equities remains for 1999.

Patrick Boyle
Portfolio Manager

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

    Investing in foreign countries may involve risks, such as non-uniform accounting practices and political instability, not associated with investing exclusively in the U.S.

SERIES M (SPECIALIZED ASSET ALLOCATION SERIES)
February 15, 1999

                           SERIES M VS. BLENDED INDEX
                                  AND S&P 500

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

    DATE                           SERIES M       S&P 500        BLENDED INDEX
    ----                           --------   ----------------  ---------------
    6/1/95 ......................   10,000         10,000           10,000
  12/31/95 ......................   10,710         11,707           11,109
   6/30/96 ......................   11,450         12,848           11,694
  12/31/96 ......................   12,235         14,408           12,800
   6/30/97 ......................   13,138         16,630           13,862
  12/31/97 ......................   12,988         19,216           15,024
   6/30/98 ......................   14,413         21,737           16,362
  12/31/98 ......................   14,629         24,708           17,337


                            $10,000 Since Inception

The chart above assumes a hypothetical $10,000 investment in Series M (Specialized Asset Allocation Series) on June 1, 1995 (date of inception), and reflects the fees and expenses of Series M. On December 31, 1998, the value of the investment (assuming reinvestment of all dividends and distributions) would have been $14,629. By comparison, the same $10,000 investment would have grown to $24,708 based on the S&P 500 Index's performance. Comparison is also made to a blended index of 40% S&P 500, 25% Financial Times World Index, 20% Lehman Brothers Aggregate Bond Index, 10% Wilshire Real Estate Securities Index and 5% 91-Day Treasury Bill Yield. The same $10,000 investment would have grown to $17,347 based on the blended index.

                          AVERAGE ANNUAL TOTAL RETURN
                           AS OF DECEMBER 31, 1998(1)

                            1 Year       Since Inception
                                            (6-1-95)
         Series M           12.63%           11.19%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

    The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

SERIES N (MANAGED ASSET ALLOCATION SERIES)
February 15, 1999

[T. ROWE PRICE LOGO]      SUBADVISOR, T. ROWE PRICE ASSOCIATES, INC.
                          PORTFOLIO MANAGER, NED NOTZON

[PICTURE OF EDMUND M. NOTZON]
    Edmund M. Notzon
   Portfolio Manager

TO OUR CONTRACTHOLDERS:

The Managed Asset Allocation Series of SBL Fund posted a solid 18.43% gain in 1998, substantially outperforming the Lipper peer group average of +14.79%.(1) Our performance, however, was below that of our weighted average benchmark, made up of 60% S&P 500 Stock Index and 40% Lehman Brothers Government Corporate Index, which rose 21.35% for the year.

PORTFOLIO STRATEGY DURING THE YEAR

As usual, our strategy remained consistent throughout the year. The Series was defensively positioned with a minor overweighting in bonds. This cautious stance was slightly favorable in the third quarter, but hurt performance for the fourth quarter and the year as a whole. In addition, our overweighting in international equities-which for us represented caution with respect to the U.S. market-also hurt performance for the year, even though foreign equities rallied strongly in the fourth quarter. The U.S. markets' whipsaw action and general volatility in 1998 did nothing to ease our concerns about potential risks in domestic equities. Though there are many uncertainties with respect to foreign markets and economies, we remain modestly overweighted overseas compared with our neutral, or baseline, allocation.

A STRONG FOURTH QUARTER FOR STOCKS

Stock markets around the world snapped back sharply in the fourth quarter after the global rout of late summer. The S&P 500 Stock Index gained 21.30% during the quarter, contributing to its outstanding 28.58% total advance for the year. It was a record fourth consecutive year of returns above 20% for the index. However, more than half of the index's returns were provided by just fifteen of its biggest stocks, especially technology stocks like Microsoft. If the index had been equally weighted among its 500 stocks rather than weighted by market capitalization (stock price multiplied by shares outstanding), the S&P 500 would have gained just 13% for the year.

Large cap growth stocks, led by technology, trounced smaller stocks for the fifth straight year. The Russell 2000 Index of small-cap stocks, as a point of reference, fell 2.55% in 1998. Income stocks and value issues in general posted only modest gains, and commodity and cyclical companies especially found tough going. Overseas, European shares kept up with Wall Street's performance. Asian shares were mixed but mostly lower, and Latin American stocks fell 35% for the year in dollar terms, acording to the Morgan Stanley Capital International index.

DIFFERING BOND MARKET SECTORS PRODUCED MIXED RESULTS

The bond market was roiled by heavy crosscurrents throughout the year. A tremendous gap opened during the third quarter between historically low Treasury yields on one hand and rising yields on lower quality corporate debt on the other. This phenomenon reversed somewhat in the fourth quarter as Treasury yields rose back above 5% and high yield bonds rallied, driving their yields lower. These credit spreads continue to favor medium and lower-quality corporate debt, however. High grade U.S. corporate bonds p erformed well, and top quality international bonds delivered strong gains, especially in the second half of the year. Emerging market bonds, however, fell sharply.

OUR OUTLOOK FOR 1999

We expect lower worldwide economic growth this year, but do not necessarily foresee a recession in the U.S. Instead, we believe GDP growth is likely to fall to 2% or a little lower. Threats of disinflation and deflation will continue to pose challenges for policymakers and businesses in the year ahead as excess capacity, advancing technology and consolidation are all likely to further erode pricing power.

We expect that more Federal Reserve interest rate cuts will be forthcoming in the first half, with January's DE FACTO currency devaluation in Brazil just one potential catalyst. Long-term Treasury bond yields may move somewhat lower, but given our economic outlook, we

SERIES N (MANAGED ASSET ALLOCATION SERIES)
February 15, 1999

favor the higher yields available in the corporate sector. Economic conditions will likely improve somewhat later this year. However, stocks in the U.S. and Europe will not be able to count on getting the same punch from rising profits and falling interest rates as they enjoyed last year.

We expect market volatility to remain high and stock returns to be more modest in 1999. Growth stocks are likely to continue outperforming value stocks as investors search for sustainable earnings. The U.S. market gains should broaden out to include small- and mid-cap stocks, which offer much better relative valuations, though large-caps are likely to remain leaders given the slowing economy.


Edmund M. Notzon
Portfolio Manager

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

    Investing in foreign countries may involve risks, such as non-uniform accounting practices and political instability, not associated with investing exclusively in the U.S.

                          AVERAGE ANNUAL TOTAL RETURN
                           AS OF DECEMBER 31, 1998(1)

                         1 Year       Since Inception
                                         (6-1-95)
         Series N        18.43%           15.90%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

    The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                              Series N vs. S&P 500
                                and Blended Index

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

    DATE                           SERIES N       S&P 500        BLENDED INDEX
    ----                           --------   ----------------  ---------------
    6/1/95 ......................   10,000         10,000           10,000
  12/31/95 ......................   10,730         11,707           11,302
   6/30/96 ......................   11,160         12,848           11,925
  12/31/96 ......................   12,103         14,408           13,001
   6/30/97 ......................   13,513         16,630           14,741
  12/31/97 ......................   14,334         19,216           16,073
   6/30/98 ......................   15,947         21,737           18,019
  12/31/98 ......................   16,975         24,708           19,445



                            $10,000 Since Inception

The chart above assumes a hypothetical $10,000 investment in Series N (Managed Asset Allocation Series) on June 1, 1995 (date of inception), and reflects the fees and expenses of Series N. On December 31, 1998, the value of the investment (assuming reinvestment of all dividends and distributions) would have been $16,975. By comparison, the same $10,000 investment would have grown to $24,708 based on the S&P 500 Index's performance. Comparison is also made to a blended index of 60% S&P 500 and 40% Lehman Brothers Aggregate Bond Index. The same $10,000 investment would have grown to $19,445 based on the blended index.

SERIES O (EQUITY INCOME SERIES)
February 15, 1999

[T. ROWE PRICE LOGO]          SUBADVISOR, T. ROWE PRICE ASSOCIATES, INC.
                              PORTFOLIO MANAGER, BRIAN C. ROGERS

[PICTURE OF BRIAN C. ROGERS]
    Brian C. Rogers
   Portfolio Manager

TO OUR CONTRACTHOLDERS:

Positive economic growth, a favorable interest rate environment, and substantial stock market volatility characterized 1998. A solid first half was undermined by a severe third quarter correction, which gave way to a near-euphoric rally in the final months. The Standard and Poor's 500 Stock Index advanced by more than 20% for a record fourth consecutive year. However, within the context of another strong year for equities, there were significant crosscurrents that had a major impact on the performance of many sectors of the market.

SERIES RETURNS FOR THE YEAR

For the year the return of the Equity Income Series of SBL Fund was respectable but somewhat disappointing, since it was the first time in a while that the performance of the Series lagged the Lipper peer group. The total return for the Series was +9.02%, compared with the Lipper peer group average return of +16.75%.(1) During the broad market advances of recent years it is extremely difficult for conservative funds like the Equity Income Series to keep up with the S&P 500 stocks. In times such as these it is helpful for shareholders to keep in mind that the purpose of this type of portfolio is not to generate robust returns under all market conditions. The goal is to produce attractive returns, including substantial dividend income, over time and also to help cushion shareholders' investment principal when times get rough.

PORTFOLIO HIGHLIGHTS

The Equity Income Series was 95% invested in stocks at year end. Four of our largest sales during the past six months were stocks of companies that were in the process of being merged or acquired. In each case we were able to sell our shares at prices higher than our original cost.

We made significant new investments in several companies, including oilfield service company Baker Hughes Inc., aerospace/defense manufacturer The Boeing Company, and money center bank BankAmerica Corporation. These holdings were all bought at prices well below their highs for the year. Many of our holdings typically trade at below-average valuation levels because for many diverse reasons their share prices declined before we took a position in them. This investment strategy of buying out-of-favor stocks with good long term growth potential has served shareholders well in the past, and we believe it will continue as a successful strategy in the future when investors focus again on stocks with appealing market valuations.

SUMMARY AND OUTLOOK

Twelve months ago we commented on the rapid appreciation of stock prices compared with the growth in the underlying earnings and dividends. In 1997 share prices increased at a much faster rate than the underlying fundamentals, and this "delinkage" between price and value grew even more pronounced in 1998.

We expect 1999 to be a more challenging year than the one just ended. In our view, this could lead to more moderate returns than the robust and unsustainable performance of the past four years. In this environment our investment approach will be steady and constant, as always. We will continue to search for attractively valued stocks with solid long-term potential.


Brian C. Rogers
Portfolio Manager

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

SERIES O (EQUITY INCOME SERIES)
February 15, 1999

                              SERIES O VS. S&P 500

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

             DATE                            SERIES O         S&P 500
             ----                            --------        ----------
              6/1/95 ......................   10,000          10,000
            12/31/95 ......................   11,700          11,707
             6/30/96 ......................   12,630          12,848
            12/31/96 ......................   14,045          14,408
             6/30/97 ......................   16,080          16,630
            12/31/97 ......................   18,034          19,216
             6/30/98 ......................   19,157          21,737
            12/31/98 ......................   19,660          24,708


                            $10,000 Since Inception

The chart above assumes a hypothetical $10,000 investment in Series O (Equity Income Series) on June 1, 1995 (date of inception), and reflects the fees and expenses of Series O. On December 31, 1998, the value of the investment (assuming reinvestment of all dividends and distributions) would have been $19,660. By comparison, the same $10,000 investment would have grown to $24,708 based on the S&P 500 Index's performance.

                          AVERAGE ANNUAL TOTAL RETURN
                           AS OF DECEMBER 31, 1998(1)

                         1 Year       Since Inception
                                         (6-1-95)
         Series O         9.02%           20.74%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

    The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

SERIES P (HIGH YEILD SERIES)
February 15, 1999

[PICTURE OF DAVID ESHNAUR]
     David Eshnaur
   Portfolio Manager

TO OUR SHAREHOLDERS:

Although the high yield bond markets in general experienced difficulties in 1998, the High Yield Series of SBL Fund was a strong performer within its Lipper peer group, returning +5.84% compared with the peer group average of +0.10% for the year.(1) The benchmark Lehman Brothers Corporate High Yield Index turned in a +1.60% total return for the same period.

STRATEGIES THAT HELPED PERFORMANCE

Our continuing focus on the upper tiers of the high yield bond universe, those issues rated in the BB and B categories by Standard & Poor's rating agency, served us well. The BB component of the Lehman Brothers High Yield Index rose 5.13% for the year, a much better performance than the overall benchmark index. Additionally, our limited exposure to the emerging markets countries was beneficial in a year in which the collapse of Russia's economy painted a black cloud over other emerging markets.

CERTAIN SECTORS WERE STRONG POSITIVES

In a year in which mortgage interest rates continued to decline, the homebuilding industry prospered. Our bonds issued by Toll Corporation, a builder of luxury homes in six regions of the United States, performed exceptionally well. Among the other "stars" within the sector were single-family and multifamily homebuilders NVR, Inc. and Hovnanian Enterprises, Inc., and residential homebuilders MDC Holdings, Inc., and D.R. Horton, Inc.

Our media noncable company sector was overweighted in the portfolio, boosting total return because of the industry's favorable performance. We moved our primary emphasis within the sector midyear from television to radio broadcasting companies, believing that television revenues could be reduced because of the lack of campaign advertising in the coming nonelection year. We also hold newspaper companies such as printer and distributer Hollinger International Publishing, Inc. and Big Flower Press Holdings, Inc., a company which provides advertising inserts, specialized direct mail products, and other advertising-related items.

Other positives included the steel industry, where we focused on companies including minimill operator Ameristeel Corporation and AK Steel Corporation which produces high quality steel for use in the automotive and appliance industries. The steel companies which focus on higher-market and niche items outperformed those firms which produce more commodity-oriented products.

STILL A FEW NEGATIVES

The worst performing industry in the high yield bond arena in 1998 was energy. Although we held a few issues in this sector, we benefited by holding a smaller weighting than the benchmark index. Uncertainties regarding new Medicare regulations held down performance in the health care industry, particularly damaging long-term care and acute care companies we owned such as Tenet Healthcare Corporation, Multicare Companies Inc., and Genesis Health Ventures, Inc. One holding in particular was a strong negative in the portfolio. Golden Books Publishing, Inc., the publisher of the well-known children's books, defaulted on their coupon interest payment in October. The company is now going through a restructuring process; although it will take some time to complete, we feel that there is still value in the bonds and are willing to be patient while the firm recovers.

OUR HIGH YIELD MARKET OUTLOOK

We believe interest rates have further room to fall in the early months of 1999. This will continue to strengthen the bond markets in general, and the positive effect that lower interest rates have on corporate earnings will be an additional benefit to the high yield sector of the bond markets. We plan to maintain our focus on the higher-quality credits within the high yield sector as we have done the past year.


David Eshnaur
Portfolio Manager

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products. Fee waivers reduced the expenses of the Series and in the absence of such waivers, the performance quoted would be reduced.

SERIES P (HIGH YEILD SERIES)
February 15, 1999

                          SERIES P VS. LEHMAN BROTHERS
                                HIGH YIELD INDEX

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                                                          LEHMAN BROTHERS
             DATE                            SERIES P     HIGH YIELD INDEX
             ----                            --------     ----------------
            08/01/96 ......................   10,000           10,108
            12/31/96 ......................   10,660           10,713
            06/30/97 ......................   11,320           11,336
            08/31/97 ......................   11,580           11,621
            12/31/97 ......................   12,077           12,081
            06/30/98 ......................   12,629           12,626
            12/31/98 ......................   12,782           12,579

                            $10,000 Since Inception

The chart above assumes a hypothetical $10,000 investment in Series P (High Yield Series) on August 5, 1996 (date of inception), and reflects the fees and expenses of Series P. On December 31, 1998, the value of the investment (assuming reinvestment of all dividends and distributions) would have been $12,782. By comparison, the same $10,000 investment would have grown to $12,579 based on the Lehman Brothers High Yield Index.

                          AVERAGE ANNUAL TOTAL RETURN
                            AS OF DECEMBER 31, 1998(1)

                         1 Year       Since Inception
                                         (8-5-96)
         Series P         5.84%           10.73%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products. The Investment Manager waived its advisory fee for the fiscal year ended December 31, 1997, and in the absence of such waiver the performance quoted would be reduced.

    The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

SERIES S (SOCIAL AWARENESS SERIES)
February 15, 1999

[PICTURE OF CINDY L. SHIELDS]
     Cindy L. Shields
      Portfolio Manager

TO OUR CONTRACTHOLDERS:

The Social Awareness Series turned in a strong performance in 1998, returning 31.43% compared with a 17.81% average for its Lipper peer group and a 28.58% gain for the Standard and Poor's 500 Stock Index.(1) The benchmark Domini Social Index did even better, however, gaining 34.65% for the year.

LEADERSHIP IN THREE SECTORS

Three sectors led portfolio performance: technology, communications services, and health care. The first of these, technology, was propelled by strong demand in the U.S. and Europe. Consumer demand for personal computers, along with businesses' replacement of equipment in large part brought about by the "Year 2000" readiness problem, drove sales throughout the year. The technology sector in the Social Awareness portfolio was overweighted relative to the S&P 500 Index, and included such industry giants as Microsoft Corporation, Cisco Systems, Inc., Intel Corporation, and International Business Machines Corporation.

The second sector among the leaders was communications services, carried forward by industry mergers and consolidation, as well as by bundling of services such as long distance, data transmission, and cable. This sector also held up well during the downturn in the stock markets in the third quarter because of its defensive nature: consumers tend to keep paying their telephone bills regardless of economic conditions. Our holdings in companies such as BellSouth Corporation, WorldCom, Inc. (now MCI WorldCom, Inc.), and Sprint Corporation rewarded us well.

Health care, the third sector to perform exceptionally well, was spurred along by a continuing flow of new drugs, a speedup of the drug approval process by the Food and Drug Administration, and the perception that an aging population will invest more in health care. The drug industry within the health care sector is benefiting as well from the lifting of restrictions on public advertising in recent years. In this sector we owned names including Schering-Plough Corporation, Merck & Company, Inc., and Johnson & Johnson.

AVOIDING CERTAIN SECTORS ALSO HELPED

Throughout most of 1998 the portfolio was underweighted versus the S&P 500 Index in the energy, capital goods, and basic materials sectors. The earnings of many companies within these areas were hurt by falling commodity prices which eroded the firms' ability to raise prices on their products.

Our orientation in 1998 toward large capitalization growth stocks also allowed us to more closely match the returns on the benchmark indexes. The small-cap and midcap names in the portfolio made up less than 20% of holdings during the year. The benchmark Domini Social Index is also large-cap oriented, with a large portion in technology because of its over-5% weighting in Microsoft.

Most funds with a socially responsible orientation were able to perform well in 1998 because they generally have less exposure to the energy and basic materials industries. Frequently companies within these sectors fail to meet environmental screens. Returns on social portfolios in the year just completed reinforce the fact that investing according to one's beliefs does not necessarily result in sacrificing return on those investments.

A LOOK INTO 1999

We believe that at some point in the year ahead the more cyclical stocks and the mid- and small-cap sectors will hold the greater potential for outperformance. These areas have been depressed to the point that they now seem undervalued; they were for the most part weak performers in 1998.

Many analysts' estimates for earnings in the stock markets remain quite high; as these estimates are revised downward the markets could soften a bit, providing a buying opportunity. We will closely monitor the performance in all sectors, and move gradually into the mid- and small-cap arenas if it seems appropriate to do so.


Cindy Shields
Portfolio Manager

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

SERIES S (SOCIAL AWARENESS SERIES)
February 15, 1999

                            SERIES S VS. S&P 500 AND
                              DOMINI SOCIAL INDEX

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

    DATE                           SERIES S       S&P 500        DOMINI SOCIAL
    ----                           --------   ----------------  ---------------
    5/1/91 ......................   10,000         10,000           10,000
  12/31/92 ......................   12,275         12,236           13,111
  12/31/93 ......................   13,731         13,458           14,231
  12/31/94 ......................   13,213         13,634           14,256
  12/31/95 ......................   16,879         18,737           19,704
  12/31/96 ......................   20,056         23,060           24,376
  12/31/97 ......................   24,599         30,755           33,701
  12/31/98 ......................   32,331         39,544           45,345



                            $10,000 Since Inception

The chart above assumes a hypothetical $10,000 investment in Series S (Equity Income Series) on May 1, 1991 (date of inception), and reflects the fees and expenses of Series S. On December 31, 1998, the value of the investment (assuming reinvestment of all dividends and distributions) would have been $32,331. By comparison, the same $10,000 investment would have grown to $39,544 based on the S&P Index's performance and $45,345 based on the Domini Social Index.

                          AVERAGE ANNUAL TOTAL RETURN
                           AS OF DECEMBER 31, 1998(1)

                            1 Year          5 Years        Since Inception
                                                              (5-1-91)
         Series S           31.43%           18.68%            16.53%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

    The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

SERIES V (VALUE SERIES)
February 15, 1999

[PICTURE OF JAMES P. SCHIER]
    James P. Schier
   Portfolio Manager

TO OUR CONTRACTHOLDERS:

The Value Series performed well in 1998, returning 16.59% compared with a Lipper peer group average return of 16.37%.(1) The benchmark S&P/Barra Value Index increased 14.7% in the same time period. The value sector in general underperformed the broader indexes, however, with the Standard & Poor's 500 Stock Index rising a strong 28.58% for the year.

EXCELLENT PERFORMANCE IN TECHNOLOGY

The technology sector had a larger representation in the portfolio than in the benchmark index, with a 18.9% weighting on average throughout the year versus the index's 7.7%. In addition to being overweighted in a sector which rose sharply, we also benefited from careful stock selection. Many of the issues we owned were strong performers. To cite a few examples, during the periods in which they were in the portfolio in 1998 the stock of Rational Software Corporation rose over 130%; technology consulting firm American Management Systems, Inc. gained nearly 103%; and telecommunications systems and software manufacture Comverse Technology, Inc., was up 82%.

AN UNDERWEIGHTING IN FINANCIALS HELPED

The financial sector in the general markets suffered as global economies weakened and fear of loan losses in international portfolios weighed heavily on banks. We were served well by an underweighting in this industry, with an average 5.7% of portfolio assets invested in financials during the year compared with 26.4% in the S&P/Barra Value Index and 11.6% in the Standard and Poor's 500 Stock Index. We saw excellent performance from two of our financial sector holdings. Insurance company AFLAC Inc. gained 76% during the year and investment banking firm Legg Mason, Inc., whose stocks we purchased after the market selloff in October, increased 62% after the purchase.

A WEAKER YEAR FOR MIDCAP STOCKS

The funds represented in the Value Series' Lipper peer group are mostly large cap oriented, while our portfolio is midcap in nature. As mentioned above, the large cap stocks such as those in the S&P 500 Index performed much better in 1998 than the smaller companies. This was especially noticeable in the energy sector, where midcap companies fell about 50% as a group while their large-cap counterparts in the S&P 500 Index were unchanged on average and in the S&P/Barra Value Index gained 5%. The larger energy companies are mostly integrated, with several divisions such as refining, marketing, and chemicals. The midcap companies generally have much narrower focus, and are perceived as being more dependent on the direction of commodity prices. We were fortunately underweighted in this industry, with an 8% representation in the portfolio compared with about 14% in the benchmark S&P/Barra Value Index.

LOOKING TO 1999

We have maintained heavier sector weightings in technology and health care than those in the benchmark index. Prices in these areas have climbed quite high in recent months; we may elect to reduce our weightings to be more in line with the index if the valuations appear to become overextended. At this point midcap and small-cap stocks look undervalued relative to their larger-cap counterparts. For this reason we believe it is wise to keep our emphasis on these areas in the coming months. Investors have been centered primarily on a small number of large-cap stocks in the past year. When this focus broadens, we believe we will benefit as those investors move into the midcap and small cap markets.


James P. Schier
Portfolio Manager

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products. Fee waivers reduced expenses of the Series and in the absence of such waivers, the performance quoted would be reduced.

SERIES V (VALUE SERIES)
February 15, 1999

                            SERIES V VS. S&P 500 AND
                               BARRA VALUE INDEX

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                                                                  BARRA VALUE
    DATE                           SERIES V       S&P 500            INDEX
    ----                           --------   ----------------  ---------------
    5/1/97 ......................   10,000         10,000           10,000
   6/30/97 ......................   11,140         11,087           10,980
  12/31/97 ......................   13,130         12,264           12,125
   6/30/98 ......................   14,980         14,437           13,596
  12/31/98 ......................   15,308         15,770           13,905


                            $10,000 Since Inception

The chart above assumes a hypothetical $10,000 investment in Series V (Value Series) on May 1, 1997 (date of inception), and reflects the fees and expenses of Series V. On December 31, 1998, the value of the investment (assuming reinvestment of all dividends and distributions) would have been $15,308. By comparison, the same $10,000 investment would have grown to $15,770 based on the S&P 500, and $13,905 based on the BARRA Value Index's performance.

                          AVERAGE ANNUAL TOTAL RETURN
                           AS OF DECEMBER 31, 1998(1)

                         1 Year       Since Inception
                                         (5-1-97)
         Series V        16.59%           29.02%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products. Fee waivers reduced expenses of the Series and in the absence of such waivers, the performance quoted would be reduced.

    The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

SERIES X (SMALL CAP SERIES)
February 15, 1999

[STRONG CAPITAL MANAGEMENT LOGO]       SUBADVISOR, STRONG CAPITAL MANAGEMENT
                                       PORTFOLIO MANAGER, RONALD C. OGNAR

[PICTURE OF RONALD C. OGNAR]
    Ronald C. Ognar
   Portfolio Manager

TO OUR CONTRACTHOLDERS:

The Small Cap Series of SBL Fund outperformed its benchmark Russell 2000 Index by a wide margin in 1998. The Series rose 11.54% during the year, while the benchmark index declined 2.24%.1 The Lipper peer group average rose a modest 1.48% over the same time period. Significant investments in technology contributed most to relative outperformance, propelled by high demand for computer software and services. Semiconductors and commercial services also made positive contributions to returns. Strong retail sales and continued consumer spending spurred retail holdings, which added to positive results. Poor performance by drugs and patient care stocks caused health care holdings to underperform, which was detrimental to relative performance for the year. Disappointing returns also resulted from investments in cyclicals, energy, and telecommunication services.

A REVIEW OF THE 1998 EQUITY MARKETS

The year began with a broad rally in the U.S. equity markets as large, small, and midcap stocks all posted strong first quarter gains. The rally stalled in mid-April amid concerns about corporate earnings weakness stemming from the Asian financial crisis. April also marked the beginning of the market divergence between high-growth large cap stocks and the rest of the market, which punished small caps and value stocks for much of 1998. Large cap stocks shook off the fears and continued to climb, resulting in another record high for the S&P 500 in mid-July.

Another wave of selling ensued in late summer, again on fears that the Asian crisis would destabilize prices and lead to slower economic growth in the U.S. This sparked a massive flight to Treasury bonds and a tightening of credit conditions. By early autumn small caps and value stocks were firmly entrenched in a bear market, and even the Teflon large caps flirted with 20% declines.

Sentiment quickly reversed when a recovery in the foreign markets and three interest rate cuts by the Federal Reserve sparked a rapid recovery in U.S. stocks. Large cap and technology-related issues led the resurgence as investors scrambled to put their heavy cash positions back to work. Internet stocks and IPOs were traded up to such high levels that traditional valuation measures became pointless. Not even presidential impeachment could restrain the bond market rally, which finally brought small and mid cap stocks out of hibernation. Growth stocks continued to outperform value stocks in all market cap segments as investors paid up for companies with visible earnings.

PORTFOLIO ADJUSTMENTS DURING THE YEAR

During the year we pared our holdings in slower growing sectors such as consumer staples, energy, and financials and shifted to higher growth sectors including software and semiconductors. The Series emphasized more technology issues during the period due to the sector's high earnings visibility for the coming quarters. Health care holdings were also increased. In summary, areas of emphasis included technology, health care, commercial services, and retail. The portfolio had little or no exposure to basic materials, energy, or utilities.

SERIES X (SMALL CAP SERIES)
February 15, 1999


THE OUTLOOK FOR 1999

Looking ahead to 1999, we foresee an economy characterized by steady, moderate growth and very low inflation. Prospects for stable or rising earnings growth should help technology, healthcare, and consumer sectors to lead the market. Volatility will continue to be an issue in 1999 as valuations are back to peak levels and any uncertainty can bring sudden and sharp corrections. As long as the economy avoids a recession, corporate earnings remain positive, and the Federal Reserve maintains its bias toward easing, high quality growth stocks should outperform. We also expect to see broader stock leadership, which includes the best growing mid and small cap stocks.


Ronald C. Ognar
Portfolio Manager

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products. Fee waivers reduced expenses of the Series and in the absence of such waivers, the performance quoted would be reduced.

                          AVERAGE ANNUAL TOTAL RETURN
                            AS OF DECEMBER 31, 19981

                         1 Year       Since Inception
                                        (10-15-97)
         Series X        11.54%            5.61%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products. Fee waivers reduced expenses of the Series and in the absence of such waivers, the performance quoted would be reduced.

    The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                        SERIES X VS. RUSSELL 2000 GROWTH
                        FUNDS INDEX & RUSSELL 2000 INDEX

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                                                RUSSELL 2000
                                                GROWTH FUNDS      RUSSELL 2000
    DATE                           SERIES X        INDEX             INDEX
    ----                           --------   ----------------  ---------------
  10/15/97 ......................   10,000         10,000           10,000
  12/31/97 ......................    9,580          8,967            9,444
   6/30/98 ......................   10,405          9,456            9,887
  12/31/98 ......................   10,685          9,078            9,203


                            $10,000 Since Inception

The chart above assumes a hypothetical $10,000 investment in Series X (Small Cap Series) on October 15, 1997 (date of inception), and reflects the fees and expenses of Series X. On December 31, 1998, the value of the investment (assuming reinvestment of all dividends and distributions) would have been $10,685. By comparison, the same $10,000 investment would have grown to $9,078 based on the Russell 2000 Growth Funds Index, and $9,203 based on the Russell 2000 Index.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1998

SERIES A (GROWTH)

                                                       NUMBER           MARKET
PREFERRED STOCK                                      OF SHARES          VALUE
--------------------------------------------------------------------------------
PUBLISHING - NEWSPAPER - 0.8%
News Corporation Ltd. ADR ....................        400,000     $    9,875,000

COMMON STOCKS
-------------
AEROSPACE/DEFENSE - 0.6%
Lockheed Martin Corporation ..................         90,000          7,627,500

AUTOMOBILES - 0.5%
Ford Motor Company ...........................        115,000          6,749,062

AUTO PARTS & EQUIPMENT - 0.7%
Dana Corporation .............................        230,000          9,401,250

BANKS - MAJOR REGIONAL - 3.8%
Bank of New York Company, Inc. ...............        400,000         16,100,000
BankBoston Corporation .......................        165,000          6,424,688
Northern Trust Corporation ...................        200,000         17,462,500
Wells Fargo Company ..........................        240,000          9,585,000
                                                                  --------------
                                                                      49,572,188
BANKS - MONEY CENTER - 1.0%
Chase Manhattan Corporation ..................        200,000         13,612,500

BEVERAGES - SOFT DRINK - 0.9%
PepsiCo, Inc. ................................        270,000         11,053,125

BROADCAST MEDIA - 1.0%
Chancellor Media Corporation* ................        270,000         12,926,250

BUILDING MATERIALS - 0.5%
Masco Corporation ............................        240,000          6,900,000

COMPUTER HARDWARE - 2.6%
Compaq Computer Corporation ..................        250,000         10,484,375
International Business Machines
    Corporation ..............................         60,000         11,085,000
Sun Microsystems, Inc.* ......................        145,000         12,415,625
                                                                  --------------
                                                                      33,985,000
COMPUTER SOFTWARE/SERVICES - 5.0%
BMC Software, Inc.* ..........................        280,000         12,477,500
Computer Sciences Corporation* ...............        220,000         14,176,250
HBO & Company ................................        400,000         11,475,000
Microsoft Corporation* .......................        200,000         27,737,500
                                                                  --------------
                                                                      65,866,250
COMPUTERS - NETWORKING - 1.2%
Cisco Systems, Inc.* .........................        172,500         16,010,156

DISTRIBUTION - FOOD & HEALTH - 1.0%
Cardinal Health, Inc. ........................        165,000         12,519,375

ELECTRICAL EQUIPMENT - 2.4%
Emerson Electric Company .....................        180,000     $   11,261,250
General Electric Company .....................        200,000         20,412,500
                                                                  --------------
                                                                      31,673,750
ELECTRONICS - SEMICONDUCTORS - 0.9%
Intel Corporation ............................        100,000         11,856,250

ENTERTAINMENT - 0.6%
Time Warner, Inc. ............................        130,000          8,068,125

FINANCIAL - DIVERSE - 4.1%
American General Corporation .................        150,000         11,700,000
Fannie Mae ...................................        240,000         17,760,000
Freddie Mac ..................................        300,000         19,331,250
SLM Holding Corporation ......................        100,000          4,800,000
                                                                  --------------
                                                                      53,591,250
FOODS - 2.5%
Bestfoods ....................................        240,000         12,780,000
ConAgra, Inc. ................................        360,000         11,340,000
Ralston-Ralston Purina Group .................        255,000          8,255,625
                                                                  --------------
                                                                      32,375,625
HEALTH CARE - DIVERSE - 3.3%
American Home Products Corporation ...........        260,000         14,641,250
Bristol-Myers Squibb Company .................        150,000         20,071,875
Johnson & Johnson ............................        100,000          8,387,500
                                                                  --------------
                                                                      43,100,625
HOSPITAL MANAGEMENT - 0.6%
Columbia/HCA Healthcare Corporation ..........        300,000          7,425,000

HOUSEHOLD FURNISHINGS & APPLIANCES - 0.9%
Leggett & Platt, Inc. ........................        520,000         11,440,000

HOUSEHOLD PRODUCTS - 5.0%
Colgate-Palmolive Company ....................        130,000         12,073,750
Dial Corporation .............................        600,000         17,325,000
Fort James Corporation .......................        300,000         12,000,000
Newell Company ...............................        250,000         10,312,500
Procter & Gamble Company, The ................        150,000         13,696,875
                                                                  --------------
                                                                      65,408,125
INSURANCE - LIFE/HEALTH - 1.0%
UNUM Corporation .............................        225,000         13,134,375

INSURANCE - MULTILINE - 2.8%
American International Group, Inc. ...........        168,750         16,305,469
Hartford Financial Services Group, Inc. ......        150,000          8,231,250
Lincoln National Corporation .................        150,000         12,271,875
                                                                  --------------
                                                                      36,808,594
INSURANCE - PROPERTY & CASUALTY - 0.5%
Allstate Corporation .........................        160,000          6,180,000

                                       29   SEE ACCOMPANYING NOTES.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1998

SERIES A (GROWTH)(CONTINUED)
                                                      NUMBER           MARKET
COMMON STOCKS (CONTINUED)                           OF SHARES          VALUE
--------------------------------------------------------------------------------
LEISURE TIME PRODUCTS - 0.8%
Hasbro, Inc. .................................        300,000     $   10,837,500

LODGING - HOTELS - 1.6%
Carnival Corporation .........................        440,000         21,120,000

MANUFACTURING - DIVERSIFIED - 6.1%
AlliedSignal, Inc. ...........................        320,000         14,180,000
Crane Company ................................        337,500         10,188,281
Textron, Inc. ................................        165,000         12,529,688
Tyco International, Ltd. .....................        300,000         22,631,250
U.S. Industries, Inc. ........................        350,000          6,518,750
United Technologies Corporation ..............        130,000         14,137,500
                                                                  --------------
                                                                      80,185,469
MEDICAL PRODUCTS & SUPPLIES - 4.0%
Baxter International, Inc. ...................        200,000         12,862,500
Becton, Dickinson & Company ..................        340,000         14,513,750
Boston Scientific Corporation* ...............        370,000          9,920,625
Medtronic, Inc. ..............................        200,000         14,850,000
                                                                  --------------
                                                                      52,146,875
NATURAL GAS - 0.9%
Coastal Corporation ..........................        340,000         11,878,750

OIL - DOMESTIC - 0.5%
USX - Marathon Group .........................        210,000          6,326,250

OIL - INTERNATIONAL - 3.4%
Chevron Corporation ..........................        120,000          9,952,500
Mobil Corporation ............................        160,000         13,940,000
Royal Dutch Petroleum Company ................        200,000          9,575,000
Texaco, Inc. .................................        200,000         10,575,000
                                                                  --------------
                                                                      44,042,500
OIL & GAS - REFINING & MARKETING - 0.7%
Williams Companies, Inc., The ................        300,000          9,356,250

PAPER & FOREST PRODUCTS - 0.6%
Bowater, Inc. ................................        200,000          8,287,500

PHARMACEUTICALS - 5.3%
Elan Corporation PLC ADR* ....................        200,000         13,912,500
Forest Laboratories, Inc.* ...................        180,000          9,573,750
Schering-Plough Corporation ..................        350,000         19,337,500
SmithKline Beecham PLC ADR ...................        200,000         13,900,000
Watson Pharmaceuticals, Inc.* ................        200,000         12,575,000
                                                                  --------------
                                                                      69,298,750
PHOTOGRAPHY/IMAGING - 1.0%
Xerox Corporation ............................        110,000         12,980,000

PUBLISHING - 1.1%
McGraw-Hill Companies, Inc. ..................        140,000         14,262,500

PUBLISHING - NEWSPAPER - 1.8%
Gannett Company, Inc. ........................        180,000         11,913,750
Tribune Company ..............................        170,000         11,220,000
                                                                  --------------
                                                                      23,133,750
RETAIL - APPAREL - 1.2%
TJX Companies, Inc. ..........................        540,000     $   15,660,000

RETAIL - BUILDING SUPPLIES - 1.3%
Lowe's Companies, Inc. .......................        125,000          6,398,437
Sherwin-Williams Company .....................        350,000         10,281,250
                                                                  --------------
                                                                      16,679,687
RETAIL - DEPARTMENT STORES - 1.6%
Federated Department Stores, Inc.* ...........        200,000          8,712,500
Saks, Inc.* ..................................        400,000         12,625,000
                                                                  --------------
                                                                      21,337,500
RETAIL - DRUG STORES - 2.7%
Rite Aid Corporation .........................        400,000         19,825,000
Walgreen Company .............................        250,000         14,640,625
                                                                  --------------
                                                                      34,465,625
RETAIL - FOOD CHAINS - 2.2%
Kroger Company, The* .........................        160,000          9,680,000
Safeway, Inc.* ...............................        320,000         19,500,000
                                                                  --------------
                                                                      29,180,000
RETAIL - GENERAL MERCHANDISE - 1.4%
Dayton Hudson Corporation ....................        200,000         10,850,000
Kmart Corporation* ...........................        500,000          7,656,250
                                                                  --------------
                                                                      18,506,250
RETAIL - SPECIALTY - 2.2%
Payless ShoeSource, Inc.* ....................        225,000         10,659,375
Staples, Inc.* ...............................        400,000         17,475,000
                                                                  --------------
                                                                      28,134,375
SERVICES - ADVERTISING/MARKETING - 1.4%
Omnicom Group, Inc. ..........................        320,000         18,560,000

SERVICES - COMMERCIAL & CONSUMER - 1.2%
Dun & Bradstreet Corporation .................        130,000          4,103,125
Viad Corporation .............................        380,000         11,542,500
                                                                  --------------
                                                                      15,645,625
TELECOMMUNICATIONS - 1.5%
GTE Corporation ..............................        165,000         11,127,188
SBC Communications, Inc. .....................        170,000          9,116,250
                                                                  --------------
                                                                      20,243,438
TELECOMMUNICATIONS - LONG DISTANCE - 3.4%
MCI WorldCom, Inc.* ..........................        250,000         17,937,500
Sprint Corporation ...........................        175,000         14,721,875
Sprint PCS* ..................................        500,000         11,562,500
                                                                  --------------
                                                                      44,221,875
WASTE MANAGEMENT - 0.9%
Waste Management, Inc. .......................        250,000         11,656,250
                                                                  --------------
    Total common stocks - 92.2% ..............                     1,205,431,094

                                       30  SEE ACCOMPANYING NOTES.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1998

SERIES A (GROWTH)(CONTINUED)
                                                    PRINCIPAL
                                                    AMOUNT OR
                                                      NUMBER           MARKET
COMMERCIAL PAPER                                    OF SHARES          VALUE
--------------------------------------------------------------------------------
ELECTRONICS - 0.0%
Emerson Electric Company,
    5.375% - 2-11-99 .........................     $  400,000     $      397,551

ENTERTAINMENT - 0.1%
Walt Disney Company, Inc., The
    5.025% - 1-14-99 .........................     $1,400,000          1,397,459

FINANCIAL SERVICES - 0.2%
Toyota Motor Credit Corporation, .............     $2,750,000
    5.075% - 1-08-99 .........................                           949,459
    5.165% - 1-08-99 .........................                           499,463
    5.66% - 1-08-99 ..........................                         1,298,604
                                                                  --------------
                                                                       2,747,526
                                                                  --------------
    Total commercial paper - 0.3% ............                         4,542,536
                                                                  --------------
    Total investments - 93.3% ................                     1,219,848,630
    Cash and other assets,
      less liabilities - 6.7% ................                        87,483,363
                                                                  --------------
    Total net assets - 100.0% ................                    $1,307,331,993
                                                                  ==============

SERIES B (GROWTH-INCOME)

PREFERRED STOCK
---------------
BROADCAST MEDIA - 0.2%
Primedia, Inc. ...............................         30,000     $    3,127,500

CORPORATE BONDS
---------------
BANKING - 0.2%
Homeside, Inc., 11.25% - 2003 ................     $1,335,000          1,570,294

BROKERAGE - 0.3%
S I Financing Trust, Inc.,
    9.50% - 2026(1) ..........................        134,000          3,567,750

CHEMICALS - 0.0%
Envirodyne Industries, Inc.,
    12.00% - 2000 ............................     $  205,000            205,256

FOODS - 0.1%
Foodmaker Corporation,
    9.75% - 2003 .............................     $1,250,000          1,312,500

MEDIA - CABLE - 0.1%
CF Cable TV, Inc., 11.625% - 2005 ............     $1,390,000          1,530,737

MEDIA - NONCABLE - 0.1%
Golden Books Publishing, Inc.,
    7.65% - 2002(8)...........................     $3,500,000     $    1,102,500

METALS - 0.1%
Wheeling-Pittsburgh Corporation
    9.25% - 2007 .............................     $1,000,000            927,500

TOBACCO - 0.0%
Standard Commercial Tobacco
    Corporation, 8.875% - 2005 ...............     $  350,000            343,438
                                                                  --------------
    Total corporate bonds - 0.9% .............                        10,559,975

COMMON STOCKS
-------------
AEROSPACE/DEFENSE - 1.0%
Boeing Company, The ..........................        384,100         12,531,262

AGRICULTURAL PRODUCTS - 0.5%
Archer-Daniels-Midland Company ...............        315,000          5,414,062

AUTO PARTS & EQUIPMENT - 1.5%
Dana Corporation .............................        100,000          4,087,500
Genuine Parts Company ........................        250,000          8,359,375
TRW, Inc. ....................................         94,000          5,281,625
                                                                  --------------
                                                                      17,728,500
AUTOMOBILES - 1.0%
General Motors Corporation ...................        163,000         11,664,687
BANKS - MAJOR REGIONAL - 2.8%
Banc One Corporation .........................        213,000         10,876,313
Bankers Trust Corporation ....................        100,000          8,543,750
J.P. Morgan & Company, Inc. ..................        130,000         13,658,125
                                                                  --------------
                                                                      33,078,188
BEVERAGES - SOFT DRINK - 0.7%
PepsiCo, Inc. ................................        200,000          8,187,500

BUILDING MATERIALS - 0.6%
Owens Corning Corporation ....................        200,000          7,087,500

CHEMICALS - BASIC - 2.1%
E.I. du Pont de Nemours & Company ............        225,000         11,939,062
FMC Corporation* .............................        100,000          5,600,000
Praxair, Inc. ................................        200,000          7,050,000
                                                                  --------------
                                                                      24,589,062
COMMUNICATION EQUIPMENT - 0.8%
Motorola, Inc. ...............................        150,000          9,159,375

COMPUTER HARDWARE - 0.5%
Sequent Computer Systems, Inc.* ..............        500,000          6,031,250

COMPUTER SOFTWARE/SERVICES - 1.0%
Autodesk, Inc. ...............................        125,000          5,335,938
Cambridge Technology, Inc.* ..................        300,000          6,637,500
                                                                  --------------
                                                                      11,973,438

                                       31  SEE ACCOMPANYING NOTES.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1998

SERIES B (GROWTH-INCOME)(CONTINUED)

                                                      NUMBER           MARKET
COMMON STOCKS (CONTINUED)                           OF SHARES          VALUE
--------------------------------------------------------------------------------
CONTAINERS & PACKAGING - 0.6%
Crown Cork & Seal Company, Inc. ..............        225,000     $    6,932,812

ELECTRIC COMPANIES - 4.5%
Allegheny Energy, Inc. .......................        171,000          5,899,500
Baltimore Gas & Electric Company .............        250,000          7,718,750
Carolina Power & Light Company ...............         68,000          3,200,250
GPU, Inc. ....................................         76,100          3,362,669
Kansas City Power & Light Company ............        303,200          8,982,300
LG&E Energy Corporation ......................        100,000          2,831,250
Northern States Power Company ................        200,000          5,550,000
Potomac Electric Power Company ...............        250,000          6,578,125
Southern Company .............................        210,000          6,103,125
Texas Utilities Company ......................        100,000          4,668,750
                                                                  --------------
                                                                      54,894,719
ELECTRICAL EQUIPMENT - 0.9%
Emerson Electric Company .....................         70,000          4,379,375
Hubbell, Inc. (Cl.B) .........................        180,000          6,840,000
                                                                  --------------
                                                                      11,219,375
ELECTRONICS - DEFENSE - 1.2%
Raytheon Company (Cl.A) ......................          9,565            494,391
Raytheon Company (Cl.B) ......................        260,600         13,876,950
                                                                  --------------
                                                                      14,371,341
ELECTRONICS - DISTRIBUTION - 0.7%
W.W. Grainger, Inc. ..........................        188,800          7,858,800

ELECTRONICS - SEMICONDUCTORS - 0.3%
National Semiconductor Corporation* ..........        300,000          4,050,000

FOODS - 2.8%
Chiquita Brands International, Inc. ..........        500,000          4,781,250
ConAgra, Inc. ................................        200,000          6,300,000
General Mills, Inc. ..........................        162,100         12,603,275
Tyson Foods, Inc. (Cl.A) .....................        443,900          9,432,875
                                                                  --------------
                                                                      33,117,400
FOOTWEAR - 0.2%
Nike, Inc. (Cl.B) ............................         50,000          2,028,125

GAMING & LOTTERY - 0.5%
Circus Circus Enterprises, Inc.* .............        500,000          5,718,750

GOLD & PRECIOUS METALS MINING - 1.5%
Barrick Gold Corporation .....................        529,700         10,329,150
Newmont Mining Corporation ...................        300,000          5,418,750
Placer Dome, Inc. ............................        170,500          1,960,750
                                                                  --------------
                                                                      17,708,650
HEALTH CARE - LONG TERM CARE - 1.0%
HEALTHSOUTH Corporation* .....................        300,000          4,631,250
Integrated Health Services, Inc. .............        500,000          7,062,500
                                                                  --------------
                                                                      11,693,750
HEALTH CARE - MANAGED CARE - 2.8%
Humana, Inc.* ................................        500,000     $    8,906,250
Oxford Health Plans, Inc.* ...................        400,000          5,950,000
United Healthcare Corporation ................        434,500         18,710,656
                                                                  --------------
                                                                      33,566,906
HOSPITAL MANAGEMENT - 0.4%
Columbia/HCA Healthcare
    Corporation ..............................        200,000          4,950,000

HOUSEHOLD FURNISHINGS & APPLIANCES - 0.9%
Whirlpool Corporation ........................        200,000         11,075,000

HOUSEHOLD PRODUCTS - 1.0%
Kimberly-Clark Corporation ...................        230,000         12,535,000

INSURANCE - LIFE/HEALTH - 0.7%
Aetna, Inc. ..................................        100,000          7,862,500

INSURANCE - MULTILINE - 0.4%
Citigroup, Inc. ..............................        100,000          4,950,000

INSURANCE - PROPERTY - 2.6%
Chubb Corporation ............................        125,000          8,109,375
Safeco Corporation ...........................        250,000         10,734,375
St. Paul Companies, Inc. .....................        343,400         11,933,150
                                                                  --------------
                                                                      30,776,900
IRON & STEEL - 0.6%
USX-U.S. Steel Group, Inc. ...................        300,000          6,900,000

LEISURE TIME PRODUCTS - 0.4%
Callaway Golf Company ........................        450,000          4,612,500

LODGING - HOTELS - 0.2%
Hilton Hotels Corporation ....................        100,000          1,912,500

MACHINERY - DIVERSE - 1.3%
Deere & Company ..............................        350,000         11,593,750
Milacron, Inc. ...............................        200,000          3,850,000
                                                                  --------------
                                                                      15,443,750
MANUFACTURING - DIVERSIFIED - 1.1%
Tenneco, Inc. ................................        400,000         13,625,000

MEDICAL PRODUCTS & SUPPLIES - 2.6%
Baxter International, Inc. ...................        200,000         12,862,500
DENTSPLY International, Inc. .................        300,000          7,725,000
St. Jude Medical, Inc.* ......................        400,000         11,075,000
                                                                  --------------
                                                                      31,662,500
NATURAL GAS - 3.7%
Consolidated Natural Gas Company .............        200,000         10,800,000
Equitable Resources, Inc. ....................        300,000          8,737,500
People's Energy Corporation ..................        350,000         13,956,250
Sonat, Inc. ..................................        400,000         10,825,000
                                                                  --------------
                                                                      44,318,750

                                       32  SEE ACCOMPANYING NOTES.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1998

SERIES B (GROWTH-INCOME)(CONTINUED)

                                                      NUMBER           MARKET
COMMON STOCKS (CONTINUED)                           OF SHARES          VALUE
--------------------------------------------------------------------------------
OFFICE EQUIPMENT & SUPPLIES - 0.2%
Corporate Express, Inc.* .....................        560,000     $    2,905,000

OIL - DOMESTIC - 1.6%
PennzEnergy Company ..........................        250,000          4,078,125
Pennzoil-Quaker State Company ................        250,000          3,750,000
Unocal Corporation ...........................        400,000         11,675,000
                                                                  --------------
                                                                      19,503,125
OIL - INTERNATIONAL - 3.1%
Mobil Corporation ............................        100,000          8,712,500
Royal Dutch Petroleum Company ................        596,500         28,557,438
                                                                  --------------
                                                                      37,269,938
OIL & GAS DRILLING & EQUIPMENT - 4.0%
Baker Hughes, Inc. ...........................        400,000          7,075,000
Halliburton Company ..........................        514,500         15,242,063
Schlumberger, Ltd. ...........................        544,400         25,110,450
                                                                  --------------
                                                                      47,427,513
OIL & GAS EXPLORATION & PRODUCTION - 4.4%
Apache Corporation ...........................        200,000          5,062,500
Burlington Resources, Inc. ...................        245,000          8,774,063
Enron Oil & Gas Company ......................        500,000          8,625,000
Forcenergy, Inc.* ............................        350,000            918,750
Kerr-McGee Corporation .......................        269,700         10,316,025
MCN Energy Group, Inc. .......................        324,000          6,176,250
Phillips Petroleum Company ...................        300,000         12,787,500
                                                                  --------------
                                                                      52,660,088
PAPER & FOREST PRODUCTS - 2.6%
Boise Cascade Corporation ....................        200,000          6,200,000
Champion International Corporation ...........        150,000          6,075,000
International Paper Company ..................        100,000          4,481,250
Louisiana-Pacific Corporation ................        500,000          9,156,250
Rayonier, Inc. ...............................        130,000          5,971,875
                                                                  --------------
                                                                      31,884,375
PERSONAL CARE - 0.0%
Alberto-Culver Company .......................          5,400            144,112

PHARMACEUTICALS - 0.8%
Teva Pharmaceutical
    Industries, Ltd. ADR .....................        250,000         10,171,875

PHOTOGRAPHY / IMAGING - 1.2%
Eastman Kodak Company ........................        150,000         10,800,000
Polaroid Corporation .........................        200,000          3,737,500
                                                                  --------------
                                                                      14,537,500
PUBLISHING - 0.8%
Dow Jones & Company, Inc. ....................        200,000          9,625,000

RAILROADS - 1.8%
Burlington Northern Santa Fe
    Corporation ..............................        270,000     $    9,112,500
Norfolk Southern Corporation .................        100,000          3,168,750
Union Pacific Corporation ....................        200,000          9,012,500
                                                                  --------------
                                                                      21,293,750
REAL ESTATE INVESTMENT TRUSTS - 3.2%
Camden Property Trust ........................        200,000          5,200,000
Highwoods Properties, Inc. ...................        120,000          3,090,000
Hospitality Properties Trust .................        300,000          7,237,500
HRPT Properties Trust ........................        300,000          4,218,750
Liberty Property Trust .......................        410,000         10,096,250
Simon Property Group, Inc. ...................        137,800          3,927,300
United Dominion Realty Trust, Inc. ...........        400,000          4,125,000
                                                                  --------------
                                                                      37,894,800
RESTAURANTS - 1.3%
Cracker Barrel Old Country
    Store, Inc. ..............................        125,000          2,914,063
Landry's Seafood Restaurants, Inc.* ..........        560,000          4,200,000
Wendy's International, Inc. ..................        400,000          8,725,000
                                                                  --------------
                                                                      15,839,063
RETAIL - APPAREL - 0.4%
Nordstrom, Inc. ..............................        150,000          5,203,125

RETAIL - DEPARTMENT STORES - 2.3%
Dillard's Inc. ...............................        210,000          5,958,750
Harcourt General, Inc. .......................        150,000          7,978,125
J.C. Penney Company, Inc. ....................        300,000         14,062,500
                                                                  --------------
                                                                      27,999,375
RETAIL - GENERAL MERCHANDISE - 0.5%
Consolidated Stores Corporation* .............        300,000          6,056,250

RETAIL SPECIALTY - 0.4%
Toys "R" Us, Inc.* ...........................        250,000          4,218,750

SERVICES - COMMERCIAL & CONSUMER - 0.7%
Angelica Corporation .........................         80,000          1,490,000
Laidlaw, Inc. ................................        650,000          6,540,625
                                                                  --------------
                                                                       8,030,625
SERVICES - DATA PROCESSING - 1.9%
Electronic Data Systems Corporation ..........        200,000         10,050,000
First Data Corporation .......................        412,400         13,067,925
                                                                  --------------
                                                                      23,117,925
TELECOMMUNICATIONS - 4.3%
ALLTEL Corporation ...........................        100,000          5,981,250
Bell Atlantic Corporation ....................        340,000         19,316,250
GTE Corporation ..............................        300,000         20,231,250
SBC Communications, Inc. .....................        100,000          5,362,500
                                                                  --------------
                                                                      50,891,250
TELECOMMUNICATIONS - LONG DISTANCE - 2.2%
AT&T Corporation .............................        350,000         26,337,500

                                       33  SEE ACCOMPANYING NOTES.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1998

SERIES B (GROWTH-INCOME)(CONTINUED)
                                                    PRINCIPAL
                                                    AMOUNT OR
                                                      NUMBER           MARKET
COMMON STOCKS (CONTINUED)                           OF SHARES          VALUE
--------------------------------------------------------------------------------
TEXTILES - APPAREL - 0.5%
Russell Corporation ..........................        300,000     $    6,093,750

TOBACCO - 0.9%
UST, Inc. ....................................        300,000         10,462,500

TRUCKING - 0.4%
Werner Enterprises, Inc. .....................        300,000          5,306,250

WASTE MANAGEMENT - 0.7%
Browning-Ferris Industries ...................        300,000          8,531,250
                                                                  --------------
    Total common stocks - 85.6% ..............                     1,024,634,541

GOVERNMENT SECURITIES
---------------------
U.S. GOVERNMENT SECURITIES - 8.7%
U.S. Treasury Notes,
    6.125% - 2000 ............................     $50,000,000        51,229,000
    6.50% - 2001 .............................     $50,000,000        52,317,000
                                                                  --------------
                                                                     103,546,000
TEMPORARY CASH INVESTMENTS
--------------------------
DISCOUNT NOTES - 3.3%
    Federal Home Loan Mortgage,
       4.98% - 1999 ..........................     $40,000,000        39,685,200
                                                                  --------------
    Total investments - 98.7% ................                     1,181,553,216

    Cash and other assets,
       less liabilities - 1.3% ...............                        15,425,559
                                                                  --------------
    Total net assets - 100.0% ................                    $1,196,978,775
                                                                  ==============

SERIES C (MONEY MARKET)
                                                   PRINCIPAL          MARKET
COMMERCIAL PAPER                                     AMOUNT           VALUE
--------------------------------------------------------------------------------
BEVERAGES - 3.9%
Coca Cola Company,
    5.13% - 1-11-99 ..........................     $3,000,000     $    2,995,725
Pepsi-Cola, Inc.,
    5.10% - 1-13-99 ..........................     $2,000,000          1,996,600
                                                                  --------------
                                                                       4,992,325
BROKERAGE - 6.9%
Bear Stearns, Inc.,
    5.13% - 2-19-99 ..........................     $5,350,000          5,316,562
Merrill Lynch & Company, Inc., ...............     $3,500,000
    5.10% - 2-12-99 ..........................                           994,710
    5.08% - 2-17-99 ..........................                           994,030
    5.02% - 3-22-99 ..........................                         1,484,490
                                                                  --------------
                                                                       8,789,792
BUSINESS SERVICES - 2.3%
General Electric Capital Corporation, ........     $2,900,000
    5.07% - 1-14-99 ..........................                    $    1,298,206
    5.13% - 1-25-99 ..........................                         1,046,987
    5.07% - 1-27-99 ..........................                           548,273
                                                                  --------------
                                                                       2,893,466
COMBINATION GAS & ELECTRIC - 5.5%
Dayton Power & Light Company,
    5.08% - 3-23-99 ..........................      3,850,000          3,809,690
South Carolina Electric & Gas
    Company, 5.33% - 1-28-99 .................      3,300,000          3,286,808
                                                                  --------------
                                                                       7,096,498
COMPUTER SYSTEMS - 1.9%
International Business Machines Corporation,
    5.02% - 2-4-99 ...........................      2,500,000          2,489,375

ELECTRIC UTILITIES - 12.9%
Carolina Power & Light Company, ..............      3,650,000
    5.13% - 2-3-99 ...........................                         2,987,580
    5.10% - 2-26-99 ..........................                           645,320
CLECO Corporation, ...........................      3,100,000
    5.15% - 2-9-99 ...........................                         1,143,584
    5.40% - 2-9-99 ...........................                         1,242,688
    4.55% - 2-17-99 ..........................                           695,779
Duke Energy Corporation,
    5.20% - 2-9-99 ...........................      1,700,000          1,690,423
Florida Power Corporation,
    5.25% - 1-12-99 ..........................      1,000,000            998,396
Georgia Power Company, .......................      2,950,000
    5.33% - 1-27-99 ..........................                           697,305
    5.15% - 2-22-99 ..........................                         2,235,015
OGE Energy Corporation,
    5.95% - 1-6-99 ...........................      1,250,000          1,248,967
Progress Capital Holdings, Inc.,
    5.25% - 1-21-99 ..........................      2,900,000          2,891,542
                                                                  --------------
                                                                      16,476,599
ELECTRICAL EQUIPMENT - 2.8%
General Electric Company,
    5.01% - 1-29-99...........................      3,600,000          3,587,724

ELECTRONICS - 4.0%
Avnet, Inc., .................................      3,700,000
    5.35% - 1-15-99 ..........................                         1,198,164
    5.08% - 3-12-99 ..........................                         2,477,275
Emerson Electric Company,
    5.05% - 2-12-99 ..........................      1,500,000          1,492,065
                                                                  --------------
                                                                       5,167,504
ENTERTAINMENT - 2.0%
Walt Disney Company, The,
    5.05% - 1-14-99 ..........................      2,600,000          2,596,386

                                       34  SEE ACCOMPANYING NOTES.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1998

SERIES C (MONEY MARKET)(CONTINUED)

                                                   PRINCIPAL          MARKET
COMMERCIAL PAPER (CONTINUED)                         AMOUNT           VALUE
-------------------------------------------------------------------------------
FINANCIAL SERVICES - 4.6%
Toyota Motor Credit Corporation, .............   $  5,850,000
    5.09% - 1-8-99 ...........................                   $    3,847,806
    5.06% - 2-5-99 ...........................                        1,991,320
                                                                 --------------
                                                                      5,839,126
FOOD SERVICES - 2.6%
General Mills, ...............................      3,350,000
    5.13% - 1-7-99 ...........................                        2,498,925
    5.12% - 1-11-99 ..........................                          849,150
                                                                 --------------
                                                                      3,348,075
LEASING - 2.9%
International Lease Finance Corporation,
    5.10% - 2-16-99 ..........................      3,750,000         3,728,138

NATURAL GAS - 2.3%
Consolidated Natural Gas Company,
    5.15% - 1-25-99 ..........................      3,000,000         2,989,700

NUCLEAR - 0.2%
Bayshore Fuel Company,
    5.38% - 1-14-99 ..........................        200,000           199,611

PHOTOGRAPH/IMAGING - 0.8%
Eastman Kodak Company,
    5.28% - 1-13-99 ..........................      1,000,000           998,240

PUBLISHING - 1.1%
McGraw-Hill Company, Inc.,
    5.15% - 2-23-99 ..........................      1,400,000         1,390,480

TELECOMMUNICATIONS - 3.8%
Bell Atlantic Network Funding Corporation,
    5.23% - 1-5-99 ...........................      1,950,000         1,948,867
Bellsouth Telecommunications, Inc.,
    5.05% - 2-4-99 ...........................      3,000,000         2,987,370
                                                                 --------------
                                                                      4,936,237
                                                                 --------------
    Total commercial paper - 60.5% ...........                       77,519,276

U.S. GOVERNMENT & AGENCIES
--------------------------
FEDERAL HOME BANK - 2.3%
Federal Home Loan Bank,
    5.12% - 11-5-99 ..........................      3,000,000         3,000,000

FEDERAL MORTGAGE CORPORATION - 10.5%
Federal Mortgage Corporation, ................     13,500,000
    4.5625% - 1-4-99 .........................                        3,498,687
    5.4367% - 1-29-99 ........................                        4,980,244
    5.0795% - 2-8-99 .........................                        4,976,450
                                                                 --------------
                                                                     13,455,381
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 12.4%
Federal National Mortgage
    Association, .............................    $16,100,000
    4.62367% - 4-1-99 ........................                   $    3,459,645
    4.9185% - 4-5-99 .........................                        2,568,124
    4.91736% - 4-8-99 ........................                        4,937,700
    4.8768% - 5-7-99 .........................                        4,919,700
                                                                 --------------
                                                                     15,885,169
SMALL BUSINESS ASSOCIATION POOLS - 10.8%
    #502406, 5.50% - 2006(2)..................        374,096           374,096
    #502163, 5.75% - 2012(2)..................        753,498           753,498
    #502353, 5.50% - 2018(2)..................         97,722            97,722
    #503176, 5.375% - 2020(2).................        586,970           589,905
    #503459, 5.25% - 2021(2)..................      1,647,836         1,641,656
    #503283, 5.25% - 2021(2)..................      1,478,121         1,471,885
    #503295, 5.75% - 2021(2)..................      1,142,717         1,144,146
    #503303, 5.75% - 2021(2)..................      1,261,347         1,262,924
    #503308, 5.25% - 2021(3)..................        952,410           952,410
    #503343, 5.375% - 2021(2).................      1,451,523         1,451,523
    #503347, 5.375% - 2021(2).................      4,021,476         4,021,476
                                                                 --------------
                                                                     13,761,241
                                                                 --------------
    Total U.S. government & agencies - 36.0% .                       46,101,791


MISCELLANEOUS ASSETS
--------------------
FUNDING AGREEMENTS - 4.7%
Security Life of Denver Insurance Company,
    5.57656% - 2001(2)........................      3,000,000         3,000,000
Travelers Insurance Company,
    5.5666% - 2001(2).........................      3,000,000         3,000,000
                                                                 --------------
                                                                      6,000,000
                                                                 --------------
    Total investments - 101.2% ...............                      129,621,067
    Liabilities, less cash and other assets -(1.2%)                  (1,537,661)
                                                                 --------------
    Total net assets - 100.0% ................                   $  128,083,406
                                                                 ==============

                                       35  SEE ACCOMPANYING NOTES.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1998

SERIES D (WORLDWIDE EQUITY)
                                                       NUMBER           MARKET
COMMON STOCKS                                        OF SHARES          VALUE
--------------------------------------------------------------------------------
CANADA - 3.5%
Bombardier, Inc. (Cl.B) ......................        253,100     $    3,625,130
Imax Corporation ADR* ........................        268,300          8,484,988
                                                                  --------------
                                                                      12,110,118
FRANCE - 10.6%
AXA-UAP ......................................         30,300          4,393,505
Canal Plus ...................................         48,400         13,212,918
Cap Gemini S.A ...............................         46,000          7,386,416
Carrefour S.A ................................          4,500          3,398,643
Coflexip S.A .................................         16,900            542,913
Societe BIC S.A ..............................         80,000          4,439,512
Vivendi ......................................         15,421          4,002,802
                                                                  --------------
                                                                      37,376,709
GERMANY - 13.0%
Allianz AG ...................................          9,920          3,639,001
Fresenius AG .................................         30,000          6,322,046
Fresenius Medical Care AG ....................         30,900          2,179,845
Porsche AG ...................................          4,850         11,152,438
ProSieben Media AG ...........................         20,000            958,213
Rhoen-Klinikum AG ............................         43,930          4,483,729
Systeme, Anwendungen, Produkte
  in der Datenverarbeitung ...................          5,000          2,387,128
Volkswagen AG ................................        112,000          8,943,324
Wella AG .....................................          6,500          5,463,497
                                                                  --------------
                                                                      45,529,221
GREECE - 1.2%
Hellenic Telecommunications
    Organization S.A .........................        154,275          4,104,084

HONG KONG - 0.2%
Television Broadcasts, Ltd. ..................        264,000            681,528

IRELAND - 1.8%
Elan Corporation PLC ADR* ....................         88,700          6,170,194

ITALY - 5.2%
Banca Populare di Spoleto ....................        154,000          2,727,082
Credito Italiano SpA* ........................        705,000          4,187,822
Olivetti SpA* ................................      1,550,000          5,404,981
Telecom Italia SpA ...........................        775,000          5,733,979
                                                                  --------------
                                                                      18,053,864
JAPAN - 2.6%
Credit Saison Company, Ltd. ..................        115,700          2,856,600
Nichiei Company, Ltd. ........................         11,600            925,532
Nintendo Company, Ltd. .......................         53,500          5,193,484
                                                                  --------------
                                                                       8,975,616
NETHERLANDS - 2.8%
Koninklijke Ahold NV .........................        169,600     $    6,271,775
Koninklijke (Royal) Philips
    Electronics NV ...........................         38,500          2,584,856
STMicroelectronics NV* .......................         13,100          1,022,619
                                                                  --------------
                                                                       9,879,250
PORTUGAL - 1.9%
Banco Espirito Santo de Comercial
    de Lisboa, S.A ...........................         54,000          1,676,045
Brisa - Auto Estradas de Portugal S.A ........         22,000          1,295,051
Sonae Investimentos - Sociedade
    Gestora de Participacoes
    Sociais S.A ..............................         75,000          3,646,174
                                                                  --------------
                                                                       6,617,270
SINGAPORE - 1.5%
Dairy Farm International
    Holdings, Ltd. ...........................      2,850,000          3,277,500
Singapore Press Holdings, Ltd. ...............        198,800          2,156,679
                                                                  --------------
                                                                       5,434,179
SWEDEN - 1.0%
Autoliv, Inc. ................................         50,500          1,812,961
Telefonaktiebolaget LM Ericsson ..............         79,300          1,888,142
                                                                  --------------
                                                                       3,701,103
SWITZERLAND - 2.9%
Adecco S.A ...................................          4,750          2,168,366
Compagnie Financiere
 Richemont AG ................................          1,550          2,191,554
UBS AG .......................................         19,200          5,899,090
                                                                  --------------
                                                                      10,259,010
UNITED KINGDOM - 18.6%
British Petroleum
 Company PLC ADR .............................         15,500          1,389,187
Cable & Wireless
 Communications PLC* .........................        122,700          1,121,795
Cadbury Schweppes PLC ........................        465,800          7,935,980
Carlton Communications PLC ...................        855,000          7,838,245
Dixons Group PLC .............................        236,200          3,307,007
Energis PLC* .................................        186,700          4,177,993
George Wimpey PLC ............................      1,121,100          2,023,836
Glaxo Wellcome PLC ...........................         38,600          2,682,700
Granada Group PLC ............................        153,500          2,723,770
Hanson PLC* ..................................        510,000          4,032,677
National Westminster Bank PLC ................        204,000          3,930,428
Provident Financial PLC ......................        277,798          4,011,899
Rentokil Initial PLC .........................        786,000          5,878,322
Rolls-Royce PLC ..............................      1,150,000          4,726,024
Royal Bank of Scotland Group PLC .............        103,100          1,658,770
Telewest Communications PLC* .................      1,400,000          4,012,254
WPP Group PLC ................................        635,000          3,845,707
                                                                  --------------
                                                                      65,296,594

                                       36  SEE ACCOMPANYING NOTES.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1998

SERIES D (WORLDWIDE EQUITY)(CONTINUED)

                                                     NUMBER           MARKET
COMMON STOCKS (CONTINUED)                          OF SHARES          VALUE
--------------------------------------------------------------------------------
UNITED STATES - 30.0%
Advanced Micro Devices, Inc.* ................        154,200     $    4,462,163
Agouron Pharmaceuticals, Inc.* ...............          1,100             64,625
American Express Company .....................         30,800          3,149,300
American International Group, Inc. ...........         15,000          1,449,375
Amgen, Inc.* .................................         27,000          2,823,187
Associates First Capital Corporation .........         61,600          2,610,300
AT&T Corporation .............................         61,700          4,642,925
Bristol-Myers Squibb Company .................         10,100          1,351,506
Cardinal Health, Inc. ........................             50              3,794
Chubb Corporation, The .......................         38,600          2,504,175
Circuit City Stores - Circuit City Group .....         64,200          3,205,988
Cisco Systems, Inc.* .........................         43,000          3,990,937
EMC Corporation* .............................          1,900            161,500
Fannie Mae ...................................         61,700          4,565,800
General Instrument Corporation* ..............        154,200          5,233,162
Genzyme Corporation* .........................         77,000          3,830,750
Gilead Sciences, Inc.* .......................         71,100          2,919,544
Hasbro, Inc. .................................        107,900          3,897,888
Home Depot, Inc. .............................         41,600          2,545,400
ICICI, Ltd. ..................................         23,900            132,308
Incyte Pharmaceuticals, Inc.* ................         13,800            515,775
International Business Machines
  Corporation ................................         27,000          4,988,250
International Flavors & Fragrances, Inc. .....         49,300          2,178,444
International Game Technology ................        108,900          2,647,631
Lucent Technologies, Inc. ....................          7,800            858,000
Marsh and McLennan Companies, Inc. ...........             50              2,922
McDermott International, Inc. ................         77,100          1,903,406
MCI WorldCom, Inc.* ..........................        102,700          7,368,725
Merrill Lynch & Company, Inc. ................          5,700            380,475
Microsoft Corporation* .......................         21,400          2,967,913
Millennium Pharmaceuticals, Inc.* ............         39,500          1,022,062
Morgan Stanley Dean Witter & Company .........          5,900            418,900
National Semiconductor Corporation* ..........        300,000          4,050,000
Pfizer, Inc. .................................         23,100          2,897,606
QUALCOMM, Inc.* ..............................         77,100          3,994,744
Quintiles Transnational Corporation* .........         36,500          1,948,187
Scientific-Atlanta, Inc. .....................        144,000          3,285,000
Service Corporation International ............         60,300          2,295,169
Sun Microsystems, Inc.* ......................         77,100          6,601,687
Transocean Offshore, Inc. ....................         38,800          1,040,325
                                                                  --------------
                                                                     104,909,848
                                                                  --------------
    Total common stocks - 96.8% ..............                       339,098,588

                                                       NUMBER           MARKET
PREFERRED STOCK                                      OF SHARES          VALUE
--------------------------------------------------------------------------------
GERMANY - 0.2%
Sto Ag Vorzug ................................          1,246     $      306,712
                                                                  --------------
    Total investments - 97.0% ................                       339,405,300

    Cash and other assets, less liabilities - 3.0%                    10,388,925
                                                                  --------------
    Total net assets - 100.0% ................                    $  349,794,225
                                                                  ==============

At December 31, 1998, Series D's investment concentration by industry was as follows:

    Advertising .....................................................     1.2%
    Aerospace/Defense ...............................................     1.5%
    Auto Parts & Supplies ...........................................     0.5%
    Automobiles .....................................................     5.7%
    Banks & Credit ..................................................     5.7%
    Broadcast Media .................................................     6.5%
    Building & Construction .........................................     1.7%
    Communications ..................................................     2.9%
    Computer Software ...............................................     1.5%
    Computer Systems ................................................     6.6%
    Cosmetics .......................................................     1.6%
    Drugs ...........................................................     3.6%
    Electronics .....................................................     2.0%
    Engineering .....................................................     0.5%
    Entertainment ...................................................     4.3%
    Financial Services ..............................................     6.5%
    Food Wholesalers ................................................     4.1%
    Health Care .....................................................     6.4%
    Household Products ..............................................     0.6%
    Industrial Services .............................................     1.1%
    Insurance .......................................................     3.4%
    Manufacturing ...................................................     1.0%
    Medical .........................................................     1.3%
    Office Equipment ................................................     2.8%
    Oil .............................................................     0.8%
    Retail ..........................................................     4.5%
    Semiconductors ..................................................     1.5%
    Services ........................................................     3.7%
    Telecommunications ..............................................    11.0%
    Tobacco .........................................................     0.6%
    Toys & Sporting Goods ...........................................     1.5%
    Transportation ..................................................     0.4%
    Cash & other assets, less liabilities ...........................     3.0%
                                                                        -----
                                                                        100.0%
                                                                        =====

                                       37  SEE ACCOMPANYING NOTES.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1998

SERIES E (HIGH GRADE INCOME)
                                                    PRINCIPAL
                                                    AMOUNT OR
                                                      NUMBER           MARKET
CORPORATE BONDS                                     OF SHARES          VALUE
--------------------------------------------------------------------------------
AUTOMOTIVE - 2.8%
Chrysler Corporation,
    7.45% - 2027 .............................     $2,375,000     $    2,737,188
Federal-Mogul Corporation,
    7.75% - 2006 .............................     $  250,000            250,625
    7.785% - 2010 ............................     $  250,000            246,875
Ford Motor Company,
    7.25% - 2008 .............................     $1,000,000          1,105,000
                                                                  --------------
                                                                       4,339,688
BANKING - 2.5%
B.F. Saul REIT, 9.75% - 2008 .................     $  250,000            229,375
Homeside, Inc., 11.25% - 2003 ................     $1,250,000          1,470,313
Washington Mutual Capital,
    8.375% - 2027(1)..........................     $2,000,000          2,230,000
                                                                  --------------
                                                                       3,929,688
BEVERAGE - 1.7%
Anheuser-Busch Companies, Inc.,
7.10% - 2007 .................................     $2,425,000          2,658,406

BROKERAGE - 1.8%
SI Financing Trust, Inc.,
    9.50% - 2026(1)...........................        102,610          2,731,991

BUILDING MATERIALS - 2.3%
LaFarge Corporation, 6.375% - 2005 ...........     $1,000,000          1,031,250
Martin Marietta Material,
    5.875% - 2008 ............................     $1,000,000            988,750
Nortek, Inc., 8.875% - 2008 ..................     $  500,000            507,500
St. Paul Companies, Inc.,
    6.38% - 2008 .............................     $1,000,000            996,250
                                                                  --------------
                                                                       3,523,750
CONSTRUCTION MACHINERY - 0.9%
AGCO Corporation, 8.5% - 2006 ................     $  500,000            478,750
Columbus Mckinnon Corporation,
    8.5% - 2008 ..............................     $  500,000            471,250
Titan Wheel International, Inc.,
    8.75% - 2007 .............................     $  500,000            480,000
                                                                  --------------
                                                                       1,430,000
CONSUMER CYCLICALS - OTHER - 0.2%
American ECO Corporation,
    9.625% - 2008 ............................     $  500,000            336,250

ENERGY - OTHER - 0.2%
P&L Coal Holdings Corporation,
    8.875% - 2008 ............................     $  300,000            306,000

ENTERTAINMENT - 0.7%
Paramount Communications,
    7.5% - 2023 ..............................     $1,000,000          1,018,750

FINANCIAL COMPANIES - 7.9%
American RE Capital, 8.50% - 2025(1)..........         46,000     $    1,190,250
Associates Corporation, N.A.,
    7.55% - 2006 .............................     $1,000,000          1,116,250
CB Richard Ellis Service,
    8.875% - 2006 ............................     $  500,000            488,750
Countrywide Capital Industries, Inc.,
    8.00% - 2026(1)...........................     $1,000,000          1,033,750
General Electric Capital Corporation,
    8.625% - 2008 ............................     $1,750,000          2,150,313
Merrill Lynch & Company, Inc.,
    7.375% - 2006 ............................     $2,500,000          2,750,000
Morgan Stanley Dean Witter Discover
    & Company, 7.25% - 2023 ..................     $2,500,000          2,587,500
PNC Funding Corporation,
    7.75% - 2004 .............................     $  800,000            880,000
                                                                  --------------
                                                                      12,196,813
FINANCE - OTHER - 1.3%
EOP Operating LP, REIT,
    6.625% - 2005 ............................     $2,050,000          2,057,687

FOOD - 5.0%
Archer-Daniels-Midland Company,
    8.875% - 2011 ............................     $2,000,000          2,500,000
Cargill Corporation, 6.15% - 2008 ............     $2,000,000          2,090,000
Chiquita Brands International, Inc.,
    10.25% - 2006 ............................     $  500,000            520,625
ConAgra, Inc., 6.70% - 2027 ..................     $2,000,000          2,102,500
Nash Finch Company, 8.50% - 2008 .............     $  500,000            475,625
                                                                  --------------
                                                                       7,688,750
GAMING - 2.4%
Boyd Gaming Corporation,
    9.25% - 2003 .............................     $  500,000            515,000
Circus Circus Enterprise,
    9.25% - 2005 .............................     $  250,000            255,313
MGM Grand, Inc., 6.95% - 2005 ................     $1,400,000          1,361,500
Mirage Resorts, Inc., 6.625% - 2005 ..........     $1,150,000          1,127,000
Park Place Entertainment,
    7.875% - 2005 ............................     $  400,000            400,000
                                                                  --------------
                                                                       3,658,813
HEALTHCARE - 0.3%
Tenet Healthcare Corporation,
    8.125% - 2008 ............................     $  500,000            516,875

HOME CONSTRUCTION - 0.3%
D.R. Horton, Inc., 8.375% - 2004 .............     $  125,000            124,063
MDC Holdings, 8.375% - 2008 ..................     $  250,000            244,375
Toll Corporation, 7.75% - 2007 ...............     $  125,000            123,750
                                                                  --------------
                                                                         492,188
INDEPENDENT ENERGY - 0.5%
Seagull Energy Corporation,
    8.625% - 2005 ............................     $  800,000            786,000

                                       38  SEE ACCOMPANYING NOTES.

SCHEDULE OF INVESTMENTS
December 31, 1998

SERIES E (HIGH GRADE INCOME)(CONTINUED)
                                                   PRINCIPAL          MARKET
CORPORATE BONDS (CONTINUED)                          AMOUNT           VALUE
--------------------------------------------------------------------------------
LODGING - 0.3%
HMH Properties, 7.875% - 2008 ................     $  500,000     $      486,875

MEDIA - CABLE - 3.4%
Adelphia Communications, Inc.,
    9.50% - 2004 .............................        250,000            265,000
    8.375% - 2008 ............................        250,000            258,750
Century Communications
    Corporation, 8.375% - 2007 ...............        125,000            134,375
Comcast Corporation, 9.125% - 2006 ...........        150,000            158,250
CSC Holdings, Inc., 7.875% - 2018 ............        500,000            506,875
Jones Intercable, Inc., 7.625% - 2008 ........        500,000            523,750
Lenfest Communications, Inc.,
    10.50% - 2006 ............................        500,000            585,000
Rogers Cablesystems, 9.625% - 2002 ...........        675,000            728,156
Rogers Communications, Inc.,
    9.125% - 2006 ............................        665,000            691,600
Time Warner Entertainment,
    10.15% - 2012 ............................        670,000            920,412
Westinghouse Electric Company,
    8.375% - 2002 ............................        500,000            533,125
                                                                  --------------
                                                                       5,305,293
MEDIA - NONCABLE - 1.4%
Big Flower Press Holdings, Inc.,
    8.875% - 2007 ............................        500,000            505,000
K-III Communications Corporation,
    10.25% - 2004 ............................        555,000            577,894
News American Holdings,
    8.625% - 2003 ............................        475,000            527,250
USA Networks, 6.75% - 2005 ...................        500,000            498,750
                                                                  --------------
                                                                       2,108,894
METALS - 0.8%
AK Steel, 10.75% - 2004 ......................        500,000            520,000
Ameristeel Corporation, 8.75% - 2008 .........        500,000            483,750
WHX Corporation, 10.50% - 2005 ...............        250,000            229,375
                                                                  --------------
                                                                       1,233,125
OIL FIELD SERVICES - 1.5%
Transocean Offshore, Inc.,
    8.00% - 2027 .............................      2,000,000          2,357,500

RETAILERS - 2.4%
Lowe's Companies, Inc.,
    6.70% - 2007 .............................      1,600,000          1,678,000
Mattel, Inc., 6.125% - 2005 ..................        700,000            717,500
Sears Roebuck & Company,
    6.41% - 2001 .............................        350,000            356,125
Specialty Retailers, Inc., 8.50% - 2005 ......        250,000            224,375
Zale Corporation, 8.50% - 2007 ...............        750,000            727,500
                                                                  --------------
                                                                       3,703,500
SERVICES - 0.8%
Loewen Group International, Inc.,
    8.25% - 2003 .............................     $  850,000     $      711,875
Protection One Alarm,
    7.375% - 2005 ............................        500,000            516,250
                                                                  --------------
                                                                       1,228,125
SUPERMARKETS - 0.7%
Safeway, Inc., 6.50% - 2008 ..................      1,000,000          1,027,500

TECHNOLOGY - 0.7%
Dell Computer Corporation,
    6.55% - 2008 .............................      1,000,000          1,037,500

TELECOMMUNICATIONS - 3.7%
Cable & Wireless Communication, PLC
    6.75% - 2008 .............................        700,000            713,125
Centennial Cellular, 8.875% - 2001 ...........        800,000            839,000
Comcast Cellular Holdings, Inc.,
    9.50% - 2007 .............................        250,000            266,250
GTE Corporation, 7.51% - 2009 ................      1,500,000          1,713,750
Mastec, Inc., 7.75% - 2008 ...................        250,000            238,125
MCI WorldCom, Inc., 6.40% - 2005 .............        650,000            674,375
Southwestern Bell, 6.625% - 2007 .............      1,000,000          1,076,250
                                                                  --------------
                                                                       5,520,875
TEXTILES - 0.2%
Westpoint Stevens, Inc.,
    7.875% - 2008 ............................        300,000            307,500

TOBACCO - 0.5%
Dimon, Inc., 8.875% - 2006 ...................        400,000            390,000
Standard Commercial Tobacco
    Corporation, 8.875% - 2005 ...............        500,000            490,625
                                                                  --------------
                                                                         880,625
TRANSPORTATION - AIRLINES - 3.4%
Southwest Airlines Company,
        7.875% - 2007 ........................      2,475,000          2,833,875
United Airlines, 11.21% - 2014 ...............      1,825,000          2,466,031
                                                                  --------------
                                                                       5,299,906
TRANSPORTATION - RAILROADS - 2.6%
ROCS Series Burlington Northern
        Santa Fe 1998-1, 6.50% - 2017 ........      1,480,351          1,519,422
ROCS Series NSC 1998 - 1,
        6.375% - 2017 ........................      2,432,530          2,473,524
                                                                  --------------
                                                                       3,992,946
TRANSPORTATION - OTHER - 0.3%
Allied Holdings, Inc.,
        8.625% - 2007 ........................        500,000            501,250

TRANSPORTATION - SERVICES - 0.7%
ROCS Series FDX 1997 - 1,
        7.00% - 2017 .........................        975,931          1,039,696

                                       39  SEE ACCOMPANYING NOTES.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1998

SERIES E (HIGH GRADE INCOME)(CONTINUED)

                                                   PRINCIPAL          MARKET
CORPORATE BONDS (CONTINUED)                          AMOUNT           VALUE
--------------------------------------------------------------------------------
UTILITIES - ELECTRIC - 1.7%
Cal Energy Company, Inc.,
        9.50% - 2006 .........................     $1,000,000     $    1,107,500
Calpine Corporation, 8.75% - 2007 ............        500,000            523,750
Cinergy Global Resources,
        6.20% - 2008 .........................      1,000,000          1,010,000
                                                                  --------------
                                                                       2,641,250
UTILITIES - NATURAL GAS - 1.2%
National Fuel Gas Company,
        6.303% - 2008 ........................      1,750,000          1,824,375

YANKEE - CORPORATE - 10.4%
ABN AMRO Bank NV,
        7.30% - 2026 .........................      1,500,000          1,554,375
Abbey National PLC, 6.69% - 2005 .............      2,375,000          2,496,719
Argentaria Capital Funding,
        6.375% - 2006 ........................      2,000,000          2,014,872
Bank of Austria AG, 7.25% - 2017 .............        160,000            168,200
BCH Cayman Islands, Ltd.,
         7.70% - 2006 ........................      2,500,000          2,715,625
Den Danske Bank, 7.40% - 2010 ................      2,175,000          2,310,937
Panamerican Beverages, Inc.,
        8.125% - 2003 ........................      2,050,000          2,096,125
Petroleum Geo-Services,
        7.50% - 2007 .........................      1,200,000          1,257,000
Santander Financial Issuances, Ltd.,
        7.00% - 2006 .........................      1,400,000          1,470,000
                                                                  --------------
                                                                      16,083,853
YANKEE - CANADIAN - 2.3%
Agrium, Inc., 7.00% - 2004 ...................      1,000,000          1,021,250
Quebecor Printing Capital,
        7.25% - 2007 .........................      2,350,000          2,476,312
                                                                  --------------
                                                                       3,497,562
                                                                  --------------
Total corporate bonds - 69.8% ................                       107,749,799

MORTGAGE BACKED SECURITIES
--------------------------
U.S. GOVERNMENT AGENCIES - 14.0%
Federal Home Loan Bank,
        5.19% - 2003 .........................      1,000,000          1,004,550
Federal Home Loan Mortgage Corporation,
        FHR 1339 C, 8.00% - 2006 CMO .........      1,000,000          1,039,890
        FHR 112 H, 8.80% - 2020 CMO ..........        158,804            159,101
        FHR 1311 J, 7.50% - 2021 CMO .........      3,325,000          3,407,360
        FHR 1930 AB, 7.50% - 2023 CMO ........      1,122,047          1,135,958
        FHLMC, 5.125% - 2008 .................      2,300,000          2,279,760
        FHLMC, 5.75% - 2008 ..................      2,000,000          2,072,540
                                                                  --------------
                                                                      11,099,159
Federal National Mortgage Association,
        FNMA, 5.45% - 2003 ...................     $1,500,000     $    1,523,100
        FNMA, 6.00% - 2008 ...................      7,000,000          7,405,090
        FNR 1994-79 B,
           7.00% - 2019 CMO ..................      1,700,000          1,724,752
                                                                  --------------
                                                                      10,652,942
U.S. GOVERNMENT SECURITIES - 5.8%
Government National Mortgage Association,
        GNMA 39238, 9.50% - 2009 .............        284,385            304,856
        GNMA 305617, 9.00% - 2021 ............        199,438            211,769
        GNMA 301465, 9.00% - 2021 ............        152,594            162,029
        GNMA 313107, 7.00% - 2022 ............      1,418,892          1,455,798
        GNMA 352022, 7.00% - 2023 ............      1,551,569          1,586,542
        GNMA 369303, 7.00% - 2023 ............      1,637,259          1,673,917
        GNMA II 181907, 9.50% - 2020 .........        167,495            178,528
        GNMA II 2445, 8.00% - 2027 ...........      1,505,791          1,557,545
        GNR 1997-10B, 7.50% - 2019 ...........      1,805,179          1,818,555
                                                                  --------------
                                                                       8,949,539
NON-AGENCY SECURITIES - 2.1%
Chase Capital Mortgage Securities
        Company, 1997-1B,
        7.37% - 2007 CMO......................      1,500,000          1,609,725
Chase Capital Mortgage
        Securities Company, 1998-1B,
        6.56% - 2008 CMO .....................      1,000,000          1,027,350
Global Rated Eligible Asset Trust
        7.33% - 2006 .........................        876,225            657,169
                                                                  --------------
                                                                       3,294,244
                                                                  --------------
        Total mortgage backed securities - 21.9%                      33,995,884

GOVERNMENT SECURITIES
---------------------
U.S. GOVERNMENT SECURITIES - 7.1%
U.S. Treasury Bonds,
        6.00% - 2026 .........................      1,750,000          1,913,240
        6.625% - 2027 ........................      2,500,000          2,950,775
U.S. Treasury Notes,
        5.75% - 2003 .........................      1,400,000          1,461,740
        6.50% - 2006 .........................        250,000            277,990
Tennessee Valley Authority,
        6.00% - 2013 .........................      1,000,000          1,046,250
U.S. Department of Housing
     and Urban Development,
        6.93% - 2013 .........................      3,000,000          3,260,460
                                                                  --------------
     Total government securities - 7.1% ......                        10,910,455
                                                                  --------------
     Total investments - 98.8% ...............                       152,656,138
     Cash and other assets, less liabilities - 1.2%                    2,066,045
                                                                  --------------
     Total net assets - 100.0% ...............                      $154,722,183
                                                                  ==============

                                       40  SEE ACCOMPANYING NOTES.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1998

SERIES J (EMERGING GROWTH)

                                                       NUMBER           MARKET
COMMON STOCKS                                        OF SHARES          VALUE
--------------------------------------------------------------------------------
AIR FREIGHT - 1.4%
Expeditors International of
  Washington, Inc. ...........................         90,000     $    3,780,000

BANKS - MAJOR REGIONAL - 4.3%
BankBoston Corporation .......................         64,300          2,503,681
Mercantile Bancorporation, Inc. ..............         83,000          3,828,375
Northern Trust Corporation ...................         60,000          5,238,750
                                                                  --------------
                                                                      11,570,806
BIOTECHNOLOGY - 3.4%
Ligand Pharmaceuticals, Inc. (Cl.B)*  ........        458,000          5,324,250
Millennium Pharmaceuticals, Inc.* ............        150,000          3,881,250
                                                                  --------------
                                                                       9,205,500
BROADCAST MEDIA - 1.2%
Chancellor Media Corporation* ................         68,000          3,255,500

CHEMICALS - SPECIALTY - 1.2%
Bush Boake Allen, Inc.* ......................         81,000          2,855,250
M.A. Hanna Company ...........................         30,000            369,375
                                                                  --------------
                                                                       3,224,625
COMMUNICATION EQUIPMENT - 8.5%
Comverse Technology, Inc.* ...................        245,000         17,395,000
General Instrument Corporation* ..............        135,000          4,581,563
Transcrypt International, Inc.* ..............        419,700          1,179,357
                                                                  --------------
                                                                      23,155,920
COMPUTER HARDWARE - 1.3%
CHS Electronics, Inc.* .......................        214,000          3,624,625

COMPUTER SOFTWARE/SERVICES -17.4%
American Management
        Systems, Inc.* .......................        230,000          9,200,000
Cambridge Technology, Inc.* ..................        172,000          3,805,500
Computer Sciences Corporation ................         88,000          5,670,500
DST Systems, Inc.* ...........................         40,300          2,299,619
Electronic Processing, Inc.* .................         90,000            900,000
Electronics For Imaging, Inc.* ...............         95,000          3,817,812
Network Associates, Inc.* ....................         91,500          6,061,875
Rational Software Corporation* ...............        420,000         11,130,000
VERITAS Software Corporation* ................         70,000          4,195,625
                                                                  --------------
                                                                      47,080,931
DISTRIBUTION - FOOD & HEALTH - 0.9%
Cardinal Health, Inc. ........................         32,550          2,469,731

ELECTRICAL EQUIPMENT - 4.2%
Maxwell Technologies, Inc.* ..................        280,600         11,294,150

ELECTRONICS - INSTRUMENTATION - 4.4%
EG & G, Inc. .................................        120,000          3,337,500
Perkin-Elmer Corporation .....................         60,000          5,853,750
Sawtek, Inc.* ................................        152,000          2,660,000
                                                                  --------------
                                                                      11,851,250
ELECTRONICS - SEMICONDUCTORS - 1.7%
S3, Inc.* ....................................        298,000     $    2,193,094
Uniphase Corporation* ........................         36,000          2,497,500
                                                                  --------------
                                                                       4,690,594
ENTERTAINMENT - 0.8%
Metromedia International Group, Inc.* ........        420,000          2,283,750

FOODS - 1.3%
Chiquita Brands International, Inc. ..........        374,000          3,576,375

GAMING & LOTTERY - 0.5%
Circus Circus Enterprises, Inc.* .............        125,400          1,434,262

GOLD & PRECIOUS METALS MINING - 0.8%
Newmont Mining Corporation ...................        120,000          2,167,500

HEALTH CARE - LONG TERM CARE - 0.8%
Integrated Health Services, Inc.* ............        159,000          2,245,875

HEALTH CARE - MANAGED CARE - 1.0%
United Healthcare Corporation ................         60,000          2,583,750

HEALTH CARE - SPECIALIZED SERVICES - 2.5%
CryoLife, Inc.* ..............................         83,000            985,625
Quintiles Transnational Corporation* .........         43,800          2,337,825
Shire Pharmaceuticals Group, PLC* ............        169,000          3,422,250
                                                                  --------------
                                                                       6,745,700
HOUSEHOLD FURNISHINGS & APPLIANCES - 0.8%
Leggett & Platt, Inc. ........................        102,600          2,257,200

INSURANCE - LIFE/HEALTH - 3.4%
AFLAC, Inc. ..................................        210,000          9,240,000

LEISURE TIME PRODUCTS - 1.4%
Hasbro, Inc. .................................        104,000          3,757,000

MANUFACTURING - SPECIALIZED - 1.1%
Catalytica, Inc.* ............................         76,000          1,368,000
Ionics, Inc.* ................................         56,000          1,676,500
                                                                  --------------
                                                                       3,044,500
MEDICAL PRODUCTS & SUPPLIES - 2.9%
Dentsply International, Inc. .................         77,000          1,982,750
Stryker Corporation ..........................         58,000          3,193,625
Sunrise Medical, Inc.* .......................        220,000          2,736,250
                                                                  --------------
                                                                       7,912,625
OIL - INTERNATIONAL - 0.9%
Tesoro Petroleum Corporation* ................        206,000          2,497,750

OIL & GAS - DRILLING & EQUIPMENT - 0.4%
J. Ray McDermott, S.A.* ......................         40,000            977,500

OIL & GAS - EXPLORATION & PRODUCTION - 2.2%
Apache Corporation ...........................        160,900          4,072,781
Forcenergy, Inc.* ............................        107,800            282,975
MCN Energy Group, Inc. .......................         93,000          1,772,813
                                                                  --------------
                                                                       6,128,569

                                       41  SEE ACCOMPANYING NOTES.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1998

SERIES J (EMERGING GROWTH)(CONTINUED)
                                                       NUMBER           MARKET
COMMON STOCKS (CONTINUED)                            OF SHARES          VALUE
--------------------------------------------------------------------------------
PHARMACEUTICALS - 7.8%
Dura Pharmaceuticals, Inc.* ..................        277,000     $    4,206,938
Mylan Laboratories, Inc. .....................        348,700         10,984,050
Teva Pharmaceutical
 Industries, Ltd. ADR ........................        145,000          5,899,687
                                                                  --------------
                                                                      21,090,675
PUBLISHING - NEWSPAPER - 1.7%
E.W. Scripps Company (Cl.A) ..................         91,000          4,527,250

RESTAURANTS - 1.2%
The Cheesecake Factory* ......................        106,500          3,158,391

RETAIL - APPAREL - 0.4%
Stage Stores, Inc.* ..........................        112,000          1,050,000

RETAIL - DEPARTMENT STORES - 0.5%
Family Dollar Stores, Inc. ...................         62,000          1,364,000

RETAIL - GENERAL MERCHANDISE - 2.3%
Consolidated Stores Corporation* .............         95,000          1,917,813
Dollar Tree Stores, Inc.* ....................        101,250          4,423,359
                                                                  --------------
                                                                       6,341,172
RETAIL - SPECIALTY - 0.4%
Keystone Automotive Industries, Inc.* ........         52,000          1,088,750

SERVICES - ADVERTISING/MARKETING - 6.0%
Acxiom Corporation* ..........................        220,000          6,820,000
CMGI, Inc.* ..................................         33,000          3,514,500
True North Communications, Inc. ..............        217,000          5,831,875
                                                                  --------------
                                                                      16,166,375
SERVICES - COMMERCIAL & CONSUMER - 3.7%
Angelica Corporation .........................         56,500          1,052,313
Cerner Corporation* ..........................         58,300          1,559,525
FTI Consulting, Inc.* ........................        143,300            483,637
Pinkerton's, Inc.* ...........................        116,000          2,472,250
USWeb Corporation* ...........................        168,000          4,431,000
                                                                  --------------
                                                                       9,998,725
                                                                  --------------
   Total common stocks - 94.7% ...............                       256,841,326
   Cash and other assets, less liabilities - 5.3%                     14,440,022
                                                                  --------------
   Total net assets - 100.0% .................                    $  271,281,348
                                                                  ==============


SERIES K (GLOBAL AGGRESSIVE BOND)
                                                   PRINCIPAL
                                                   AMOUNT OR
                                                     NUMBER           MARKET
GOVERNMENT OBLIGATIONS                             OF SHARES          VALUE
--------------------------------------------------------------------------------
ARGENTINA - 4.8%
Argentina Government,
    9.75% - 2027 .............................     $  700,000     $      621,250

BRAZIL - 2.7%
Government of Brazil C,
    8.00% - 2014(5)...........................     $  588,810            353,286

DOMINICAN REPUBLIC - 4.3%
Central Bank of Dominican Republic,
    6.0625% - 2024(6).........................     $  850,000            552,500

ECUADOR - 2.0%
Republic of Ecuador,
    6.625% - 2025(6)..........................     $  500,000            262,100

GREECE - 8.7%
Hellenic Republic,
    13.10% - 2003(4),(6)......................     310,000,000         1,134,065

HUNGARY - 6.2%
Government of Hungary,
    21.00% - 1999(4)..........................      40,000,000           192,982
    23.00% - 1999(4)..........................     130,000,000           616,503
                                                                  --------------
                                                                         809,485
KOREA - 3.9%
Republic of South Korea,
    8.875% - 2008 ............................     $  500,000            513,363

PHILIPPINES - 3.7%
Central Bank Philippines,
    5.96% - 2008(6)...........................     $  600,000            487,500

POLAND - 4.5%
Government of Poland,
12.00% - 2003(4)..............................      2,000,000            587,963

SOUTH AFRICA - 5.3%
Electricity Supply Commission,
    11.00% - 2008(4)..........................      2,600,000            329,218
Republic of South Africa,
    12.00% - 2005(4)..........................      2,500,000            360,671
                                                                  --------------
                                                                         689,889
                                                                  --------------
        Total government obligations - 46.1% .                         6,011,401

                                       42  SEE ACCOMPANYING NOTES.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1998

SERIES K (GLOBAL AGGRESSIVE BOND)(CONTINUED)
                                                   PRINCIPAL
                                                   AMOUNT OR
                                                     NUMBER           MARKET
CORPORATE BONDS                                    OF SHARES          VALUE
--------------------------------------------------------------------------------
ARGENTINA - 1.7%
CIA Radiocomunic Moviles,
    9.25% - 2008 .............................     $  250,000     $      226,294

CZECH REPUBLIC - 3.4%
CEZ, a.s., 11.30% - 2005(4)...................     13,000,000            445,873

DENMARK - 12.4%
Nykredit, 6.00% - 2029(4).....................      3,100,000            478,066
Realkredit Danmark, 6.00% - 20294 ............      3,050,000            469,876
Unikredit Realkredit, 6.00% - 20294 ..........      4,300,000            659,272
                                                                  --------------
                                                                       1,607,214
DOMINICAN REPUBLIC - 3.1%
Tricom SA, 11.375% - 2004 ....................     $  500,000            410,000

MEXICO - 2.2%
Cemex SA, 12.75% - 2006 ......................     $  250,000            281,250

POLAND - 3.9%
Poland Government Bond,
    12.00% - 20014 ...........................      1,750,000            504,041

UNITED STATES - 22.3%
Archibald Candy Corporation,
    10.25% - 2004 ............................     $  500,000            506,250
BA Mortgage Securities 1997-2 B4,
    7.25% - 2027 .............................     $  494,417            277,182
Chiquita Brands International, Inc.,
    10.25% - 2006 ............................     $  250,000            260,313
Citicorp Mortgage Securities, Inc.,
    1997-1 B4, 7.25% - 2027 ..................     $  404,406            279,672
Clark Material Handling Company,
    10.75% - 2006 ............................     $  500,000            513,750
Countrywide Home Loans,
    1997-1B3, 7.50% - 2027 ...................     $  694,871            648,619
PNC Mortgage Securities Corporation, 1998-25B5,
    6.625% - 2028 ............................     $  413,059            241,123
Residential Asset Securitization Trust,
    1996-A10B5, 7.50% - 2011 .................     $  220,477            173,212
                                                                  --------------
                                                                       2,900,121
                                                                  --------------
   Total corporate bonds - 49.0% .............                         6,374,793
                                                                  --------------
   Total investments - 95.1% .................                        12,386,194
   Cash and other assets, less liabilities - 4.9%                        641,326
                                                                  --------------
   Total net assets - 100.0% .................                    $   13,027,520
                                                                  ==============

SERIES M (SPECIALIZED ASSET ALLOCATION)
                                                   PRINCIPAL
                                                   AMOUNT OR
                                                     NUMBER           MARKET
CORPORATE BONDS                                    OF SHARES          VALUE
--------------------------------------------------------------------------------
BANKING - 0.9%
Bank of New York, Inc.,
    6.50% - 2003 .............................     $  185,000     $      192,400
Washington Mutual Capital,
    8.375% - 2027(1)..........................     $  175,000            195,125
                                                                  --------------
                                                                         387,525
BROKERAGE - 1.0%
Merrill Lynch & Company, Inc.,
    8.00% - 2007 .............................     $  225,000            257,063
SI Financing Trust, Inc.,
    9.50% - 2026(1)...........................          7,420            197,557
                                                                  --------------
                                                                         454,620
CAPITAL GOODS - 0.2%
LaFarge Corporation, 6.375% - 2005 ...........     $  100,000            103,125

CONSUMER CYCLICAL - 2.1%
Lowe's Companies, Inc.,
    6.70% - 2007 .............................     $  125,000            131,094
MGM Grand, Inc., 6.95% - 2005 ................     $  100,000             97,250
Mirage Resorts, Inc., 6.625% - 2005 ..........     $  100,000             98,000
News American Holdings,
    8.625% - 2003 ............................     $  200,000            222,000
Rite Aid Corporation, 6.70% - 2001 ...........     $  400,000            411,500
                                                                  --------------
                                                                         959,844
CONSUMER NONCYCLICAL - 0.7%
Archer-Daniels-Midland Company,
    8.875% - 2011 ............................     $  175,000            218,750
Cargill, Inc., 6.15% - 2008 ..................     $  100,000            104,500
                                                                  --------------
                                                                         323,250
ENERGY - 0.2%
Occidental Petroleum Corporation,
    6.24% - 2000 .............................     $  110,000            110,550

INSURANCE - 0.7%
Hartford Life, Inc., 7.10% - 2007 ............     $  200,000            215,250
Transamerica Capital II,
    7.65% - 2026 .............................     $  100,000            106,000
                                                                  --------------
                                                                         321,250
NATURAL GAS - 0.3%
MCN Investment Corporation,
    6.32% - 2003 .............................     $  125,000            128,438

REAL ESTATE INVESTMENT TRUST - 0.3%
EOP Operating LP, 6.625% - 2005 ..............     $  150,000            150,562

TECHNOLOGY - 0.4%
Dell Computer Corporation,
    6.55% - 2008 .............................     $  150,000            155,625

TELECOMMUNICATIONS - 1.0%
GTE Corporation, 7.51% - 2009 ................     $  200,000            228,500
MCI Worldcom, Inc., 6.40% - 2005 .............     $  200,000            207,500
                                                                  --------------
                                                                         436,000

                                       43  SEE ACCOMPANYING NOTES.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1998

SERIES M (SPECIALIZED ASSET ALLOCATION)(CONTINUED)

                                                   PRINCIPAL
                                                   AMOUNT OR
                                                     NUMBER           MARKET
CORPORATE BONDS(CONTINUED)                         OF SHARES          VALUE
--------------------------------------------------------------------------------
TRANSPORTATION - 1.2%
Airborn Freight Corporation,
    7.35% - 2005 .............................     $  500,000     $      536,875

YANKEE - CORPORATE - 0.7%
Abbey National PLC,
    6.69% - 2005 .............................     $  175,000            183,969
ABN Amro Bank NV,
    7.55% - 2006 .............................     $  100,000            109,375
                                                                  --------------
                                                                         293,344
                                                                  --------------
        Total corporate bonds - 9.7% .........                         4,361,008

                                                     NUMBER           MARKET
COMMON STOCKS                                      OF SHARES          VALUE
--------------------------------------------------------------------------------
BIOTECHNOLOGY - 2.9%
Amgen, Inc.* .................................          2,400            250,950
Biogen, Inc.* ................................          2,700            224,100
Centocor, Inc.* ..............................          4,100            185,013
Chiron Corporation* ..........................         10,900            285,444
Genzyme Corporation* .........................          7,700            383,075
                                                                  --------------
                                                                       1,328,582
COMMUNICATION EQUIPMENT - 3.5%
ADC Telecommunications, Inc.* ................          7,100            246,725
Andrew Corporation* ..........................          4,200             69,300
Lucent Technologies, Inc. ....................          2,800            308,000
Motorola, Inc. ...............................          3,700            225,931
Northern Telecom, Ltd. .......................          6,440            322,805
QUALCOMM, Inc.* ..............................          3,400            176,163
Tellabs, Inc.* ...............................          3,600            246,825
                                                                  --------------
                                                                       1,595,749
COMPUTERS - NETWORKING - 3.0%
Ascend Communications, Inc.* .................          5,300            348,475
Cabletron Systems, Inc.* .....................         20,400            170,850
Cisco Systems, Inc.* .........................          5,625            522,070
3Com Corporation* ............................          7,200            322,650
                                                                  --------------
                                                                       1,364,045
COMPUTERS - PERIPHERALS - 3.3%
EMC Corporation* .............................          4,500            382,500
Lexmark International Group, Inc.* ...........          4,100            412,050
Quantum Corporation* .........................         10,700            227,375
Seagate Technology, Inc.* ....................          7,100            214,775
Storage Technology Corporation* ..............          6,600            234,713
                                                                  --------------
                                                                       1,471,413
DISTRIBUTION - FOOD & HEALTH - 1.8%
Bergen Brunswig Corporation (Cl.A) ...........          4,800            167,400
Cardinal Health, Inc. ........................          2,200            166,925
McKesson Corporation .........................          2,200            173,938
SUPERVALU, Inc. ..............................          5,700            159,600
SYSCO Corporation ............................          5,500            150,906
                                                                  --------------
                                                                         818,769
ENGINEERING & CONSTRUCTION - 2.2%
Fluor Corporation ............................          4,900            208,556
Granite Construction, Inc. ...................          6,000            201,375
Jacobs Engineering Group, Inc.* ..............          6,000            244,500
McDermott International, Inc. ................          6,300            155,531
Morrison Knudsen Corporation* ................         18,200            177,450
                                                                  --------------
                                                                         987,412
EQUIPMENT - SEMICONDUCTORS - 2.9%
Applied Materials, Inc.* .....................          7,500            320,156
KLA-Tencor Corporation* ......................          7,900            342,662
Novellus Systems, Inc.* ......................          6,400            316,800
Teradyne, Inc.* ..............................          8,100            343,237
                                                                  --------------
                                                                       1,322,855
FOOTWEAR - 2.2%
Nike, Inc. (Cl.B.) ...........................          6,100            247,431
Nine West Group, Inc.* .......................         18,800            292,575
Reebok International, Ltd.* ..................         14,300            212,712
Wolverine World Wide, Inc. ...................         19,000            251,750
                                                                  --------------
                                                                       1,004,468
GAMING & LOTTERY - 2.1%
Circus Circus Enterprises, Inc.* .............         20,500            234,469
Harrah's Entertainment, Inc.* ................         15,400            241,587
International Game Technology ................         11,400            277,163
Mirage Resorts, Inc.* ........................         14,300            213,606
                                                                  --------------
                                                                         966,825
GOLD COMPANIES - 2.0%
Barrick Gold Corporation .....................         12,400            241,800
Battle Mountain Gold Company .................         37,600            155,100
Homestake Mining Company .....................         20,700            190,181
Newmont Mining Corporation ...................          6,800            122,825
Placer Dome, Inc. ............................         17,500            201,250
                                                                  --------------
                                                                         911,156
MEDICAL PRODUCTS & SUPPLIES - 2.5%
Baxter International, Inc. ...................          3,800            244,387
Becton, Dickinson & Company ..................          5,000            213,437
Boston Scientific Corporation* ...............          5,400            144,788
Guidant Corporation ..........................          2,800            308,700
Medtronic, Inc. ..............................          3,100            230,175
                                                                  --------------
                                                                       1,141,487
PHARMACEUTICALS - 1.9%
ICN Pharmaceuticals, Inc. ....................          6,200            140,275
Jones Pharma, Inc. ...........................          4,500            164,250
Medlmmune, Inc.* .............................          2,200            218,762
Mylan Laboratories, Inc. .....................          4,500            141,750
Watson Pharmaceuticals, Inc.* ................          2,800            176,050
                                                                  --------------
                                                                         841,087

                                       44 SEE ACCOMPANYING NOTES.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1998

SERIES M (SPECIALIZED ASSET ALLOCATION)(CONTINUED)

                                                       NUMBER           MARKET
COMMON STOCKS (CONTINUED)                            OF SHARES          VALUE
--------------------------------------------------------------------------------
RESTAURANTS - 2.4%
CKE Restaurants, Inc. ........................          3,328     $       97,953
Cracker Barrel Old Country
 Store, Inc. .................................          5,000            116,563
McDonald's Corporation .......................          2,500            191,562
Starbucks Corporation* .......................          4,300            241,338
Tricon Global Restaurants, Inc.* .............          4,500            225,562
Wendy's International, Inc. ..................          9,500            207,219
                                                                  --------------
                                                                       1,080,197
RETAIL - BUILDING SUPPLIES - 2.1%
Fastenal Company .............................          5,700            250,800
Hughes Supply, Inc. ..........................          7,300            213,525
Lowe's Companies, Inc. .......................          5,700            291,769
Sherwin-Williams Company .....................          7,200            211,500
                                                                  --------------
                                                                         967,594
RETAIL - SPECIALTY - 3.3%
AutoZone, Inc.* ..............................          7,200            237,150
Bed Bath & Beyond, Inc.* .....................          7,100            242,288
Home Depot, Inc. .............................          4,500            275,344
Office Depot, Inc.* ..........................          4,300            158,831
OfficeMax, Inc.* .............................         10,300            124,888
Staples, Inc.* ...............................          6,000            262,125
Toys "R" Us, Inc.* ...........................          9,800            165,375
                                                                  --------------
                                                                       1,466,001
SERVICES - ADVERTISING & MARKETING - 2.5%
ACNielsen Corporation* .......................          7,000            197,750
Acxiom Corporation* ..........................          7,900            244,900
Interpublic Group of Companies, Inc. .........          3,400            271,150
Omnicom Group, Inc. ..........................          4,000            232,000
True North Communications, Inc. ..............          6,800            182,750
                                                                  --------------
                                                                       1,128,550
TELECOMMUNICATIONS - 1.4%
Ameritech Corporation ........................          2,000            126,750
Bell Atlantic Corporation ....................          2,008            114,080
BellSouth Corporation ........................          3,000            149,625
GTE Corporation ..............................          1,600            107,900
SBC Communications, Inc. .....................          2,220            119,047
                                                                  --------------
                                                                         617,402
TOBACCO - 2.3%
Philip Morris Companies, Inc. ................          7,000            374,500
RJR Nabisco Holdings Corporation .............         10,700            317,656
UST, Inc. ....................................          9,500            331,313
                                                                  --------------
                                                                       1,023,469
TRUCKING - 2.5%
J.B. Hunt Transport Services, Inc. ...........         11,000            253,000
Rollins Truck Leasing Corporation ............         16,150            238,213
Ryder System, Inc. ...........................          8,100            210,600
USFreightways Corporation ....................          7,900            230,088
Werner Enterprises, Inc. .....................         10,450            184,834
                                                                  --------------
                                                                       1,116,735
                                                                  --------------
   Total common stocks - 46.8% ...............                        21,153,796

                                                   PRINCIPAL
                                                   AMOUNT OR
                                                     NUMBER           MARKET
MORTGAGE BACKED SECURITIES                         OF SHARES          VALUE
--------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGES - 0.8%
   6.00% - 2006 ..............................     $   43,390     $       43,486
   7.00% - 2020 ..............................     $  250,000            251,260
   7.00% - 2021 ..............................     $   70,124             70,825
                                                                  --------------
                                                                         365,571
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 0.9%
   6.50% - 2018 ..............................     $  106,285            106,252
   6.95% - 2020 ..............................     $  170,000            174,801
   7.50% - 2020 ..............................     $  115,949            118,493
                                                                  --------------
                                                                         399,546
NON-AGENCY SECURITIES - 0.2%
Chase Capital Mortgage Securities
   Company, 1998-1B,
   6.56% - 2008 CMO ..........................     $  100,000            102,735
                                                                  --------------
   Total mortgage backed securities - 1.9%                               867,852


REAL ESTATE INVESTMENT TRUSTS
-----------------------------
American Health Properties, Inc. .............          4,600             94,875
Archstone Communities Trust ..................          5,100            103,275
Avalonbay Communities, Inc. ..................          3,073            105,250
CBL & Associates Properties, Inc. ............          4,600            118,738
Duke Realty Investment, Inc. .................          5,700            132,525
Equity Residential Properties, Inc. ..........          5,056            204,452
Federal Realty Investment Trust ..............          4,350            102,769
General Growth Property, Inc. ................          3,550            134,456
Glimcher Realty Trust ........................          5,550             87,066
Health Care Property Investors, Inc. .........          3,200             98,400
Kimco Realty Corporation .....................          3,600            142,875
Merry Land Properties, Inc.* .................            260                943
New Plan Excel Realty Trust ..................          5,100            113,156
Post Properties, Inc. ........................          2,850            109,547
Public Storage, Inc. .........................          3,800            102,837
Simon Property Group, Inc. ...................          3,700            105,450
Spieker Properties, Inc. .....................          3,200            110,800
United Dominion Realty Trust , Inc. ..........          7,700             79,406
Washington Real Estate Investment Trust ......          6,400            119,200
Weingarten Realty Investors ..................          2,700            120,487
                                                                  --------------
Total real estate investment trusts - 4.8% ...                         2,186,507

                                       45  See accompanying notes.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1998

SERIES M (SPECIALIZED ASSET ALLOCATION)(CONTINUED)

                                                      NUMBER           MARKET
FOREIGN STOCKS                                      OF SHARES          VALUE
--------------------------------------------------------------------------------
BELGIUM - 6.3%
Bekaert NV ...................................             50     $       24,888
Cementbedrijven CBR Cimenteries ..............            600             59,382
Delhaize "Le Lion" SA ........................          1,550            137,161
Electrabel SA ................................          1,400            615,361
Fortis AG ....................................            850            308,045
Gevaert NV* ..................................            900             65,364
Groupe Bruxelles Lambert SA ..................            700            142,633
KBC Bancassurance Holding ....................          5,500            435,469
PetroFina SA .................................            850            389,695
Solvay SA ....................................          3,100            233,715
Tractebel SA .................................          2,100            407,728
Union Miniere SA .............................            500             19,037
                                                                  --------------
                                                                       2,838,478
DENMARK - 5.7%
A/S Dampskibssellskabet
    Svendborg (Cl. A) ........................             20            190,117
A/S Forsikringsselskabet Codan ...............            514             59,763
Aktieselskabet Potagua .......................          1,605             32,279
Bang & Olufsen Holding A/S ...................            927             56,513
Carlsberg A/S (Cl. A) ........................          2,240            130,222
Cheminova Holding A/S ........................          2,433             40,625
Danisco A/S ..................................          2,768            150,045
Danske Traelast ..............................            616             41,618
Den Danske Bank Group ........................          2,779            373,328
D/S Norden A/S ...............................            398             18,760
Finansierings Instituttet for
   Industri og Handvaerk A/S .................          2,146             45,520
Finansieringsselskabet Gefion A/S ............          2,728             52,657
FLS Industries A/S ...........................          2,409             49,206
ISS International Service System A/S .........          1,682            109,411
J. Lauritzen Holdings A/S ....................          1,007             69,443
Jyske Bank A/S ...............................            692             67,110
Kapital Holding A/S ..........................          1,515             74,982
Korn-OG Foderstof Kompagniet A/S .............          1,736             32,568
Novo Nordisk A/S .............................          2,989            394,494
Radiometer A/S (Cl. B) .......................          1,067             56,162
Ratin A/S ....................................            996            211,266
Sophus Berendsen A/S .........................            996             34,585
Sydbank A/S ..................................          1,224             52,502
Tele Danmark A/S .............................          1,073            144,820
Topdanmark A/S ...............................            345             67,759
Tryg-Baltica Forsikring A/S ..................          1,449             38,818
                                                                  --------------
                                                                       2,594,573
GERMANY - 10.5%
Allianz AG ...................................          2,140            785,026
BASF AG ......................................          7,919            302,383
Bayer AG .....................................          5,365            224,025
Bayerische Motoren Werke
 (BMW) AG ....................................            300            232,889
Bayerische Motoren Werke
 (BMW) AG- Bonus* ............................             60             44,489
Continental AG ...............................          1,198     $       33,086
DaimlerChrysler AG ...........................          2,864            282,858
Degussa AG ...................................            860             47,270
Deutsche Bank AG .............................          5,108            300,696
Deutsche Telekom AG ..........................         18,700            615,250
Dresdner Bank AG .............................          4,589            192,861
Friedrich Grohe AG ...........................             43             11,359
Heidelberger Zement AG .......................            518             40,430
Hochtief AG ..................................          1,070             41,757
Linde AG .....................................             86             52,924
Merck KGAA ...................................          1,113             50,117
Muenchener Rueckversicherungs-
 Gesellschaft AG .............................            430            208,339
Preussag AG ..................................            428            193,494
SAP AG .......................................            728            314,697
Siemens AG ...................................          7,662            494,516
VEBA AG ......................................          4,766            285,285
                                                                  --------------
                                                                       4,753,751
JAPAN - 13.2%
All Nippon Airways Company, Ltd.* ............         16,000             54,326
Asahi Glass Company, Ltd. ....................         16,000             99,433
Bank of Tokyo-Mitsubishi, Ltd. ...............         16,000            165,957
Bank of Yokohama, Ltd. .......................          9,000             21,622
Bridgestone Corporation ......................          4,000             90,957
Canon, Inc. ..................................          4,000             85,638
Chubu Electric Power Company, Inc. ...........          4,800             97,021
Daiei, Inc. ..................................          8,000             21,773
Dai Nippon Printing Company, Ltd. ............          5,000             79,876
Denso Corporation ............................          5,000             92,642
East Japan Railway Company ...................             10             55,940
Fanuc, Ltd. ..................................            900             30,878
Fuji Bank, Ltd. ..............................         15,000             55,319
Fuji Photo Film Company ......................          2,000             74,468
Fujitsu, Ltd. ................................          9,000            120,080
Hitachi, Ltd. ................................         17,000            105,496
Honda Motor Company, Ltd. ....................          5,000            164,450
Industrial Bank of Japan, Ltd. ...............         13,000             60,044
Ito-Yokado Company, Ltd. .....................          1,000             70,035
Japan Airlines Company, Ltd.* ................         16,000             42,270
Kansai Electric Power Company, Inc............          5,000            109,707
Kawasaki Heavy Industries, Ltd. ..............         16,000             37,589
Kawasaki Steel Corporation ...................         49,000             73,413
Kinki Nippon Railway Company, Ltd. ...........         20,000            107,269
Kirin Brewery Company, Ltd. ..................         10,000            127,660
Komatsu, Ltd. ................................          8,000             42,057
Kyocera Corporation ..........................          2,000            105,851
Marubeni Corporation .........................         24,000             41,277
Marui Company, Ltd. ..........................          3,000             57,846
Matsushita Electric Industrial Company, Ltd...         12,000            212,660

                                       46  SEE ACCOMPANYING NOTES.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1998

SERIES M (SPECIALIZED ASSET ALLOCATION)(CONTINUED)

                                                     PRINCIPAL
                                                     AMOUNT OR
                                                       NUMBER           MARKET
FOREIGN STOCKS (CONTINUED)                           OF SHARES          VALUE
--------------------------------------------------------------------------------
JAPAN (CONTINUED)
Mitsubishi Corporation .......................         21,000     $      121,011
Mitsubishi Estate Company, Ltd. ..............          8,000             71,844
Mitsubishi Heavy Industries, Ltd. ............         26,000            101,418
Mitsubishi Motors Corporation* ...............         17,000             48,378
Mitsui Fudosan Company, Ltd. .................          9,000             68,218
NEC Corporation ..............................         10,000             92,199
Nippon Oil Company, Ltd. .....................         16,000             55,887
Nippon Steel Corporation .....................         47,000             85,417
Nippon Telegraph & Telephone Corporation......             30            231,915
Nissan Motor Company, Ltd. ...................         16,000             49,078
Nomura Securities Company, Ltd. ..............         12,000            104,787
Sankyo Company, Ltd. .........................          3,000             65,691
Secom Company, Ltd. ..........................          1,000             82,979
Seibu Railway Company, Ltd. ..................          4,000            126,241
Sekisui House, Ltd. ..........................         18,000            190,691
Seven-Eleven Japan Company, Ltd. .............          2,000            161,348
Sharp Corporation ............................          8,000             72,270
Shin-Etsu Chemical Company ...................          5,000            120,567
Sony Corporation .............................          1,600            116,738
Sumitomo Bank, Ltd. ..........................         20,000            205,674
Sumitomo Chemical Company, Ltd. ..............         23,000             89,716
Taisho Pharmaceutical Company, Ltd. ..........          3,000             82,713
Takeda Chemical Industries ...................          4,000            154,255
Tokai Bank, Ltd. .............................          9,000             42,606
Tokio Marine & Fire Insurance Company, Ltd....         10,000            119,681
Tokyo Electric Power Company .................         14,500            358,644
Tokyu Corporation ............................         25,000             65,824
Toshiba Corporation ..........................         17,000            101,427
Toyota Motor Corporation .....................         10,000            272,163
                                                                  --------------
                                                                       5,962,934
                                                                  --------------
        Total foreign stocks - 35.7% .........                        16,149,736

TEMPORARY CASH INVESTMENTS
--------------------------
MONEY MARKET FUNDS - 0.2%
Vista Federal Money
   Market Fund ...............................         71,300             71,300

DISCOUNT NOTES - 0.9%
Federal National Mortgage Association,
   4.97% - 3-8-99 ............................     $  400,000            396,640
                                                                  --------------
      Total temporary cash investments - 1.0%                            467,940
                                                                  --------------
      Total investments - 100% ...............                        45,186,839
      Liabilities, less cash and other assets - 0.0%                    (13,170)
                                                                  --------------
      Total net assets - 100% ................                       $45,173,669
                                                                  ==============


SERIES N (MANAGED ASSET ALLOCATION)
                                                   PRINCIPAL          MARKET
CORPORATE BONDS                                     AMOUNT            VALUE
--------------------------------------------------------------------------------
AUTOMOTIVE - 0.1%
Federal-Mogul Corporation,
     7.75% - 2006 ............................     $  100,000     $      100,250

BANKING - 0.8%
Bankers Trust - NY, 7.25% - 2003 .............        100,000            103,875
Banque Paribas - NY, 6.875% - 2009 ...........        500,000            501,250
                                                                  --------------
                                                                         605,125
BUILDING MATERIALS - 0.2%
ABC Supply Company (Series B)
    10.625% - 2007 ...........................         50,000             47,125
Associated Materials, Inc. ...................
    9.25% - 2008 .............................         50,000             49,500
Synthetic Industries, Inc.,
    9.25% - 2007 .............................         50,000             51,437
                                                                  --------------
                                                                         148,062
CAPITAL GOODS - OTHER - 0.1%
International Wire Group,
   11.75% - 2005 .............................        100,000            106,000

CHEMICALS - 0.1%
Agricultural Minerals & Chemicals,
     10.75% - 2003 ...........................         50,000             50,938
Furon Company, 8.125% - 2008 .................         50,000             49,687
                                                                  --------------
                                                                         100,625
CONSUMER NONCYCLICAL - OTHER - 0.1%
APCOA, Inc., 9.25% - 2008 ....................         50,000             46,875
Coinmach Corporation (Series D),
    11.75% - 2005 ............................         50,000             54,437
                                                                  --------------
                                                                         101,312
CONSUMER PRODUCTS - 0.6%
American Safety Razor Company,
    9.875% - 2005 ............................        100,000            100,625
Chattem, Inc., 12.75% - 2004 .................         50,000             55,750
Doane Products Company,
    9.75% - 2007 .............................         86,000             87,935
Holmes Products Corporation,
    9.875% - 2007 ............................         50,000             44,813
Purina Mills, Inc., 9.00% - 2010 .............        100,000            102,750
Revlon Consumer Products Company,
    8.125% - 2006 ............................         25,000             23,563
    8.625% - 2008 ............................         25,000             22,937
                                                                  --------------
                                                                         438,373
DEFENSE - 0.1%
Raytheon Company, 6.50% - 2005 ...............        100,000            103,125

ELECTRIC UTILITY - 1.2%
Entergy Louisiana, Inc., 6.50% - 2008 ........        500,000            523,750
Midwest Power System,
    7.125% - 2003 ............................        140,000            148,225
Niagra Mohawk Power,
    0.00% - 20107 ............................        200,000            153,250
Southern California Edison,
    6.50% - 2001 .............................         50,000             51,375
                                                                  --------------
                                                                         876,600

                                       47  SEE ACCOMPANYING NOTES.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1998

SERIES N (MANAGED ASSET ALLOCATION) (CONTINUED)
                                                   PRINCIPAL          MARKET
CORPORATE BONDS (CONTINUED)                          AMOUNT           VALUE
--------------------------------------------------------------------------------
ENTERTAINMENT - 0.5%
Bally Total Fitness Holding,
    9.875% - 2007 ............................     $   75,000     $       73,313
Cinemark USA, Inc. (Series B),
    8.50% - 2008 .............................        100,000             99,250
Six Flags Entertainment,
    8.875% - 2006 ............................         50,000             51,875
Six Flags Theme Parks,
    12.25% - 2005 ............................         75,000             82,031
Time Warner Entertainment,
    7.25% - 2008 .............................        100,000            110,000
                                                                  --------------
                                                                         416,469
FINANCE - 0.9%
Intertek Finance PLC, 10.25% - 2006 ..........         50,000             46,375
Lehman Brothers, Inc., 7.25% - 2003 ..........        350,000            359,188
Ocwen Capital Trust,
    10.875% - 2027 ...........................         50,000             41,375
Penske Truck Leasing, 6.65% - 2000 ...........        100,000            102,750
Salomon, Inc., 6.75% - 2003 ..................        100,000            103,375
                                                                  --------------
                                                                         653,063
FINANCE - OTHER - 0.1%
Herff Jones, Inc. (Series B),
    11.00% - 2005 ............................         50,000             54,375
Paragon Corporate Holdings,
    9.625% - 2008 ............................         25,000             20,937
                                                                  --------------
                                                                          75,312
FOOD - 0.3%
Archibald Candy Corporation,
    10.25% - 2004 ............................         25,000             25,312
Aurora Foods, Inc., 9.875% - 2007 ............         50,000             54,375
B&G Foods, Inc., 9.625% - 2007 ...............         25,000             24,500
McDonald's Corporation,
    6.625% - 2005 ............................         50,000             53,688
Price/Costco, Inc., 7.125% - 2005 ............        100,000            107,500
                                                                  --------------
                                                                         265,375
GAMING - 0.2%
Grand Casinos, 10.125% - 2003 ................         50,000             54,500
Rio Hotel & Casino, Inc.,
    10.625% - 2005 ...........................         30,000             32,550
    9.50% - 2007 .............................         25,000             27,219
                                                                  --------------
                                                                         114,269
HEALTHCARE - 0.1%
Owens & Minor, Inc.,
    10.875% - 2006 ...........................         25,000             26,563
Quest Diagnostic, Inc.,
    10.75% - 2006 ............................         25,000             27,656
                                                                  --------------
                                                                          54,219
INSURANCE - 0.1%
New York Life Insurance,
    7.50% - 2023 .............................     $  100,000     $      104,125

LODGING - 0.4%
Courtyard by Marriott,
    10.75% - 2008 ............................        100,000            103,750
HMH Properties, 7.875% - 2008 ................        100,000             97,375
Host Marriott Travel Plaza,
    9.50% - 2005 .............................        100,000            104,500
                                                                  --------------
                                                                         305,625
MEDIA - CABLE - 0.4%
Comcast Cable Communications,
    8.125% - 2004 ............................        100,000            110,625
Frontiervision, 11.00% - 2006 ................         50,000             55,313
Marcus Cable Operating Company,
    0.00% - 2004(7)...........................         50,000             50,000
Northland Cable Television,
    10.25% - 2007 ............................        100,000            105,250
                                                                  --------------
                                                                         321,188
MEDIA - NONCABLE - 0.3%
American Radio Systems,
    9.00% - 2006 .............................         50,000             54,000
Chancellor Media Corporation,
    8.125% - 2007 ............................        100,000             99,250
Mediacom LLC, 8.50% - 2008 ...................         25,000             25,531
Sun Media Corporation,
    9.50% - 2007 .............................         32,000             35,280
                                                                  --------------
                                                                         214,061
METALS - 0.1%
Freeport McMoran Resources,
    7.00% - 2008 .............................         50,000             52,313

NATURAL GAS - 0.1%
Energy Corporation of America,
    9.50% - 2007 .............................        100,000             91,250

OIL FIELD SERVICES - 0.1%
Pride Petroleum Services, Inc.,
    9.375% - 2007 ............................         50,000             47,125

PACKAGING - 0.3%
Bway Corporation (Series B),
    10.25% - 2007 ............................         50,000             52,500
Container Corporation of America,
    10.75% - 2002 ............................        100,000            104,125
Plastic Containers, Inc.,
    10.00% - 2006 ............................         25,000             26,219
U.S. Can Corporation,
    10.125% - 2006............................         50,000             52,562
                                                                  --------------
                                                                         235,406

                                       48  SEE ACCOMPANYING NOTES.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1998

SERIES N (MANAGED ASSET ALLOCATION) (CONTINUED)

                                                   PRINCIPAL          MARKET
CORPORATE BONDS (CONTINUED)                         AMOUNT            VALUE
--------------------------------------------------------------------------------
RETAILERS - 0.1%
Eye Care Center of America,
    9.125% - 2008 ............................     $   50,000     $       48,000
Specialty Retailers, 8.50% - 2005 ............         50,000             44,875
                                                                  --------------
                                                                          92,875
SERVICES - 0.2%
Dyncorp, Inc., 9.50% - 2007 ..................         50,000             49,500
Protection One Alarm,
    8.125% - 2009 ............................        100,000            100,000
                                                                  --------------
                                                                         149,500
SUPERMARKETS - 0.1%
Jitney-Jungle Stores,
    12.00% - 2006 ............................        100,000            111,000

TECHNOLOGY - 0.2%
Communications & Power Industry,
    12.00% - 2005 ............................        100,000            105,000
Fairchild Semiconductor,
    10.125% - 2007 ...........................         25,000             24,937
                                                                  --------------
                                                                         129,937
TELECOMMUNICATIONS - 2.0%
Flag, Ltd., 8.25% - 2008 .....................         25,000             24,625
Intermedia Communications
    (Series B), 8.50% - 2008 .................         50,000             47,875
Lucent Technologies, Inc.,
    6.90% - 2001 .............................        100,000            104,500
Nextel Communications,
    0.00% - 2007(7) ..........................         75,000             45,656
Price Communications,
    9.125% - 2006 ............................        100,000            103,375
Qwest Communications International,
    0.00% - 2007(7)...........................         50,000             38,937
    7.50% - 2008 .............................         50,000             52,188
Sprint Capital Corporation,
    6.125% - 2008 ............................        500,000            510,625
Worldcom, Inc., 7.75% - 2007 .................        500,000            561,875
                                                                  --------------
                                                                       1,489,656
TEXTILES - 0.1%
Dan River, Inc., 10.125% - 2003 ..............         50,000             51,875
Westpoint Stevens, Inc.,
    7.875% - 2008 ............................         50,000             51,250
                                                                  --------------
                                                                         103,125
TRANSPORTATION - OTHER - 0.1%
Stena AB, 10.50% - 2005 ......................         50,000             50,750
                                                                  --------------
Total corporate bonds - 10.0% ................                         7,656,115

                                                       NUMBER           MARKET
COMMON STOCKS                                        OF SHARES          VALUE
--------------------------------------------------------------------------------
AEROSPACE/DEFENSE - 0.3%
Boeing Company, The ..........................          3,514     $      114,644
Lockheed Martin Corporation ..................          1,000             84,750
Northrop Grumman Corporation .................            600             43,875
                                                                  --------------
                                                                         243,269
AGRICULTURAL PRODUCTS - 0.1%
Archer-Daniels-Midland Company ...............          2,521             43,330

AIRLINES - 0.2%
AMR Corporation ..............................          1,000             59,375
Delta Air Lines, Inc. ........................            800             41,600
KLM Royal Dutch Air Lines
  NV ADR .....................................            800             24,000
Southwest Airlines ...........................          1,800             40,387
                                                                  --------------
                                                                         165,362
ALUMINUM - 0.1%
Aluminum Company of America ..................          1,100             82,019

AMERICAN GOLD - 0.1%
Barrick Gold Corporation .....................          2,400             46,800
Placer Dome, Inc. ............................          2,700             31,050
                                                                  --------------
                                                                          77,850
AUTO PARTS & EQUIPMENT - 0.2%
Dana Corporation .............................          1,443             58,983
Eaton Corporation ............................            700             49,481
Genuine Parts Company ........................          1,150             38,453
TRW, Inc. ....................................            700             39,331
                                                                  --------------
                                                                         186,248
AUTOMOBILES - 0.7%
Ford Motor Company ...........................          4,700            275,831
General Motors Corporation ...................          2,900            207,531
Honda Motor Company, Ltd. ADR ................            700             46,725
                                                                  --------------
                                                                         530,087
BANKS - MAJOR REGIONAL - 3.3%
BB&T Corporation .............................          1,000             40,312
Banco Frances Del Rio De
    La Plata ADR .............................            805             16,704
Bank of New York Company, Inc. ...............          2,900            116,725
Bank One Corporation .........................          4,204            214,667
BankAmerica Corporation ......................          6,755            406,144
BankBoston Corporation .......................          1,200             46,725
Bankers Trust Corporation ....................            900             76,894
Comerica, Inc. ...............................            650             44,322
Fifth Third Bancorp ..........................          1,125             80,227
First Union Corporation ......................          3,358            204,208
Firstar Corporation ..........................            700             65,275
Fleet Financial Group, Inc. ..................          3,000            134,063
Huntington Bancshares, Inc. ..................          1,970             59,223
KeyCorp ......................................          1,800             57,600
Mellon Bank Corporation ......................          1,100             75,625

                                       49  SEE ACCOMPANYING NOTES.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1998

SERIES N (MANAGED ASSET ALLOCATION) (CONTINUED)

                                                       NUMBER           MARKET
COMMON STOCKS (CONTINUED)                            OF SHARES          VALUE
--------------------------------------------------------------------------------
BANKS - MAJOR REGIONAL (CONTINUED)
Mercantile Bancorporation ....................            400     $       18,450
J.P. Morgan & Company, Inc. ..................            800             84,050
National City Corporation ....................          1,500            108,750
Northern Trust Corporation ...................            800             69,850
PNC Bank Corporation .........................          1,115             60,349
Regions Financial Corporation ................            800             32,250
State Street Boston ..........................            600             41,737
Suntrust Banks, Inc. .........................            900             68,850
U.S. Bancorp .................................          2,331             82,751
Union Planters Corporation ...................            400             18,125
Wells Fargo Company ..........................          6,700            267,581
                                                                  --------------
                                                                       2,491,457
BANKS - MONEY CENTER - 0.2%
Chase Manhattan Corporation ..................          2,424            164,984
Summit Bancorp ...............................            500             21,844
                                                                  --------------
                                                                         186,828
BEVERAGES - ALCOHOLIC - 0.3%
Anheuser-Busch Companies, Inc. ...............          1,200             78,750
Diageo PLC ADR ...............................            777             35,936
LVMH Moet Hennessy Lou ADR ...................          1,000             40,750
Seagram Company, Ltd. ........................          1,400             53,200
                                                                  --------------
                                                                         208,636
BEVERAGES - SOFT DRINK - 1.2%
Coca-Cola Company ............................          9,800            655,375
Coca-Cola Enterprises, Inc. ..................          1,700             60,775
Pepsico, Inc. ................................          4,700            192,406
                                                                  --------------
                                                                         908,556
BIOTECHNOLOGY - 0.2%
Amgen, Inc.* .................................          1,200            125,475
Biogen, Inc.* ................................            300             24,900
                                                                  --------------
                                                                         150,375
BROADCAST MEDIA - 0.6%
Clear Channel Communications, Inc.* ..........          1,500             81,750
Comcast Corporation (CI. A) ..................          1,500             88,031
MediaOne Group, Inc.* ........................          2,100             98,700
Tele-Communications, Inc.* ...................          1,900            105,094
Viacom, Inc. (CI. B)* ........................          1,400            103,600
                                                                  --------------
                                                                         477,175
BUILDING MATERIALS - 0.1%
Armstrong World Industries, Inc. .............            300             18,094
Masco Corporation ............................          1,400             40,250
                                                                  --------------
                                                                          58,344
CHEMICALS - BASIC - 0.8%
Air Products and Chemicals, Inc. .............          1,400             56,000
Akzo Nobel NV ADR ............................          2,600            116,025
Dow Chemical Company .........................          1,000             90,937
E.I. du Pont de Nemours & Company ............          4,400            233,475
FMC Corporation* .............................            600             33,600
Great Lakes Chemical Company .................            700             28,000
Morton International, Inc. ...................          1,600             39,200
Solutia, Inc. ................................          1,280             28,640
                                                                  --------------
                                                                         625,877
CHEMICALS - DIVERSIFIED - 0.1%
Monsanto Company .............................          2,200            104,500

CHEMICALS - SPECIALTY - 0.2%
Minnesota Mining & Manufacturing Company .....          1,500            106,688
Rohm & Haas Company ..........................          1,700             51,213
                                                                  --------------
                                                                         157,901
COMMUNICATIONS EQUIPMENT - 1.3%
Lucent Technologies ..........................          5,172            568,920
Motorola, Inc. ...............................          2,500            152,656
Nokia Corporation ADR ........................            600             72,262
Northern Telecom, Ltd. .......................          3,320            166,415
Tellabs, Inc.* ...............................            700             47,994
                                                                  --------------
                                                                       1,008,247
COMPUTER HARDWARE - 2.2%
Compaq Computer Company ......................          6,656            279,136
Dell Computer Corporation* ...................          5,100            373,256
Hewlett-Packard Company ......................          4,000            273,250
International Business Machines Corporation ..          3,100            572,725
Sun Microsystems, Inc.* ......................          2,000            171,250
                                                                  --------------
                                                                       1,669,617
COMPUTER SOFTWARE/SERVICES - 2.8%
Adobe Systems, Inc. ..........................            700             32,725
America Online, Inc.* ........................          1,200            173,700
BMC Software, Inc.* ..........................            700             31,194
Ceridian Corporation* ........................            600             41,887
Computer Associates International, Inc........          2,200             93,775
Computer Sciences Corporation* ...............            800             51,550
Compuware Corporation* .......................            700             54,688
HBO & Company ................................          2,000             57,375
Microsoft Corporation* .......................          9,700          1,345,269
Novell, Inc.* ................................          3,000             54,375
Oracle Corporation* ..........................          3,850            166,031
Parametric Technology Company* ...............          1,200             19,650
                                                                  --------------
                                                                       2,122,219

                                       50  SEE ACCOMPANYING NOTES.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1998

SERIES N (MANAGED ASSET ALLOCATION) (CONTINUED)
                                                       NUMBER           MARKET
COMMON STOCKS (CONTINUED)                            OF SHARES          VALUE
--------------------------------------------------------------------------------
COMPUTERS - NETWORKING - 0.7%
Ascend Communications, Inc.* .................          1,000     $       65,750
Cisco Systems, Inc.* .........................          4,950            459,422
3COM Corporation* ............................          1,000             44,812
                                                                  --------------
                                                                         569,984
COMPUTERS - PERIPHERALS - 0.3%
EMC Corporation* .............................          2,300            195,500
Seagate Technology* ..........................          1,100             33,275
                                                                  --------------
                                                                         228,775
CONSUMER FINANCE - 0.3%
Capital One Financial Corporation ............            500             57,500
Household International, Inc. ................          2,100             83,213
MBNA Corporation .............................          3,000             74,812
                                                                  --------------
                                                                         215,525
CONTAINERS & PACKAGING - 0.1%
Bemis Company, Inc. ..........................            500             18,969
Owens-Illinois, Inc.* ........................          1,400             42,875
                                                                  --------------
                                                                          61,844
DISTRIBUTION - FOOD & HEALTH - 0.1%
Cardinal Health, Inc. ........................          1,050             79,669
Sysco Corporation ............................          1,000             27,438
                                                                  --------------
                                                                         107,107
ELECTRIC COMPANIES - 1.4%
AES Corporation* .............................            600             28,425
American Electric Power Company, Inc..........          1,100             51,769
Baltimore Gas & Electric Company .............          1,400             43,225
Consolidated Edison, Inc. ....................          1,500             79,313
Dominion Resources, Inc. .....................          1,100             51,425
Duke Energy Corporation ......................          1,900            121,719
Edison International .........................          1,700             47,387
Empresa Nacional Electricidad
Chile S.A. ADR ...............................            500              5,687
Endesa S.A. ADR ..............................          2,400             64,800
Entergy Corporation ..........................          1,700             52,912
FPL Group, Inc. ..............................            900             55,463
FirstEnergy Corporation ......................            800             26,050
Houston Industries, Inc. .....................          1,000             32,125
Niagra Mohawk Power Corporation* .............          2,400             38,700
Peco Energy Company ..........................            900             37,462
PG & E Corporation ...........................          2,100             66,150
Public Service Enterprise Group, Inc. ........            900             36,000
Southern Company .............................          2,900             84,281
Texas Utilities Company ......................          1,300             60,694
Unicom Corporation ...........................          1,500             57,844
                                                                  --------------
                                                                       1,041,431
ELECTRICAL EQUIPMENT - 2.0%
Emerson Electric Company .....................          1,800            112,612
General Electric Company .....................         12,600          1,285,988
Honeywell, Inc. ..............................            900             67,781
Rockwell International Corporation ...........            900             43,706
                                                                  --------------
                                                                       1,510,087
ELECTRONIC EQUIPMENT - 0.2%
Hitachi, Ltd. ADR ............................            300     $       18,131
Philips Electronics NV ADR ...................          2,000            135,375
                                                                  --------------
                                                                         153,506
ELECTRONICS - DEFENSE - 0.1%
Raytheon Company (CI. A) .....................            421             21,761
Raytheon Company (CI. B) .....................          1,100             58,575
                                                                  --------------
                                                                          80,336
ELECTRONICS - SEMICONDUCTORS - 1.1%
Altera Corporation* ..........................            600             36,525
Analog Devices, Inc.* ........................            667             20,927
Intel Corporation ............................          5,500            652,094
Texas Instruments, Inc. ......................          1,600            136,900
Xilinx, Inc.* ................................            400             26,050
                                                                  --------------
                                                                         872,496
ENTERTAINMENT - 0.6%
The Walt Disney Company ......................          7,142            214,260
Time Warner, Inc. ............................          4,200            260,662
                                                                  --------------
                                                                         474,922
EQUIPMENT - SEMICONDUCTORS - 0.1%
Applied Materials, Inc.* .....................          2,200             93,913

FINANCIAL - DIVERSE - 1.9%
American Express Company .....................          1,800            184,050
American General Corporation .................          1,000             78,000
Associates First Capital Corporation .........          2,928            124,074
Banco Bilbao Viz ADR .........................          9,000            144,000
Bear Stearns Companies, Inc. .................            500             18,687
Berkshire Hathaway, Inc. (Class A)* ..........              1             98,000
H & R Block, Inc. ............................            900             40,500
Fannie Mae ...................................          3,700            273,800
Freddie Mac ..................................          2,600            167,538
Merrill Lynch & Company, Inc. ................          1,500            100,125
Morgan Stanley, Dean Witter and Company.......          2,230            158,330
SunAmerica, Inc. .............................            800             64,900
                                                                  --------------
                                                                       1,452,004
FOODS - 1.2%
BestFoods ....................................          1,300             69,225
Campbell Soup Company ........................          1,800             99,000
ConAgra, Inc. ................................          2,500             78,750
Earthgrains Company ..........................            128              3,960
General Mills ................................          1,000             77,750
Heinz (H.J.) Company .........................          1,400             79,275
Hershey Foods Corporation ....................            700             43,531
Kellogg Company ..............................          2,100             71,663
Ralston - Ralston Purina Group ...............          1,900             61,512
Sara Lee Corporation .........................          4,000            112,750
Unilever NY ADR ..............................          2,000            165,875
William Wrigley, Jr. Company .................            400             35,825
                                                                  --------------
                                                                         899,116

                                       51  SEE ACCOMPANYING NOTES.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1998

SERIES N (MANAGED ASSET ALLOCATION) (CONTINUED)
                                                       NUMBER           MARKET
COMMON STOCKS (CONTINUED)                            OF SHARES          VALUE
--------------------------------------------------------------------------------
FOOTWEAR - 0.1%
Nike, Inc. (CI. B) ...........................          1,100     $       44,619

GAMING & LOTTERY - 0.0%
Mirage Resorts, Inc.* ........................          2,400             35,850

HARDWARE & TOOLS - 0.0%
Black & Decker Corporation ...................            500             28,031

HEALTH CARE - DIVERSE - 1.9%
Abbott Laboratories ..........................          4,700            230,300
American Home Products Corporation ...........          5,200            292,825
Bristol-Myers Squibb Company .................          3,900            521,869
Johnson & Johnson ............................          5,200            436,150
                                                                  --------------
                                                                       1,481,144
HEALTH CARE - LONG TERM CARE - 0.1%
Healthsouth Corporation* .....................          3,200             49,400

HEALTH CARE - MANAGED CARE - 0.0%
United Healthcare Corporation ................            700             30,144

HEALTH CARE - PHARMACEUTICALS - 3.2%
Glaxo Wellcome Plc ADR .......................            900             62,550
Eli Lilly & Company ..........................          4,300            382,162
Merck & Company, Inc. ........................          4,600            679,363
Pfizer, Inc. .................................          5,100            639,731
Pharmacia & Upjohn, Inc. .....................          2,400            135,900
Schering-Plough Corporation ..................          4,800            265,200
Warner Lambert Company .......................          3,200            240,600
                                                                  --------------
                                                                       2,405,506
HOMEBUILDING - 0.1%
PPG Industries, Inc. .........................            700             40,775

HOSPITAL MANAGEMENT - 0.2%
Columbia/HCA Healthcare
  Corporation ................................          3,000             74,250
Tenet Healthcare Corporation* ................          1,600             42,000
                                                                  --------------
                                                                         116,250
HOUSEHOLD PRODUCTS - 1.1%
Clorox Company ...............................            600             70,087
Colgate-Palmolive Company ....................          1,300            120,738
Fort James Corporation .......................          1,400             56,000
Kimberly-Clark Corporation ...................          2,200            119,900
Procter & Gamble Company .....................          5,200            474,825
                                                                  --------------
                                                                         841,550
INSURANCE - BROKERS - 0.2%
Conseco, Inc. ................................          1,649             50,398
MGIC Investment Corporation ..................            600             23,887
Marsh & McLennan Companies, Inc. .............            900             52,594
Provident Companies, Inc. ....................            600             24,900
                                                                  --------------
                                                                         151,779
INSURANCE - LIFE/HEALTH - 0.2%
Aetna, Inc. ..................................            744     $       58,497
Torchmark Corporation ........................            600             21,188
Unum Corporation .............................          1,100             64,213
Waddell & Reed Financial (Cl.A) ..............             34                805
Waddell & Reed Financial (Cl.B)* .............            146              3,394
                                                                  --------------
                                                                         148,097
INSURANCE - MULTILINE - 1.4%
American International Group, Inc. ...........          4,050            391,331
Cigna Corporation ............................          1,200             92,775
Citigroup, Inc. ..............................          7,847            388,427
Hartford Financial Services Group, Inc........          1,100             60,362
Lincoln National Corporation .................            500             40,906
Loews Corporation ............................            800             78,600
                                                                  --------------
                                                                       1,052,401
INSURANCE - PROPERTY & CASUALTY - 0.3%
Allstate Corporation .........................          2,400             92,700
Chubb Corporation ............................          1,000             64,875
Progressive Corporation Ohio .................            400             67,750
Selective Insurance Group ....................            800             16,100
                                                                  --------------
                                                                         241,425
INVESTMENT BANK/BROKERAGE - 0.2%
Franklin Resources, Inc. .....................          1,200             38,400
Schwab (Charles) Corporation .................          2,325            130,636
                                                                  --------------
                                                                         169,036
IRON & STEEL - 0.1%
Nucor Corporation ............................            900             38,925
LEISURE TIME PRODUCTS - 0.1%
Brunswick Corporation ........................          1,700             42,075
Mattel, Inc. .................................          1,400             31,937
                                                                  --------------
                                                                          74,012
LODGING - HOTELS - 0.1%
Marriott International, Inc. (Cl.A) ..........          1,500             43,500

MACHINERY - DIVERSE - 0.4%
Caterpillar, Inc. ............................          1,600             73,600
Danaher Corporation ..........................          1,400             76,038
Deere & Company ..............................          1,300             43,063
Dover Corporation ............................            900             32,962
Ingersoll-Rand Company .......................          1,100             51,631
                                                                  --------------
                                                                         277,294
MANUFACTURING - DIVERSIFIED - 0.8%
AlliedSignal, Inc. ...........................          2,400            106,350
Corning, Inc. ................................          1,500             67,500
Illinois Tool Works, Inc. ....................          1,200             75,750
Textron, Inc. ................................            900             68,344
Tyco International, Ltd. .....................          2,500            188,594
United Technologies Corporation ..............            900             97,875
                                                                  --------------
                                                                         604,413

                                       52  SEE ACCOMPANYING NOTES.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1998

SERIES N (MANAGED ASSET ALLOCATION) (CONTINUED)
                                                       NUMBER           MARKET
COMMON STOCKS (CONTINUED)                            OF SHARES          VALUE
--------------------------------------------------------------------------------
MANUFACTURING - SPECIALIZED - 0.4%
CBS Corporation ..............................          2,500     $       81,875
Goodyear Tire & Rubber Company ...............            900             45,394
Pall Corporation .............................          1,300             32,906
Sealed Air Corporation* ......................            700             35,744
Thermo Electron Corporation* .................          2,100             35,569
Tomkins PLC ADR ..............................          2,000             40,000
                                                                  --------------
                                                                         271,488
MEDICAL PRODUCTS & SUPPLIES - 0.6%
Baxter International, Inc. ...................          1,000             64,313
Becton, Dickinson & Company ..................          1,400             59,762
Boston Scientific Corporation* ...............          2,000             53,625
Guidant Corporation ..........................          1,100            121,275
Medtronic, Inc. ..............................          1,900            141,075
                                                                  --------------
                                                                         440,050
MISCELLANEOUS BUSINESS SERVICES - 0.1%
Equifax, Inc. ................................          1,200             41,025

NATURAL GAS - 0.0%
Sonat, Inc. ..................................            800             21,650

OFFICE EQUIPMENT & SUPPLIES - 0.1%
Ikon Office Solutions, Inc. ..................          1,100              9,419
Pitney-Bowes, Inc. ...........................          1,200             79,275
                                                                  --------------
                                                                          88,694
OIL - DOMESTIC - 0.2%
Atlantic-Richfield Company ...................          1,400             91,350
Unocal Corporation ...........................          1,100             32,106
                                                                  --------------
                                                                         123,456
OIL - INTERNATIONAL - 2.6%
BP Amoco PLC ADR .............................          3,114            279,123
Chevron Corporation ..........................          2,400            199,050
Exxon Corporation ............................          8,500            621,563
Mobil Corporation ............................          3,000            261,375
Occidental Petroleum Corporation .............          2,300             38,813
Royal Dutch Petroleum Company NY Shares ......          9,600            459,600
Texaco, Inc. .................................          2,000            105,750
USX Marathon Group ...........................          1,300             39,162
                                                                  --------------
                                                                       2,004,436
OIL & GAS - DRILLING & EQUIPMENT - 0.3%
B.J. Services Company* .......................          1,400             21,875
Halliburton Company ..........................          1,700             50,363
Repsol S.A. ADR ..............................            400             21,850
Schlumberger, Ltd. ...........................          2,200            101,475
Union Pacific Resources Group, Inc. ..........          2,038             18,469
                                                                  --------------
                                                                         214,032
OIL & GAS - EXPLORATION & PRODUCTION - 0.5%
Amerada Hess Corporation .....................          1,000     $       49,750
Anadarko Petroleum Corporation ...............            600             18,525
Apache Corporation ...........................            500             12,656
Burlington Resources, Inc. ...................          1,200             42,975
Enron Corporation ............................          1,700             97,006
Ente Nazionale Idroncarburi S.p.a. ADR .......            400             27,100
Helmerich & Payne, Inc. ......................            400              7,750
Phillips Petroleum Company ...................          1,500             63,938
Shell Transport & Trading Company ADR ........            900             33,469
Total S.A. ADR ...............................          1,000             49,750
                                                                  --------------
                                                                         402,919
OIL & GAS - REFINING & MARKETING - 0.1%
The Williams Companies, Inc. .................          2,200             68,613

PAPER & FOREST PRODUCTS - 0.2%
Georgia-Pacific Corporation (GP Group) .......            400             23,425
Georgia-Pacific Corporation (Timber Group)....          1,200             28,575
International Paper Company ..................          1,400             62,737
Weyerhaeuser Company .........................            400             20,325
                                                                  --------------
                                                                         135,062
PERSONAL CARE - 0.4%
Avon Products, Inc. ..........................          1,400             61,950
Gillette Company .............................          4,500            217,406
International Flavors & Fragrances, Inc.......          1,300             57,444
                                                                  --------------
                                                                         336,800
PHOTOGRAPHY/IMAGING - 0.4%
Eastman Kodak Company ........................          1,600            115,200
Xerox Corporation ............................          1,600            188,800
                                                                  --------------
                                                                         304,000
PUBLISHING - 0.2%
R.R. Donnelley & Sons Company ................          1,000             43,812
Dun & Bradstreet Corporation .................            400             12,625
McGraw-Hill Companies, Inc. ..................            600             61,125
                                                                  --------------
                                                                         117,562
PUBLISHING - NEWSPAPER - 0.2%
Gannett Company, Inc. ........................          1,300             86,044
Tribune Company ..............................            800             52,800
                                                                  --------------
                                                                         138,844
RAILROADS - 0.3%
Burlington Northern Santa Fe
  Corporation ................................          1,800             60,750
CSX Corporation ..............................            800             33,200
Norfolk Southern Corporation .................          1,600             50,700
Union Pacific Corporation ....................          1,500             67,594
                                                                  --------------
                                                                         212,244

                                       53  SEE ACCOMPANYING NOTES.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1998

SERIES N (MANAGED ASSET ALLOCATION) (CONTINUED)
                                                       NUMBER           MARKET
COMMON STOCKS (CONTINUED)                            OF SHARES          VALUE
--------------------------------------------------------------------------------
RESTAURANTS - 0.4%
Brinker International, Inc.* .................          1,500     $       43,312
Darden Restaurants, Inc. .....................          1,400             25,200
McDonald's Corporation .......................          2,600            199,225
Tricon Global Restaurants* ...................          1,140             57,143
                                                                  --------------
                                                                         324,880
RETAIL - APPAREL - 0.3%
GAP, Inc. ....................................          2,475            139,219
Nordstrom, Inc. ..............................          1,200             41,625
TJX Companies, Inc. ..........................          1,400             40,600
                                                                  --------------
                                                                         221,444
RETAIL - BUILDING SUPPLIES - 0.1%
Lowe's Companies, Inc. .......................          1,500             76,781

RETAIL - DEPARTMENT STORES - 0.3%
Dollar General Corporation ...................            625             14,766
Federated Department Stores, Inc.* ...........          1,500             65,344
Kohl's Corporation* ..........................          1,000             61,437
May Department Stores Company ................          1,100             66,412
J.C. Penney Company, Inc. ....................          1,000             46,875
                                                                  --------------
                                                                         254,834
RETAIL - DRUG STORES - 0.3%
CVS Corporation ..............................          1,600             88,000
Rite Aid Corporation .........................          1,500             74,344
Walgreen Company .............................          1,600             93,700
                                                                  --------------
                                                                         256,044
RETAIL - FOOD CHAINS - 0.4%
Albertson's, Inc. ............................          1,200             76,425
American Stores Company ......................          1,100             40,631
Kroger Company, The* .........................          1,000             60,500
Safeway, Inc.* ...............................          1,900            115,781
                                                                  --------------
                                                                         293,337
RETAIL - GENERAL MERCHANDISE - 1.2%
Costco Companies, Inc.* ......................          1,000             72,187
Dayton Hudson Corporation ....................          1,800             97,650
Fred Meyer, Inc. .............................            500             30,125
Sears Roebuck & Company ......................          1,900             80,750
Wal-Mart Stores, Inc. ........................          7,800            635,213
                                                                  --------------
                                                                         915,925
RETAIL - SPECIALTY - 0.7%
Circuit City Stores - Circuit City Group......            700             34,956
Home Depot, Inc. .............................          5,700            348,769
Payless Shoesource, Inc.* ....................            644             30,510
Staples, Inc. ................................          1,100             48,056
Tandy Corporation ............................            600             24,712
Toys "R" Us, Inc.* ...........................          2,100             35,438
                                                                  --------------
                                                                         522,441
SAVINGS & LOANS - 0.2%
Golden West Financial ........................            500     $       45,844
Washington Mutual, Inc. ......................          2,400             91,650
                                                                  --------------
                                                                         137,494
SERVICES - ADVERTISING/MARKETING - 0.1%
Omnicom Group, Inc. ..........................            700             40,600

SERVICES - COMMERCIAL & CONSUMER - 0.2%
Cendant Corporation* .........................          2,591             49,391
IMS Health, Inc. .............................            800             60,350
Nielsen Media Research .......................            266              4,788
Service Corporation International ............          1,700             64,706
Sodexho Marriott Services ....................             75              2,077
                                                                  --------------
                                                                         181,312
SERVICES - DATA PROCESSING - 0.4%
Automatic Data Processing ....................          1,400            112,263
Electronic Data Systems Corporation ..........          1,700             85,425
First Data Corporation .......................          1,800             57,037
Paychex, Inc. ................................          1,000             51,437
                                                                  --------------
                                                                         306,162
TELECOMMUNICATION - LONG DISTANCE - 1.6%
AT&T Corporation .............................          6,400            481,600
MCI Worldcom, Inc.* ..........................          7,482            536,833
Sprint Corporation ...........................          1,700            143,013
Sprint PCS* ..................................            850             19,656
                                                                  --------------
                                                                       1,181,102
TELECOMMUNICATIONS - 2.7%
Airtouch Communications, Inc.* ...............          2,000            144,250
Alltel Corporation ...........................          1,500             89,719
Ameritech Corporation ........................          4,300            272,512
Bell Atlantic Corporation ....................          5,074            288,267
BellSouth Corporation ........................          6,400            319,200
British Telecom PLC ADR ......................            400             60,675
Ericsson (L.M.) Telecom Company
  ADR (Cl. B) ................................          2,400             57,450
GTE Corporation ..............................          3,700            249,519
Hong Kong Telecommunications, Ltd. ...........            800             14,050
SBC Communications, Inc. .....................          7,154            383,633
Telecom New Zealand ADR ......................            400             14,275
Telefonica De Espana ADR .....................            400             54,150
Vodafone Group PLC ADR .......................            500             80,562
                                                                  --------------
                                                                       2,028,262

                                       54  SEE ACCOMPANYING NOTES.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1998

SERIES N (MANAGED ASSET ALLOCATION) (CONTINUED)
                                                     PRINCIPAL
                                                     AMOUNT OR
                                                       NUMBER           MARKET
COMMON STOCKS (CONTINUED)                            OF SHARES          VALUE
--------------------------------------------------------------------------------
TELEPHONE - 0.4%
Cia de Telecomunicaciones de
  Chile S.A. ADR .............................            425     $        8,792
Telecomunicacoes Brasilerias SA ADR ..........            700             50,881
Telefonos De Mexico ADR ......................          1,800             87,638
US West, Inc. ................................          2,449            158,267
                                                                  --------------
                                                                         305,578
TEXTILES - APPAREL - 0.1%
Benetton Group S.p.a. ADR ....................          2,080             82,680
Springs Industries, Inc. (Ci. A) .............            300             12,431
                                                                  --------------
                                                                          95,111
TOBACCO - 0.7%
Fortune Brands, Inc. .........................            900             28,462
Gallaher Group PLC ADR .......................            500             13,594
Philip Morris Companies, Inc. ................          9,400            502,900
                                                                  --------------
                                                                         544,956
WASTE MANAGEMENT - 0.2%
Browning-Ferris Industries ...................          1,474             41,917
Waste Management, Inc. .......................          2,312            107,797
                                                                  --------------
                                                                         149,714
                                                                  --------------
Total common stocks - 52.5% ..................                        39,889,946

U.S. GOVERNMENT & GOVERNMENT AGENCY SECURITIES
----------------------------------------------
U.S. GOVERNMENT AGENCIES - 8.0%
Fannie Mae, 7.00% - 2022 .....................     $  595,000            604,306
Federal Home Loan Mortgage
        Corporation, 5.97% - 2001 ............     $  600,000            600,798
Government National Mortgage Association,
        #67365, 11.50% - 2013 ................     $   21,879             24,364
        #353937, 6.00% - 2023 ................     $  275,225            273,469
        #410777, 7.00% - 2025 ................     $  104,409            106,818
        #780057, 7.50% - 2025 ................     $   59,647             61,470
        #2102, 8.00% - 2025 ..................     $   30,710             31,714
        #412429, 8.50% - 2025 ................     $   30,243             31,912
        #410891, 7.00% - 2026 ................     $  218,322            223,323
        #426384, 7.00% - 2026 ................     $  314,805            322,093
        #424476, 7.50% - 2026 ................     $  337,175            347,543
        #432891, 7.50% - 2026 ................     $   71,242             73,403
        #402684, 8.00% - 2026 ................     $  137,068            142,136
        #427029, 8.50% - 2026 ................     $  137,448            145,437
        #435589, 8.50% - 2026 ................     $   66,480             70,303
        TBA, 6.50% -2029 .....................     $3,000,000          3,026,719
                                                                  --------------
                                                                       6,085,808
U.S. GOVERNMENT SECURITIES - 15.8%
U.S. Treasury Bonds,
        6.875% - 2025 ........................     $   35,000             42,504
        6.75% - 2026 .........................     $1,740,000          2,085,268
        6.625% - 2027 ........................     $  550,000            649,171
        5.50% - 2028 .........................     $2,000,000          2,094,980
                                                                  --------------
                                                                       4,871,923
U.S. Treasury Notes,
        6.00% - 1999 .........................     $  175,000     $      176,269
        6.375% - 1999 ........................     $  300,000            301,893
        5.625% - 2000 ........................     $   75,000             76,341
        6.25% - 2000 .........................     $  475,000            485,250
        5.625% - 2001 ........................     $  700,000            716,786
        6.25% - 2002 .........................     $  380,000            398,871
        5.50% - 2003 .........................     $1,000,000          1,032,010
        5.875% - 2005 ........................     $   75,000             80,110
        6.50% - 2005 .........................     $  100,000            109,556
        5.625% - 2006 ........................     $  100,000            105,779
        6.50% - 2006 .........................     $  175,000            194,593
        6.125% - 2007 ........................     $  900,000            984,690
        6.25% - 2007 .........................     $1,000,000          1,099,330
        5.625% - 2008 ........................     $1,300,000          1,387,295
                                                                  --------------
                                                                       7,148,773
                                                                  --------------
Total U.S. government & government
  agency securities - 23.8% ..................                        18,106,504

MISCELLANEOUS ASSETS
--------------------
ASSET-BACKED SECURITIES - 0.2%
Advanta Home Equity Loan Trust
        (Cl. A2), 5.95% - 2009 ...............     $  142,135            142,103

REAL ESTATE INVESTMENT TRUSTS - 0.0%
Starwood Hotels & Resorts ....................            367              8,327
                                                                  --------------
        Total miscellaneous assets - 0.2% ....                           150,430

FOREIGN CORPORATE BONDS
-----------------------
JAPAN - 0.4%
European Investment Bank,
    3.00% - 2006(4)...........................      7,000,000             67,176
European Investment Bank,
    4.625% - 2003(4)..........................     17,000,000            172,374
Interamerican Development Bank,
    6.00% - 2001(4)...........................      5,000,000             50,643
KFW International Finance,
    6.00% - 1999(4)...........................      3,000,000             27,992
                                                                  --------------
        Total foreign bonds - 0.4% ...........                           318,185

FOREIGN GOVERNMENT ISSUES
-------------------------
CANADA - 0.1%
Government Bond,
    8.50% - 2005 .............................         60,000             43,337
    6.50% - 2004 .............................         60,000             42,176
                                                                  --------------
                                                                          85,513

                                       55  SEE ACCOMPANYING NOTES.

SCHEDULE OF INVESTMENTS
December 31, 1998

SERIES N (MANAGED ASSET ALLOCATION) (CONTINUED)
                                                     NUMBER           MARKET
FOREIGN GOVERNMENT ISSUES (CONTINUED)              OF SHARES          VALUE
--------------------------------------------------------------------------------
FRANCE - 0.2%
O.A.T. Government Bond,
   8.50% - 2002(4)............................        430,000     $       91,331
   5.50% - 2007(4)............................        214,000             42,599
                                                                  --------------
                                                                         133,930
GERMANY - 0.3%
Bundesrepub Deutschland,
   8.375% - 2001(4)...........................        130,000             87,182
   7.375% - 2005(4)...........................        125,000             89,975
Deutschland Republic Government
   Bond, 6.00% - 2007(4)......................         62,000             42,793
                                                                  --------------
                                                                         219,950
UNITED KINGDOM - 0.1%
Treasury Bond,
    8.00% - 2003(4)...........................         29,000             55,039
    7.50% - 2006(4)...........................         12,000             23,971
                                                                  --------------
                                                                          79,010
                                                                  --------------
        Total foreign government issues - 0.7%                           518,403

FOREIGN STOCKS
--------------
AUSTRALIA - 0.0%
Rio Tinto, Ltd. ..............................          1,000             11,872

BELGIUM - 0.1%
Electrabel ...................................             50             21,977
KBC Bancassurance Holdings ...................          1,000             79,176
                                                                  --------------
                                                                         101,153
DENMARK - 0.1%
Danisco A/S ..................................          1,000             54,207

FRANCE - 0.4%
Axa ..........................................            500             72,500
Eridania Beghin-Say S.A ......................            200             34,621
L'Air Liquide ................................            236             43,303
Pinault-Printemps-Redoute S.A ................            500             95,593
Societe Generale De Paris ....................            308             49,898
Technip ......................................            400             37,664
                                                                  --------------
                                                                         333,579
GERMANY - 0.4%
Altana AG ....................................            300             23,415
Axa Colonia Konzern AG .......................            300             34,042
Bank of Berlin ...............................          2,000             32,421
Bayer AG .....................................          2,000             83,513
Deutsche Bank AG .............................            500             29,434
M.A.N. AG ....................................            200             58,838
Siemens AG ...................................            400             25,816
Veba AG ......................................            600             35,915
                                                                  --------------
                                                                         323,394
HONG KONG - 0.2%
Cheung Kong Holdings .........................          5,000     $       35,980
Hong Kong Electric Holdings, Ltd. ............          9,000             27,300
Hutchinson Whampoa, Ltd. .....................         14,000             98,938
                                                                  --------------
                                                                         162,218
ITALY - 0.2%
Banco Commerciale Italiane ...................         13,000             89,876
Telecom Italia S.p.a .........................          5,555             47,500
                                                                  --------------
                                                                         137,376
JAPAN - 0.6%
Bridgestone Corporation ......................          3,000             68,218
Canon, Inc. ..................................          1,000             21,410
Dai Nippon Printing, Ltd. ....................          2,000             31,950
Kao Corporation ..............................          4,000             90,425
Kuraray Company, Ltd. ........................          3,000             33,165
Marui Company, Ltd. ..........................          2,000             38,564
Mitsubishi Electric Corporation* .............          4,000             12,589
Mitsubishi Heavy Industries, Ltd. ............          4,000             15,603
Ricoh Corporation, Ltd. ......................          4,000             36,950
Sharp Corporation ............................          2,000             18,067
Takeda Chemical Industries ...................          2,000             77,128
                                                                  --------------
                                                                         444,069
MALAYSIA - 0.0%
Malayan Cement Berhad ........................          7,500              1,892

NETHERLANDS - 0.2%
CSM NV .......................................            600             34,657
Ing Groep NV .................................          1,500             91,517
Oce NV .......................................          1,200             43,161
                                                                  --------------
                                                                         169,335
NEW ZEALAND - 0.0%
Lion Nathan, Ltd. ............................         10,000             25,517

SINGAPORE - 0.0%
Cycle & Carriage, Ltd. .......................          3,000             10,273

SOUTH AFRICA - 0.0%
Anglo American Platinum ......................          2,000             27,436

SWEDEN - 0.1%
Astra AB -B ..................................          3,200             65,139

SWITZERLAND - 0.4%
ABB AG-Bearer ................................             20             23,444
Nestle S.A ...................................             20             43,538
Novartis AG ..................................             26             51,110
Sig Schweizland ..............................            120             70,768
UBS-Bearer (Union Bank of
Switzerland) .................................            400            122,898
                                                                  --------------
                                                                         311,758

                                       56  SEE ACCOMPANYING NOTES.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1998

SERIES N (MANAGED ASSET ALLOCATION) (CONTINUED)
                                                   PRINCIPAL
                                                   AMOUNT OR
                                                     NUMBER           MARKET
FOREIGN STOCK (CONTINUED)                          OF SHARES          VALUE
--------------------------------------------------------------------------------
UNITED KINGDOM - 0.6%
Abbey National PLC ...........................          3,600     $       77,087
BAA PLC ......................................          2,300             26,711
Barclays PLC .................................          3,000             64,539
Blue Circle Industries PLC ...................          3,845             22,199
GKN PLC ......................................          4,000             53,474
HSBC Holdings PLC ............................          3,000             81,709
Lonrho Africa PLC ............................          2,500              2,308
Tesco PLC ....................................         30,000             86,102
                                                                  --------------
                                                                         414,129
                                                                  --------------
        Total foreign stocks - 3.3% ..........                         2,593,347

TEMPORARY CASH INVESTMENTS
--------------------------
Vista Treasury Institutional Money
  Market Fund - 2.6% .........................      1,942,949          1,942,949

COMMERCIAL PAPER
----------------
FINANCIAL SERVICES - 3.9%
Ciesco LP, 5.20% - 2-5-99 ....................     $2,950,000          2,937,197

MACHINERY - 0.9%
Dover Corporation,
   5.50% - 1-26-99 ...........................     $  690,000            687,364

OIL - 2.5%
Equilon Enterprises,
   5.00% - 1-4-99 ............................     $  123,000            122,949
Motiva Enterprises LLC,
   5.13% - 3-11-99 ...........................     $1,820,000          1,803,711
                                                                  --------------
                                                                       1,926,660
SEMICONDUCTORS - 2.6%
Motorola, Inc., 5.12% - 1-26-99 ..............     $2,000,000          1,993,980
                                                                  --------------
   Total commercial paper - 9.9% .............                         7,545,201
                                                                  --------------
   Total investments - 103.4% ................                        78,721,080
   Liabilities, less cash and other assets - (3.4%)                  (2,600,333)
                                                                  --------------
   Total net assets - 100.0% .................                    $   76,120,747
                                                                  ==============


SERIES O (EQUITY INCOME)
                                                     NUMBER           MARKET
COMMON STOCK                                        OF SHARES          VALUE
--------------------------------------------------------------------------------
AEROSPACE/DEFENSE - 0.5%
Boeing Company, The ..........................         29,700     $      968,962

ALUMINUM - 0.4%
Reynolds Metals Company ......................         15,600            821,925

AMERICAN GOLD - 0.4%
Newmont Mining Corporation ...................         43,400            783,912

AUTO PARTS & EQUIPMENT - 1.6%
Eaton Corporation ............................          2,900            204,994
Genuine Parts Company ........................         48,200          1,611,688
TRW, Inc. ....................................         25,400          1,427,162
                                                                  --------------
                                                                       3,243,844
AUTOMOBILES - 0.8%
General Motors Corporation ...................         23,800          1,703,187

BANKS - MAJOR REGIONAL - 8.0%
Banc One Corporation .........................         30,967          1,581,252
BankAmerica Corporation ......................         14,100            847,762
BankBoston Corporation .......................         22,400            872,200
First Union Corporation ......................         24,680          1,500,853
Fleet Financial Group, Inc. ..................         38,500          1,720,469
Mellon Bank Corporation ......................         52,100          3,581,875
Mercantile Bankshares Corporation ............         27,700          1,066,450
J.P. Morgan & Company, Inc. ..................         18,000          1,891,125
National City Corporation ....................         15,700          1,138,250
PNC Bank Corporation .........................         14,500            784,812
Wells Fargo Company ..........................         33,000          1,317,938
                                                                  --------------
                                                                      16,302,986
BANKS - MONEY CENTER - 0.7%
Chase Manhattan Corporation ..................         20,816          1,416,789
Beverages - Alcoholic - 2.1%
Anheuser-Busch Companies, Inc. ...............         42,800          2,808,750
Brown-Forman Corporation (CI. B) .............         19,000          1,438,063
                                                                  --------------
                                                                       4,246,813
BUILDING MATERIALS - 0.8%
Armstrong World Industries, Inc. .............         26,900          1,622,406
Chemicals - Basic - 3.1%
Dow Chemical Company .........................         26,700          2,428,031
E.I. du Pont de Nemours & Company ............         32,700          1,735,144
Great Lakes Chemical Company .................         33,700          1,348,000
Olin Corporation .............................         31,600            894,675
                                                                  --------------
                                                                       6,405,850
CHEMICALS - DIVERSIFIED - 0.7%
Hercules, Inc. ...............................         51,000          1,396,125

                                       57  SEE ACCOMPANYING NOTES.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1998

SERIES O (EQUITY INCOME)(CONTINUED)
                                                     NUMBER           MARKET
COMMON STOCK (CONTINUED)                            OF SHARES          VALUE
--------------------------------------------------------------------------------
CHEMICALS - SPECIALTY - 2.2%
Imperial Chemical Industries
  PLC ADR ....................................         17,800     $      621,887
Lubrizol Corporation .........................         17,700            454,669
Minnesota Mining & Manufacturing
  Company ....................................         26,000          1,849,250
Nalco Chemical Company .......................         29,500            914,500
Witco Corporation ............................         41,600            663,000
                                                                  --------------
                                                                       4,503,306
COMPUTER HARDWARE - 0.7%
Hewlett-Packard Company ......................         22,100          1,509,706

CONTAINERS & PACKAGING - 1.0%
Union Camp Corporation .......................         28,800          1,944,000

ELECTRIC COMPANIES - 6.4%
Baltimore Gas & Electric Company .............         14,700            453,862
Central & Southwest Corporation ..............         14,700            403,331
DQE, Inc. ....................................         27,400          1,203,888
Dominion Resources, Inc. .....................         14,000            654,500
Duke Energy Corporation ......................         22,200          1,422,188
Entergy Corporation ..........................         22,100            687,863
FirstEnergy Corporation ......................         46,757          1,522,525
GPU, Inc. ....................................         11,800            521,412
Houston Industries, Inc. .....................         35,300          1,134,013
Peco Energy Corporation ......................         13,400            557,775
Pacificorp ...................................         46,100            970,981
Southern Company .............................         51,600          1,499,625
Teco Energy, Inc. ............................         23,600            665,225
Unicom Corporation ...........................         35,700          1,376,681
                                                                  --------------
                                                                      13,073,869
ELECTRICAL EQUIPMENT - 2.7%
Amp, Inc. ....................................         34,367          1,789,232
Cooper Industries, Inc. ......................         17,888            853,034
General Electric Company .....................         22,100          2,255,581
Hubbell, Inc. (Cl. B) ........................         18,400            699,200
                                                                  --------------
                                                                       5,597,047
FINANCIAL - DIVERSE - 3.4%
American General Corporation .................         27,000          2,106,000
Fannie Mae ...................................         32,200          2,382,800
H & R Block, Inc. ............................         28,900          1,300,500
Transamerica Corporation .....................          9,900          1,143,450
                                                                  --------------
                                                                       6,932,750
FOODS - 4.3%
General Mills, Inc. ..........................         37,700          2,931,175
Heinz (H.J.) Company .........................         24,750          1,401,469
Kellogg Company ..............................         37,800          1,289,925
McCormick & Company, Inc.
  (Non-Voting) ...............................         43,900          1,484,369
Quaker Oats Company ..........................         28,900          1,719,550
                                                                  --------------
                                                                       8,826,488
HARDWARE & TOOLS - 0.1%
The Stanley Works ............................         11,800     $      327,450

HEALTH CARE - DIVERSE - 2.1%
Abbott Laboratories ..........................         17,200            842,800
American Home Products Corporation ...........         59,400          3,344,963
                                                                  --------------
                                                                       4,187,763
HEALTH CARE - PHARMACEUTICALS - 1.4%
Pharmacia & Upjohn, Inc. .....................         51,795          2,932,892

HOMEBUILDING - 0.7%
PPG Industries, Inc. .........................         23,100          1,345,575

HOUSEHOLD FURNISHINGS & APPLIANCES - 0.6%
Whirlpool Corporation ........................         23,600          1,306,850

HOUSEHOLD PRODUCTS - 1.3%
Kimberly-Clark Corporation ...................         39,400          2,147,300
Tupperware Corporation .......................         27,900            458,606
                                                                  --------------
                                                                       2,605,906
INSURANCE - MULTILINE - 1.5%
Citigroup, Inc. ..............................         39,000          1,930,500
Lincoln National Corporation .................         12,500          1,022,656
                                                                  --------------
                                                                       2,953,156
INSURANCE - PROPERTY - 2.6%
Chubb Corporation ............................          3,700            240,038
Exel Limited .................................         17,500          1,312,500
Safeco Corporation ...........................         40,000          1,717,500
St. Paul Companies, Inc. .....................         57,904          2,012,164
                                                                  --------------
                                                                       5,282,202
IRON & STEEL - 0.3%
USX - U.S. Steel Group, Inc. .................         23,500            540,500

LODGING - HOTELS - 0.3%
Hilton Hotels Corporation ....................         36,100            690,412

MACHINERY - DIVERSE - 0.5%
Deere & Company ..............................         11,200            371,000
GATX Corporation .............................         15,200            575,700
                                                                  --------------
                                                                         946,700
MANUFACTURING - SPECIALIZED - 0.6%
Pall Corporation .............................         50,900          1,288,406

MANUFACTURING - DIVERSIFIED - 1.5%
AlliedSignal, Inc. ...........................         28,200          1,249,613
Corning, Inc. ................................         17,500            787,500
Tyco International, Ltd. .....................         13,690          1,032,739
                                                                  --------------
                                                                       3,069,852
MEDICAL PRODUCTS & SUPPLIES - 0.6%
Bausch & Lomb, Inc. ..........................         19,300          1,158,000

METALS & MINING - 0.2%
Inco, Ltd. ...................................         43,600            460,525

                                       58  SEE ACCOMPANYING NOTES.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1998

SERIES O (EQUITY INCOME)(CONTINUED)
                                                     NUMBER           MARKET
COMMON STOCK (CONTINUED)                            OF SHARES          VALUE
--------------------------------------------------------------------------------
MISCELLANEOUS - 0.5%
Phelps Dodge Corporation .....................         19,000     $      966,625

OIL - DOMESTIC - 1.9%
Atlantic-Richfield Company ...................         34,900          2,277,225
Unocal Corporation ...........................         53,400          1,558,613
                                                                  --------------
                                                                       3,835,838
OIL - INTERNATIONAL - 8.5%
BP Amoco PLC ADR .............................         45,341          4,063,658
Chevron Corporation ..........................         28,200          2,338,838
Exxon Corporation ............................         44,000          3,217,500
Mobil Corporation ............................         28,100          2,448,213
Occidental Petroleum Corporation .............         29,300            494,437
Royal Dutch Petroleum Company NY Shares.......         36,800          1,761,800
Texaco, Inc. .................................         39,500          2,088,563
USX Marathon Group ...........................         30,200            909,775
                                                                  --------------
                                                                      17,322,784
OIL & GAS - DRILLING & EQUIPMENT - 0.5%
Baker Hughes, Inc. ...........................         59,600          1,054,175

OIL & GAS - EXPLORATION & PRODUCTION - 1.1%
Amerada Hess Corporation .....................         29,300          1,457,675
Phillips Petroleum Company ...................         17,800            758,725
                                                                  --------------
                                                                       2,216,400
PAPER & FOREST PRODUCTS - 1.4%
Consolidated Papers, Inc. ....................         36,700          1,009,250
Georgia-Pacific Corporation
  (GP Group) .................................         16,100            942,856
International Paper Company ..................         22,100            990,356
                                                                  --------------
                                                                       2,942,462
PERSONAL CARE - 1.0%
International Flavors & Fragrances, Inc. .....         47,400          2,094,487

PHOTOGRAPHY/IMAGING - 0.9%
Eastman Kodak Company ........................         25,600          1,843,200

PUBLISHING - 2.7%
R.R. Donnelley & Sons Company ................         25,900          1,134,744
Dow Jones & Company, Inc. ....................         18,700            899,937
Dun & Bradstreet Corporation .................         31,500            994,219
Knight-Ridder, Inc. ..........................         31,400          1,605,325
Readers Digest Association, Inc. (CI. A) .....         31,500            793,406
                                                                  --------------
                                                                       5,427,631
RAILROADS - 2.8%
Burlington Northern Santa Fe
  Corporation ................................         33,700          1,137,375
Norfolk Southern Corporation .................         77,000          2,439,938
Union Pacific Corporation ....................         47,200          2,126,950
                                                                  --------------
                                                                       5,704,263
REAL ESTATE - 0.1%
Rouse Company ................................         10,000            275,000

RETAIL - DEPARTMENT STORES - 1.0%
May Department Stores Company ................         14,400     $      869,400
J.C. Penney Company, Inc. ....................         25,500          1,195,313
                                                                  --------------
                                                                       2,064,713
RETAIL - SPECIALTY - 0.4%
Toys "R" Us, Inc.* ...........................         43,900            740,812

TELECOMMUNICATIONS - LONG DISTANCE - 1.0%
AT&T Corporation .............................         28,100          2,114,525

TELECOMMUNICATIONS - 7.7%
Alltel Corporation ...........................         62,800          3,756,225
BCE, Inc. ....................................         30,100          1,141,919
Bell Atlantic Corporation ....................         36,000          2,045,250
BellSouth Corporation ........................         19,400            967,575
Frontier Corporation .........................          6,000            204,000
GTE Corporation ..............................         42,900          2,893,069
SBC Communications, Inc. .....................         88,352          4,737,876
                                                                  --------------
                                                                      15,745,914
TELEPHONE - 1.1%
Telecomunicacoes Brasilerias SA ADR ..........         12,300            894,056
US WEST, Inc. ................................         19,300          1,247,263
                                                                  --------------
                                                                       2,141,319
TOBACCO - 3.6%
Fortune Brands, Inc. .........................         35,000          1,106,875
Philip Morris Companies, Inc. ................         56,900          3,044,150
RJR Nabisco Holdings Corporation .............         43,300          1,285,469
UST, Inc. ....................................         55,700          1,942,537
                                                                  --------------
                                                                       7,379,031
TRANSPORTATION - MISCELLANEOUS (BUS/TRUCKING) - 0.2%
Alexander & Baldwin, Inc. ....................         15,300            355,725

WASTE MANAGEMENT - 1.2%
Browning-Ferris Industries ...................         41,100          1,168,781
Waste Management, Inc. .......................         29,222          1,362,476
                                                                  --------------
                                                                       2,531,257
                                                                  --------------
        Total common stocks - 91.7% ..........                       187,152,315

                                                     PRINCIPAL        MARKET
U.S. GOVERNMENT & GOVERNMENT AGENCY SECURITIES        AMOUNT          VALUE
--------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES - 0.9%
U.S. Treasury Bonds, 6.00% - 2026 ............     $  400,000            437,312
U.S. Treasury Notes,
   5.875% - 1999 .............................     $  100,000            101,033
   6.25% - 2000 ..............................     $  100,000            102,158
   6.50% - 2001 ..............................     $  400,000            416,900
   5.75% - 2003 ..............................     $  400,000            417,640
   5.625% - 2006 .............................     $  200,000            211,558
   7.00% - 2006 ..............................     $  100,000            114,107
                                                                  --------------
Total U.S. government & government
   agency securities - 0.9% ..................                         1,800,708

                                       59  SEE ACCOMPANYING NOTES.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1998

SERIES O (EQUITY INCOME)(CONTINUED)
                                                   PRINCIPAL
                                                   AMOUNT OR
                                                     NUMBER           MARKET
REAL ESTATE INVESTMENT TRUSTS                      OF SHARES          VALUE
--------------------------------------------------------------------------------
REAL ESTATE - 2.2%
Archstone Communities Trust ..................         18,900     $      382,725
Crescent Real Estate
   Equities Company ..........................         31,100            715,300
Simon Property Group, Inc. ...................         54,236          1,545,726
Starwood Hotels & Resorts ....................         59,549          1,351,018
Weingarten Realty Investors ..................         11,500            513,188
                                                                  --------------
        Total real estate investment trusts - 2.2%                     4,507,957

FOREIGN STOCKS
--------------
UNITED KINGDOM - 1.0%
Smith & Nephew PLC ...........................        241,100            744,119
Tomkins PLC ..................................        259,000          1,219,515
                                                                  --------------
        Total foreign stocks - 1.0% ..........                         1,963,634

TEMPORARY CASH INVESTMENTS
--------------------------
Vista Treasury Institutional
  Money Market Fund - 0.5% ...................      1,097,127          1,097,127

COMMERCIAL PAPER
----------------
CHEMICALS - DIVERSIFIED - 0.9%
E.I. du Pont de Nemours & Company,
    5.14% - 2-5-99 ...........................     $1,870,000          1,861,884

FINANCIAL SERVICES - 2.9%
Ciesco LP, 5.05% - 2-11-99 ...................     $1,500,000          1,492,260
International Lease Finance,
    5.10% - 1-19-99 ..........................     $4,480,000          4,470,771
                                                                  --------------
                                                                       5,963,031
                                                                  --------------
        Total commercial paper - 3.8% ........                         7,824,915
                                                                  --------------
        Total investments - 100.1% ...........                       204,346,656
        Liabilities, less cash
           and other assets - (0.1%) .........                         (276,873)
                                                                  --------------
        Total net assets - 100.0% ............                    $  204,069,783
                                                                  ==============

SERIES P (HIGH YEILD)
                                                   PRINCIPAL
                                                   AMOUNT OR
                                                     NUMBER           MARKET
CORPORATE BONDS                                    OF SHARES          VALUE
--------------------------------------------------------------------------------
AEROSPACE/DEFENSE - 1.3%
Burke Industries, Inc.,
     10.0% - 2007 ............................     $  200,000     $      196,500

AUTOMOTIVE - 4.0%
Federal-Mogul Corporation,
     7.875% - 2010 ...........................     $  200,000            197,500
Hayes Lemmerz International, Inc.,
     8.25% - 2008 ............................     $  150,000            149,625
Mark IV Industries, Inc. .....................
     7.75% - 2006 ............................     $  200,000            194,500
     7.505% - 2007 ...........................     $   50,000             47,500
                                                                  --------------
                                                                         589,125
BANKING - 3.3%
BF SAUL REIT, 9.75% - 2008 ...................     $  175,000            160,562
FCB/NC Capital, 8.05% - 2028 .................     $   75,000             81,094
Golden State Holdings, Inc.,
     7.125% - 2005 ...........................     $  200,000            199,250
Homeside, Inc., 11.25% - 2003 ................     $   50,000             58,812
                                                                  --------------
                                                                         499,718
BEVERAGES - 0.3%
Delta Beverage Group,
     9.75% - 2003 ............................     $   50,000             52,125

BROKERAGE - 0.6%
SI Financing Trust, Inc., 9.50% - 2026 .......          3,500             93,188

BUILDING MATERIALS - 1.7%
Knoll, Inc., 10.875% - 2006 ..................     $   63,000             69,300
Nortek, Inc., 8.875% - 2008 ..................     $  175,000            177,625
                                                                  --------------
                                                                         246,925
CHEMICALS - 0.1%
Envirodyne Industries, Inc.,
   12.00% - 2000 .............................     $   18,000             18,022

CONSTRUCTION MACHINERY - 4.7%
AGCO Corporation, 8.50% - 2006 ...............     $  200,000            191,500
Columbus McKinnon Corporation,
     8.50% - 2008 ............................     $  175,000            164,937
Navistar International, 8.00% - 2008 .........     $  175,000            177,844
Titan Wheel International, Inc.,
     8.75% - 2007 ............................     $  175,000            168,000
                                                                  --------------
                                                                         702,281
CONSUMER CYCLICAL - OTHER - 0.9%
American ECO Corporation,
     9.625% - 2008 ...........................     $  200,000            134,500

CONSUMER PRODUCTS - 1.3%
Revlon Consumer Products,
     8.125% - 2006 ...........................     $  150,000            141,375
Shop Vac Corporation,
     10.625% - 2003 ..........................     $   50,000             54,438
                                                                  --------------
                                                                         195,813

                                       60   SEE ACCOMPANYING NOTES.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1998

SERIES P (HIGH YEILD)(CONTINUED)
                                                   PRINCIPAL          MARKET
CORPORATE BONDS (CONTINUED)                          AMOUNT           VALUE
--------------------------------------------------------------------------------
ELECTRIC UTILITY - 3.9%
AES Corporation, 10.25% - 2006 ...............     $  100,000     $      108,250
Cal Energy Company, Inc.,
     9.50% - 2006 ............................        100,000            110,750
Calpine Corporation-Utility-Electric,
     8.75% - 2007 ............................        175,000            183,313
Niagara Mohawk Power,
     7.75% - 2008 ............................        150,000            162,375
                                                                  --------------
                                                                         564,688
ENERGY - INDEPENDENT - 0.9%
COHO Energy, Inc.,
     8.875% - 2007 ...........................        100,000             83,750
Seagull Energy Corporation,
     8.625% - 2005 ...........................         50,000             49,125
                                                                  --------------
                                                                         132,875
ENERGY - OTHER - 0.9%
P&L Coal Holdings Corporation,
     8.875% - 2008 ...........................        125,000            127,500

ENERGY - REFINING - 1.4%
Crown Central Petroleum,
     10.875% - 2005 ..........................        125,000            112,188
Giant Industries, Inc., 9.0% - 2007 ..........        100,000             97,750
                                                                  --------------
                                                                         209,938
ENTERTAINMENT - 1.9%
Empress Entertainment, Inc.,
     8.125% - 2006 ...........................        100,000            100,250
Premier Parks, 9.75% - 2007 ..................        175,000            190,531
                                                                  --------------
                                                                         290,781
FINANCIAL COMPANIES - 0.3%
Dollar Financial Group, Inc.,
     10.875% - 2006 ..........................         50,000             50,438

FOOD - 1.1%
Chiquita Brands International, Inc.,
     10.25% - 2006 ...........................         25,000             26,031
Nash Finch Company,
     8.50% - 2008 ............................        150,000            142,688
                                                                  --------------
                                                                         168,719
GAMING - 7.2%
Boyd Gaming Corporation,
     9.50% - 2007 ............................        225,000            223,875
Circus Circus Enterprise,
     9.25% - 2005 ............................        125,000            127,656
Harrahs Operating, Inc.,
     7.875% - 2005 ...........................        250,000            250,625
MGM Grand, Inc., 6.95% - 2005 ................        125,000            121,562
Mirage Resorts, Inc., 6.625% - 2005 ..........        150,000            147,000
Park Place Entertainment,
     7.875% - 2005 ...........................        200,000            200,000
                                                                  --------------
                                                                       1,070,718
HEALTHCARE - 4.2%
Genesis Health Ventures, Inc.,
     9.875% - 2009 ...........................     $  150,000     $      143,625
Multicare Companies, Inc.,
      9.0% - 2007 ............................        150,000            142,125
Packard Bioscience Company,
     9.375% - 2007 ...........................         75,000             70,969
Prime Medical Services,
     8.75% - 2008 ............................        100,000             96,000
Tenet Healthcare Corporation,
     8.125% - 2008 ...........................        175,000            180,906
                                                                  --------------
                                                                         633,625
HOME CONSTRUCTION - 4.4%
D.R. Horton, Inc., 8.375% - 2004 .............        125,000            124,063
Hovnanian Enterprise, Inc.,
     9.75% - 2005 ............................        100,000             95,000
MDC Holdings, Inc., 8.375% - 2008 ............        100,000             97,750
NVR, Inc., 8.0% - 2005 .......................        225,000            222,187
Toll Corporation, 7.75% - 2007 ...............        125,000            123,750
                                                                  --------------
                                                                         662,750
INDUSTRIAL - OTHER - 0.4%
Iron Mountain, Inc., 10.125% - 2006 ..........         50,000             53,625

INSURANCE - 0.7%
GENAMERICA Capital Inc.,
     8.525% - 2027 ...........................        100,000            105,875

LODGING - 3.2%
HMH Properties,
     7.875% - 2008 ...........................        225,000            219,094
     8.45% - 2008 ............................         50,000             50,062
Prime Hospitality, 9.25% - 2006 ..............        200,000            207,250
                                                                  --------------
                                                                         476,406
MEDIA - CABLE - 10.6%
Adelphia Communications,
     9.50% - 2004 ............................        125,000            132,500
     8.375% - 2008 ...........................        100,000            103,500
Avalon Cable of Michigan,
     9.375% - 2008 ...........................        250,000            254,375
Century Communications,
     9.50% -2005 .............................        125,000            139,062
     8.375% - 2007 ...........................         75,000             80,625
CF Cable TV, Inc., 11.625% - 2005 ............        100,000            110,125
CSC Holdings, Inc.,
     7.875% - 2018 ...........................         25,000             25,344
     7.625% - 2018 ...........................        100,000            100,375
Diamond Holdings, 9.125% - 2008 ..............        150,000            142,875
Jones Intercable, Inc.,
     7.625% -2008 ............................        200,000            209,500
Lenfest Communications,
     10.50% - 2006 ...........................        175,000            204,750
Rogers Cablesystems, 9.625% - 2002 ...........         50,000             53,938
Rogers Communications, Inc.,
     9.125% - 2006 ..........................         30,000             31,200
                                                                  --------------
                                                                       1,588,169

                                       61  SEE ACCOMPANYING NOTES.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1998

SERIES P (HIGH YIELD)(CONTINUED)
                                                   PRINCIPAL          MARKET
CORPORATE BONDS (CONTINUED)                          AMOUNT           VALUE
--------------------------------------------------------------------------------
MEDIA - NONCABLE - 6.8%
Allbritton Communications,
     9.75% - 2007 ............................     $  100,000     $      106,000
Big Flower Press Holdings, Inc.,
     8.875% - 2007 ...........................        125,000            126,250
Golden Books Publishing, Inc.,
     7.65% - 2002 ............................         50,000             15,750
Heritage Media Corporation,
     8.75% - 2006 ............................         50,000             53,750
Hollinger International Publishing, Inc.,
     8.625% - 2005 ...........................        150,000            158,812
     9.25% - 2006 ............................        125,000            131,406
K-III Communications Corporation,
     10.25% - 2004 ...........................         20,000             20,825
USA Networks, 6.75% - 2005 ...................        175,000            174,563
Viacom, Inc., 8.0% - 2006 ....................        225,000            234,000
                                                                  --------------
                                                                       1,021,356
METALS - 4.4%
AK Steel Corporation, 10.75% - 2004 ..........        150,000            156,000
Ameristeel Corporation,
     8.75% - 2008 ............................        100,000             96,750
Bulong Operations, 12.50% - 2008 .............        175,000            175,000
Simcala, Inc., 9.625% - 2006 .................        100,000             71,250
Wheeling Pittsburgh Corporation,
     9.25% - 2007 ............................        100,000             92,750
WHX Corporation, 10.50% - 2005 ...............         75,000             68,813
                                                                  --------------
                                                                         660,563
PACKAGING & CONTAINERS - 3.1%
Huntsman Packaging Corporation,
     9.125% - 2007 ...........................        125,000            124,063
Indesco International, Inc.,
     9.75% - 2008 ............................        175,000            163,187
Packaged Ice, Inc., 9.75% - 2005 .............        125,000            122,813
Plastic Containers, Inc.,
     10.00% - 2006 ...........................         50,000             52,437
                                                                  --------------
                                                                         462,500
RETAILERS - 2.4%
Specialty Retailers, Inc., 8.50% - 2005 ......        150,000            134,625
Zale Corporation, 8.50% - 2007 ...............        225,000            218,250
                                                                  --------------
                                                                         352,875
SERVICES - 2.2%
Loewen Group, Inc., 6.70% - 1999 .............         75,000             70,687
Protection One Alarm,
    7.375% - 2005 ............................        250,000            258,125
                                                                  --------------
                                                                         328,812

TELECOMMUNICATIONS - 7.2%
Centennial Cellular, 8.875% - 2001 ...........     $  100,000     $      104,875
Comcast Cellular Holdings, Inc.,
     9.50% - 2007 ............................     $  175,000            186,375
Mastec, Inc., 7.75% - 2008 ...................     $  125,000            119,062
Mcleodusa, Inc., 8.375% - 2008 ...............     $  175,000            172,375
MJD Communications, Inc.,
     9.50% - 2008 ............................     $  175,000            173,688
RCN Corporation, 10.00% - 2007 ...............     $  225,000            215,437
Satelites Mexicanos, Inc.,
     10.125% - 2004 ..........................     $  125,000             99,688
                                                                  --------------
                                                                       1,071,500
TEXTILES - 1.3%
Delta Mills, Inc., 9.625% - 2007 .............     $  100,000             98,250
Westpoint Stevens, 7.875% - 2008 .............     $  100,000            102,500
                                                                  --------------
                                                                         200,750
TOBACCO - 0.3%
Dimon, Inc., 8.875% - 2006 ...................     $   25,000             24,375
Standard Commercial Tobacco
        Corporation, 8.875% - 2005 ...........     $   25,000             24,531
                                                                  --------------
                                                                          48,906
TRANSPORTATION - 1.1%
Allied Holdings, Inc., 8.625% - 2007 .........     $  100,000            100,250
Teekay Shipping Corporation,
     8.32% - 2008 ............................     $   65,000             64,594
                                                                  --------------
                                                                         164,844
                                                                  --------------
        Total corporate bonds - 88.1% ........                        13,176,410

                                                     NUMBER           MARKET
PREFERRED STOCKS                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
BANKS & CREDIT - 0.2%
California Federal Bank, 9.125% ..............          1,000             25,312

MEDIA - CABLE - 0.6%
CSC Holdings, Inc., 11.125% ..................            874             96,319

MEDIA - NONCABLE - 0.6%
Primedia, Inc., 10.0% - 2008 .................            800             83,400
                                                                  --------------
    Total preferred stocks - 1.4% ............                           205,031


COMMON STOCKS
-------------
BROADCAST MEDIA - 0.5%
Infinity Broadcasting Corporation ............          3,000             82,125
                                                                  --------------
    Total investments - 90.0% ................                        13,463,566
    Cash and other assets, less liabilities - 10.0%                    1,485,837
                                                                  --------------
    Total net assets - 100.0% ................                    $   14,949,403
                                                                  ==============

                                       62   SEE ACCOMPANYING NOTES.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1998

SERIES S (SOCIAL AWARENESS)
                                                     NUMBER           MARKET
COMMON STOCKS                                      OF SHARES          VALUE
--------------------------------------------------------------------------------
AIRLINES - 0.4%
AMR Corporation* .............................          9,400     $      558,125

AUTO PARTS & EQUIPMENT - 0.8%
Dana Corporation .............................          7,200            294,300
Snap-On Tools ................................         25,500            887,719
                                                                  --------------
                                                                       1,182,019
BANKS - MAJOR REGIONAL - 3.9%
Banc One Corporation .........................         40,480          2,067,010
Bank of New York Company, Inc. ...............         49,200          1,980,300
Northern Trust Corporation ...................         22,200          1,938,338
                                                                  --------------
                                                                       5,985,648
BANKS - MONEY CENTER - 1.0%
Chase Manhattan Corporation ..................         23,600          1,606,275

BEVERAGES - SOFT DRINK - 3.0%
Coca-Cola Company ............................         54,700          3,658,062
Whitman Corporation ..........................         39,300            997,238
                                                                  --------------
                                                                       4,655,300
BROADCAST MEDIA - 3.4%
Chancellor Media Corporation* ................         15,700            751,638
Comcast Corporation (CI. A) ..................         20,600          1,208,962
Tele-Communications, Inc.* ...................         22,700          1,255,594
Viacom, Inc. (CI. B)* ........................         26,900          1,990,600
                                                                  --------------
                                                                       5,206,794
CHEMICALS - BASIC - 0.4%
Praxair, Inc. ................................         18,800            662,700

CHEMICALS - SPECIALTY - 0.6%
Fuller (H.B.) Company ........................          7,600            365,750
Nalco Chemical Company .......................         10,300            319,300
Sigma-Aldrich Corporation ....................          8,900            261,438
                                                                  --------------
                                                                         946,488

COMMUNICATION EQUIPMENT - 1.4%
ADC Telecommunications, Inc.* ................         15,800            549,050
Comverse Technology, Inc.* ...................         12,500            887,500
Tellabs, Inc.* ...............................         10,100            692,481
                                                                  --------------
                                                                       2,129,031
COMPUTER HARDWARE - 4.9%
Compaq Computer Corporation ..................         34,800          1,459,425
Hewlett-Packard Company ......................         17,600          1,202,300
International Business Machines
  Corporation ................................         22,200          4,101,450
Sun Microsystems, Inc.* ......................          8,900            762,063
                                                                  --------------
                                                                       7,525,238
COMPUTER SOFTWARE/SERVICES - 6.4%
Adobe Systems, Inc. ..........................         14,800     $      691,900
Affiliated Computer
  Services, Inc. (Cl.A)* .....................         25,900          1,165,500
American Management Systems, Inc.* ...........         37,900          1,516,000
Autodesk, Inc. ...............................         13,500            576,281
Computer Associates
  International, Inc. ........................         16,000            682,000
Microsoft Corporation* .......................         37,200          5,159,175
                                                                  --------------
                                                                       9,790,856
COMPUTERS - NETWORKING - 2.2%
Ascend Communications, Inc.* .................          4,900            322,175
Cisco Systems, Inc.* .........................         33,525          3,111,539
                                                                  --------------
                                                                       3,433,714
CONTAINERS & PACKAGING - 0.1%
Crown Cork & Seal Company, Inc. ..............          5,500            169,469

DISTRIBUTION - FOOD & HEALTH - 1.0%
Cardinal Health, Inc. ........................         20,700          1,570,613

ELECTRIC COMPANIES - 0.3%
New Century Energies, Inc. ...................          8,300            404,625

ELECTRICAL EQUIPMENT - 1.0%
Cooper Industries, Inc. ......................          6,700            319,506
Emerson Electric Company .....................          5,400            337,838
Hubbell, Inc. (Cl. B) ........................         12,500            475,000
Thomas & Betts Corporation ...................          7,700            333,506
                                                                  --------------
                                                                       1,465,850
ELECTRONICS - DISTRIBUTION - 0.3%
W.W. Grainger, Inc. ..........................         13,000            541,125

ELECTRONICS - SEMICONDUCTORS - 4.4%
Analog Devices, Inc.* ........................         33,000          1,035,375
Intel Corporation ............................         38,600          4,576,512
Texas Instruments, Inc. ......................          5,900            504,819
Xilinx, Inc.* ................................          8,400            547,050
                                                                  --------------
                                                                       6,663,756
ENTERTAINMENT - 1.2%
Time Warner, Inc. ............................         28,600          1,774,987

EQUIPMENT - SEMICONDUCTORS - 0.2%
Applied Materials, Inc.* .....................          8,900            379,919

FINANCIAL - DIVERSE - 6.6%
American Express Company .....................         13,400          1,370,150
American General Corporation .................         21,100          1,645,800
Fannie Mae ...................................         22,000          1,628,000
Finova Group, Inc. ...........................         24,400          1,316,075
Freddie Mac ..................................         28,800          1,855,800
SunAmerica, Inc. .............................         27,600          2,239,050
                                                                  --------------
                                                                      10,054,875

                                       63 SEE ACCOMPANYING NOTES.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1998

SERIES S (SOCIAL AWARENESS) (CONTINUED)

                                                     NUMBER           MARKET
COMMON STOCKS (CONTINUED)                           OF SHARES          VALUE
--------------------------------------------------------------------------------
FOODS - 1.6%
Bestfoods ....................................         10,800     $      575,100
General Mills, Inc. ..........................         12,500            971,875
Interstate Bakeries Corporation ..............         33,400            883,013
                                                                  --------------
                                                                       2,429,988
HEALTH CARE - DIVERSE - 2.1%
Johnson & Johnson ............................         38,132          3,198,321

HEALTH CARE - LONG TERM CARE - 0.3%
Healthsouth Corporation* .....................         25,000            385,937

HEALTH CARE - SPECIALIZED SERVICES - 0.4%
ALZA Corporation* ............................         11,800            616,550

HOUSEHOLD FURNISHING & APPLIANCES - 0.8%
Leggett & Platt, Inc. ........................         56,200          1,236,400

HOUSEHOLD PRODUCTS - 3.2%
Colgate-Palmolive Company ....................         16,000          1,486,000
Kimberly-Clark Corporation ...................         16,000            872,000
Procter & Gamble Company, The ................         27,400          2,501,963
                                                                  --------------
                                                                       4,859,963
INSURANCE - LIFE/HEALTH - 0.9%
Unum Corporation .............................         23,800          1,389,325

INSURANCE - MULTI-LINE - 1.5%
American International Group, Inc. ...........         23,175          2,239,284

INSURANCE - PROPERTY & CASUALTY - 0.7%
Chubb Corporation ............................         17,000          1,102,875

INVESTMENT BANK/BROKERAGE - 0.3%
Edwards (A.G.), Inc. .........................         11,700            435,825

LEISURE TIME PRODUCTS - 0.4%
Mattel, Inc. .................................         24,000            547,500

MACHINERY - DIVERSE - 0.2%
Milacron, Inc. ...............................         14,300            275,275

MANUFACTURING - DIVERSIFIED - 0.7%
Illinois Tool Works, Inc. ....................         17,200          1,085,750

MANUFACTURING - SPECIALIZED - 0.2%
Avery Dennison Corporation ...................          5,900            265,869

MEDICAL PRODUCTS & SUPPLIES - 1.0%
Boston Scientific Corporation* ...............         26,400            707,850
Guidant Corporation ..........................          7,200            793,800
                                                                  --------------
                                                                       1,501,650
NATURAL GAS - 0.3%
Consolidated Natural Gas Company .............          8,000            432,000

OFFICE EQUIPMENT & SUPPLIES - 0.7%
Pitney-Bowes, Inc. ...........................         15,200          1,004,150

OIL - DOMESTIC - 0.4%
Atlantic-Richfield Company ...................          9,000            587,250

OIL - INTERNATIONAL - 1.2%
BP Amoco PLC .................................         21,041     $    1,885,809

OIL & GAS - DRILLING & EQUIPMENT - 0.3%
B.J. Services Company* .......................         14,800            231,250
Ensco International, Inc. ....................          9,600            102,600
Smith International, Inc.* ...................          4,800            120,900
                                                                  --------------
                                                                         454,750
OIL & GAS - EXPLORATION/PRODUCTION - 0.9%
Anadarko Petroleum Corporation ...............         24,000            741,000

Apache Corporation ...........................         22,000            556,875
                                                                  --------------
                                                                       1,297,875
PAPER & FOREST PRODUCTS - 0.3%
Mead Corporation .............................          6,700            196,394
Westavco Corporation .........................          8,500            227,906
                                                                  --------------
                                                                         424,300
PERSONAL CARE - 0.5%
Gillette Company .............................         16,500            797,156

PHARMACEUTICALS - 4.6%
Forest Laboratories, Inc.* ...................         15,600            829,725
Merck & Company, Inc. ........................         21,800          3,219,588
Schering-Plough Corporation ..................         53,200          2,939,300
                                                                  --------------
                                                                       6,988,613
PHOTOGRAPHY / IMAGING - 0.8%
Xerox Corporation ............................          9,900          1,168,200

PUBLISHING - 0.5%
McGraw-Hill Companies, Inc. ..................          7,100            723,312

PUBLISHING - NEWSPAPER - 0.4%
New York Times Company, The ..................         19,300            669,469

RAILROADS - 0.3%
Norfolk Southern Corporation .................         14,300            453,131

RESTAURANTS - 1.4%
McDonald's Corporation .......................         15,200          1,164,700
Starbucks Corporation* .......................         18,500          1,038,312
                                                                  --------------
                                                                       2,203,012
RETAIL - APPAREL - 0.5%
Talbots, Inc. ................................         23,500            737,312

RETAIL - BUILDING SUPPLIES - 0.7%
Lowe's Companies, Inc. .......................         21,900          1,121,006

RETAIL - DEPARTMENT STORES - 2.3%
Family Dollar Stores, Inc. ...................         70,000          1,540,000
Kohl's Corporation* ..........................         13,200            810,975
Saks, Inc.* ..................................         38,000          1,199,375
                                                                  --------------
                                                                       3,550,350
RETAIL - DRUG STORES - 1.5%
Rite Aid Corporation .........................         45,400          2,250,137

                                       64   SEE ACCOMPANYING NOTES.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1998

SERIES S (SOCIAL AWARENESS)(CONTINUED)
                                                      NUMBER           MARKET
COMMON STOCKS (CONTINUED)                           OF SHARES          VALUE
--------------------------------------------------------------------------------
RETAIL - FOOD CHAINS - 1.0%
Kroger Company, The* .........................         24,500     $    1,482,250

RETAIL - GENERAL MERCHANDISE - 2.1%
Consolidated Stores Corporation* .............         17,300            349,244
Dayton Hudson Corporation ....................         42,800          2,321,900
Sears, Roebuck & Company .....................         13,500            573,750
                                                                  --------------
                                                                       3,244,894
SAVINGS & LOAN - 0.4%
Washington Mutual, Inc. ......................         15,120            577,395

SERVICES - ADVERTISING/MARKETING - 1.3%
Omnicom Group, Inc. ..........................         35,000          2,030,000

SERVICES - COMMERCIAL & CONSUMER - 0.6%
Service Corporation International ............         23,800            905,887

SERVICES - COMPUTER SYSTEMS - 0.7%
Sungard Data Systems, Inc.* ..................         28,500          1,131,094

TELECOMMUNICATIONS - 5.8%
Ameritech Corporation ........................         30,400          1,926,600
Bell Atlantic Corporation ....................         34,400          1,954,350
BellSouth Corporation ........................         45,200          2,254,350
SBC Communications, Inc. .....................         50,900          2,729,513
                                                                  --------------
                                                                       8,864,813
TELECOMMUNICATIONS - LONG DISTANCE - 4.8%
AT&T Corporation .............................         37,100          2,791,775
MCI WorldCom, Inc.* ..........................         20,500          1,470,875
Scientific Atlanta, Inc. .....................         24,400            556,625
Sprint Corporation ...........................         19,500          1,640,437
Sprint Corporation PCS* ......................         36,150            835,969
                                                                  --------------
                                                                       7,295,681
TRUCKING - 0.5%
Consolidated Freightways Corporation* ........         20,000            317,500
FDX Corporation* .............................          4,500            400,500
                                                                  --------------
                                                       23,800            718,000

TRUCKS & PARTS - 0.2%
Federal-Mogul Corporation ....................          5,800            345,100
                                                                  --------------
    Total common stocks - 92.8% ..............                       141,620,865

    Cash and other assets, less liabilities - 7.2%                    11,019,677
                                                                  --------------
    Total net assets - 100.0% ................                    $  152,640,542
                                                                  ==============

SERIES V (VALUE)
                                                      NUMBER           MARKET
COMMON STOCKS                                       OF SHARES          VALUE
--------------------------------------------------------------------------------
AEROSPACE/DEFENSE - 0.9%
Lockheed Martin Corporation ..................          2,000     $      169,500

AUTOMOBILES - 1.5%
Volvo AB ADR .................................         12,000            279,750

AUTO PARTS & EQUIPMENT - 1.6%
Motorcar Parts & Accessories, Inc.* ..........         26,000            297,375

BANKS - MAJOR REGIONAL - 2.3%
BankBoston Corporation .......................          4,300            167,431
Mercantile Bancorporation, Inc. ..............          5,700            262,913

BIOTECHNOLOGY - 1.4%
Ligand Pharmaceuticals, Inc. (Cl.B)* .........         22,000            255,750

CHEMICALS - SPECIALTY - 3.6%
Buch Boake Allen, Inc.* ......................          5,700            200,925
M.A. Hanna Company ...........................         22,000            270,875
Material Sciences Corporation* ...............         22,000            187,000
                                                                  --------------
                                                                         658,800
COMMUNICATION EQUIPMENT - 8.5%
ANTEC Corporation* ...........................         20,000            402,500
Comverse Technology, Inc.* ...................         13,200            937,200
Motorola, Inc. ...............................          3,100            189,294
Transcrypt International, Inc.* ..............         17,800             50,018
                                                                  --------------
                                                                       1,579,012
COMPUTER HARDWARE - 1.1%
CHS Electronics, Inc.* .......................         11,600            196,475

COMPUTER SOFTWARE/SERVICES - 5.0%
American Management Systems, Inc.* ...........          5,800            232,000
Computer Sciences Corporation* ...............          4,800            309,300
DST Systems, Inc.* ...........................          3,000            171,188
Rational Software Corporation* ...............          8,000            212,000
                                                                  --------------
                                                                         924,488
ELECTRICAL EQUIPMENT - 7.1%
Benchmark Electronics, Inc.* .................         14,700            538,387
Maxwell Technologies, Inc.* ..................         12,300            495,075
Rockwell International Corporation ...........          5,700            276,806
                                                                  --------------
                                                                       1,310,268
ELECTRONICS - INSTRUMENTATION - 1.6%
E G & G, Inc. ................................         10,500            292,031
Electronics - Semiconductors - 0.8%
S3, Inc.* ....................................         19,300            142,036

ENTERTAINMENT - 0.6%
Metromedia International Group, Inc.* ........         21,000            114,187

FOODS - 2.3%
Chiquita Brands International, Inc. ..........         30,000            286,875
Hormel Foods Corporation .....................          4,200            137,550
                                                                  --------------
                                                                         424,425

                                       65  SEE ACCOMPANYING NOTES.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1998

SERIES V (VALUE)(CONTINUED)
                                                      NUMBER           MARKET
COMMON STOCKS (CONTINUED)                           OF SHARES          VALUE
--------------------------------------------------------------------------------
GAMING & LOTTERY - 1.8%
Circus Circus Enterprises, Inc.* .............         29,500     $      337,406

GOLD & PRECIOUS METALS MINING - 0.7%
Homestake Mining Company .....................         14,000            128,625

HEALTH CARE - LONG TERM CARE - 1.2%
Integrated Health Services, Inc.* ............         16,400            231,650

HEALTH CARE - MANAGED CARE - 0.7%
United HealthCare Corporation ................          3,000            129,188

HEALTH CARE - SPECIALIZED SERVICES - 0.9%
CryoLife, Inc.* ..............................         14,500            172,188

HOUSEHOLD FURNISHINGS & APPLIANCES - 1.5%
Meadowcraft, Inc.* ...........................          6,500             72,719
O'Sullivan Industries Holdings, Inc.* ........         19,200            201,600
                                                                  --------------
                                                                         274,319
INSURANCE - LIFE/HEALTH - 3.6%
AFLAC, Inc. ..................................          6,000            264,000
UNUM Corporation .............................          7,000            408,625
                                                                  --------------
                                                                         672,625
INSURANCE - PROPERTY & CASUALTY - 1.1%
Horace Mann Educators Corporation ............          7,200            205,200

INVESTMENT BANK/BROKERAGE - 1.1%
Legg Mason, Inc. .............................          6,600            208,312

LEISURE TIME PRODUCTS - 2.0%
Hasbro, Inc. .................................         10,000            361,250

MANUFACTURING - DIVERSIFIED - 0.9%
AEP Industries, Inc.* ........................          8,000            174,000

MEDICAL PRODUCTS & SUPPLIES - 4.1%
DENTSPLY International, Inc. .................          5,300            136,475
Sunrise Medical, Inc.* .......................         50,000            621,875
                                                                  --------------
                                                                         758,350
NATURAL GAS - 2.7%
Equitable Resources, Inc. ....................         17,000            495,125

OIL - INTERNATIONAL - 1.3%
Tesoro Petroleum Corporation* ................         20,000            242,500

OIL & GAS - DRILLING & EQUIPMENT - 0.4%
Tuboscope, Inc.* .............................          8,000             65,000

OIL & GAS - EXPLORATION & PRODUCTION - 4.3%
Apache Corporation ...........................         10,000            253,125
Forcenergy, Inc.* ............................         27,000             70,875
MCN Energy Group, Inc. .......................          5,500            104,844
Ocean Energy, Inc.* ..........................         25,000            157,812
YFP Sociedad Anonima ADR .....................          7,500            209,531
                                                                  --------------
                                                                         796,187
PHARMACEUTICALS - 4.4%
Dura Pharmaceuticals, Inc.* ..................         17,200     $      261,225
Mylan Laboratories, Inc. .....................          9,000            283,500
Teva Pharmaceutical Industries,
  Ltd. ADR ...................................          6,800            276,675
                                                                  --------------
                                                                         821,400

PUBLISHING - NEWSPAPER - 1.1%
E.W. Scripps Company (Cl. A) .................          4,200            208,950

RAILROADS - 4.0%
RailAmerica, Inc.* ...........................         88,000            748,000

RESTAURANTS - 6.8%
The Cheesecake Factory, Inc.* ................         15,200            450,775
Morrison Health Care, Inc. ...................         16,000            305,000
Sonic Corporation* ...........................         20,000            497,500
                                                                  --------------
                                                                       1,253,275
RETAIL - APPAREL - 2.4%
Stage Stores, Inc.* ..........................         13,000            121,875
Talbots, Inc. ................................         10,000            313,750
                                                                  --------------
                                                                         435,625
RETAIL - DEPARTMENT STORES - 0.8%
Elder-Beerman Stores Corporation* ............         12,800            148,000

RETAIL - GENERAL MERCHANDISE - 0.5%
Consolidated Stores Corporation* .............          5,000            100,938

RETAIL - SPECIALTY - 1.5%
Keystone Automotive Industries, Inc.* ........         13,500            282,656

SERVICES - ADVERTISING & MARKETING - 1.5%
True North Communications, Inc. ..............         10,300            276,813

SERVICES - COMMERCIAL & CONSUMER - 6.2%
Angelica Corporation .........................         30,000            558,750
FTI Consulting, Inc.* ........................         15,200             51,300
Pinkerton's, Inc.* ...........................         25,000            532,812
                                                                  --------------
                                                                       1,142,862
TELECOMMUNICATIONS - LONG DISTANCE - 0.9%
AT&T Corporation .............................          2,200            165,550

TEXTILES - APPAREL - 1.2%
Kellwood Company .............................          9,000            225,000

TRUCKS & PARTS - 0.8%
Miller Industries, Inc.* .....................         33,000            148,500
                                                                  --------------
   Total common stocks - 98.7% ...............                        18,283,935

   Cash and other assets, less liabilities - 1.3%                        239,191
                                                                  --------------
   Total net assets - 100.0% .................                    $   18,523,126
                                                                  ==============

                                       66 SEE ACCOMPANYING NOTES.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1998

SERIES X (SMALL CAP)
                                                      NUMBER           MARKET
COMMON STOCKS                                       OF SHARES          VALUE
--------------------------------------------------------------------------------
BIOTECHNOLOGY - 2.4%
IDEXX Laboratories, Inc.* ....................          3,500     $       94,172
Techne Corporation* ..........................          2,000             42,250
                                                                  --------------
                                                                         136,422
COMMUNICATION EQUIPMENT - 4.4%
Geotel Communications Corporation* ...........          3,000            111,750
L-3 Communication Holding, Inc.* .............          2,000             93,125
Proxim, Inc.* ................................          1,500             40,031
                                                                  --------------
                                                                         244,906
COMPUTER HARDWARE - 2.8%
Cybex Computer Products Corporation* .........          1,650             48,469
Network Appliance, Inc.* .....................          1,400             63,000
Smart Modular Technologies, Inc.* ............          1,700             47,175
                                                                  --------------
                                                                         158,644
COMPUTER SOFTWARE/SERVICES - 19.8%
Advantage Learning Systems, Inc.* ............          1,300             85,475
Aware, Inc.* .................................          4,000            108,750
Broadvision, Inc.* ...........................          1,200             38,400
Concord Communications, Inc.* ................          2,500            141,875
Concur Technologies, Inc.* ...................          1,500             45,750
Dendrite International, Inc.* ................          1,600             39,950
Exchange Applications, Inc.* .................          2,500             49,063
Infospace.com, Inc.* .........................            700             26,688
Inktomi Corporation* .........................            400             51,750
Legato Systems, Inc.* ........................            800             52,750
Macromedia, Inc.* ............................          1,300             43,794
Network Solutions, Inc.* .....................            700             91,613
New Dimension Software, Ltd.* ................          1,500             72,187
New Era Of Networks, Inc.* ...................          2,200             96,800
Secure Computing Corporation* ................          1,100             20,969
Sykes Enterprises, Inc.* .....................          2,900             88,450
VideoServer, Inc.* ...........................          1,500             27,562
Visio Corporation* ...........................            800             29,250
                                                                  --------------
                                                                       1,111,076
COMPUTERS - NETWORKING - 0.4%
International Network Services* ..............            300             19,950

COMPUTERS - PERIPHERALS - 0.5%
Komag, Inc.* .................................          2,500             25,938

DISTRIBUTION - FOOD/HEALTH - 1.6%
Hain Food Group, Inc.* .......................          1,900             47,500
Patterson Dental Company* ....................          1,000             43,500
                                                                  --------------
                                                                          91,000
ELECTRICAL EQUIPMENT - 0.9%
Qlogic Corporation* ..........................            400             52,350

ELECTRONICS - DISTRIBUTION - 2.0%
Power Integrations, Inc.* ....................          4,500     $      112,781

ELECTRONICS - INSTRUMENTATION - 3.7%
Macrovision Corporation* .....................          3,400            143,650
Veeco Instruments, Inc.* .....................          1,200             63,750
                                                                  --------------
                                                                         207,400

ELECTRONICS - SEMICONDUCTORS - 8.1%
Broadcom Corporation* ........................            600             72,450
Flextronics International, Ltd.* .............            700             59,937
Micrel, Inc.* ................................          1,100             60,500
MIPS Technologies, Inc.* .....................          2,000             64,000
NeoMagic Corporation* ........................          2,500             55,313
SIPEX Corporation* ...........................            800             28,100
TranSwitch Corporation* ......................          3,000            116,812
                                                                  --------------
                                                                         457,112
EQUIPMENT - SEMICONDUCTORS - 0.6%
Galileo Technology, Ltd.* ....................          1,300             35,100

HEALTH CARE - DIVERSE - 1.8%
Priority Healthcare Corporation (Cl.B)*.......          2,000            103,750

HEALTH CARE - LONG TERM CARE - 1.8%
Hanger Orthopedic Group, Inc.* ...............          4,500            101,250

HEALTH CARE - MANAGED CARE - 1.7%
Express Scripts, Inc.* .......................          1,400             93,975

HEALTH CARE - MEDICAL PRODUCTS & SUPPLIES - 0.5%
Cytyc Corporation* ...........................            900             23,175
EndoSonics Corporation* ......................            700              6,956
                                                                  --------------
                                                                          30,131

HEALTH CARE - SPECIALIZED SERVICES - 4.8%
Clark/Bardes Holdings, Inc.* .................          2,000             33,750
Mid Atlantic Medical Services, Inc.* .........          3,600             35,325
Pediatrix Medical Group, Inc.* ...............          1,600             95,900
Pharmaceutical Product Development, Inc.*.....          3,000             90,187
Renal Care Group, Inc.* ......................            600             17,288
                                                                  --------------
                                                                         272,450
MANUFACTURING - DIVERSIFIED - 0.5%
Dura Automotive Systems, Inc.* ...............            800             27,300

MANUFACTURING - SPECIALIZED - 2.5%
Mettler-Toledo International, Inc.* ..........          2,500             70,156
Optical Coating Laboratory, Inc.* ............          2,100             54,600
Select Comfort Corporation* ..................            600             15,862
                                                                  --------------
                                                                         140,618

                                       67   SEE ACCOMPANYING NOTES.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1998

SERIES X (SMALL CAP)(CONTINUED)
                                                      NUMBER           MARKET
COMMON STOCKS (CONTINUED)                           OF SHARES          VALUE
--------------------------------------------------------------------------------
MEDICAL PRODUCTS & SUPPLIES - 5.3%
MiniMed, Inc.* ...............................          1,000     $      104,750
Perclose, Inc.* ..............................          1,700             56,313
ResMed, Inc.* ................................          3,000            136,125
                                                                  --------------
                                                                         297,188
OFFICE EQUIPMENT & SUPPLIES - 1.9%
National Computer Systems, Inc. ..............          2,200             81,400
Polycom, Inc.* ...............................          1,200             26,700
                                                                  --------------
                                                                         108,100
PHARMACEUTICALS - 8.1%
Alpharma, Inc. ...............................          3,000            105,938
Coulter Pharmaceutical, Inc.* ................          1,000             30,000
Inhale Therapeutic Systems* ..................          1,600             52,800
Pathogenesis Corporation* ....................          2,500            145,000
Sepracor, Inc.* ..............................            700             61,294
Serologicals Corporation* ....................          2,000             60,000
                                                                  --------------
                                                                         455,032
RETAIL - APPAREL - 1.9%
American Eagle Outfitters, Inc.* .............            600             39,975
Chico's Fas, Inc.* ...........................          1,900             44,412
Tarrant Apparel Group* .......................            500             19,875
                                                                  --------------
                                                                         104,262
RETAIL - DEPARTMENT STORES - 2.4%
99 Cents Only Stores* ........................          2,800            137,550

RETAIL - GENERAL MERCHANDISE - 1.1%
Linens `N Things, Inc.* ......................          1,500             59,437

RETAIL - SPECIALTY - 4.2%
Global Imaging Systems, Inc.* ................          1,500             36,375
Group 1 Automotive, Inc.* ....................            300              7,800
O'Reilly Automotive, Inc.* ...................          1,400             66,150
School Specialty, Inc.* ......................          3,800             81,225
Sonic Automotive, Inc.* ......................            800             27,550
Tweeter Home Entertainment,
  Group, Inc.* ...............................            600             17,250
                                                                  --------------
                                                                         236,350
SERVICES - COMMERCIAL & CONSUMER - 5.0%
Exodus Communications, Inc.* .................          1,300             83,525
Profit Recovery Group International, Inc.*....          1,500             56,156
Romac International, Inc.* ...................          1,700             37,825
Travel Services International, Inc.* .........          1,900             57,950
USWeb Corporation* ...........................          1,700             44,838
                                                                  --------------
                                                                         280,294
SERVICES - COMPUTER SYSTEMS - 0.9%
InterVoice, Inc.* ............................          1,500     $       51,750

SERVICES - DATA PROCESSING - 1.8%
Lason, Inc.* .................................          1,700             98,919

SERVICES - FACILITIES/ENVIRONMENTAL - 1.1%
Metzler Group, Inc.* .........................          1,300             63,294

TELECOMMUNICATION - LONG DISTANCE - 1.1%
MindSpring Enterprises, Inc.* ................          1,000             61,062
                                                                  --------------
     Total common stocks - 95.6% .............                         5,375,391

     Cash and other assets, less liabilities - 4.4%                      245,582
                                                                  --------------
     Total net assets - 100.0% ...............                    $    5,620,973
                                                                  ==============


The identified cost of investments owned at December 31, 1998, was the same for federal income tax and financial statement purposes for Series A, C, J, P, S, V and X. The identified cost of investments for federal income tax purposes for Series B, D, E, K, M, N and O was $1,227,015,314, $298,423,025, $148,541,136,
$13,390,344, $42,005,666, $65,354,268 and $178,540,763, respectively.

* Securities on which no cash dividend was paid during the preceding twelve months.

ADR (American Depositary Receipt)

(1) Trust preferred securities - Securities issued by financial institutions to augment their tier 1 capital base. Issued on a subordinate basis relative to senior notes or debentures. Institutions may defer cash payments for up to 10 pay periods.

(2) Variable rate security which may be reset the first of each month.

(3) Variable rate security which may be reset the first of each quarter.

(4) Principal amount on foreign bond is reflected in local currency (e.g., Danish krone) while market value is reflected in U.S. dollars.

(5) Variable rate security which may be reset every 2 years.

(6) Floating rate security which may be reset the first of each semi-annual payment.

(7) Deferred interest obligations currently zero under terms of initial offering.

(8) Non-income producing.

                                       68   SEE ACCOMPANYING NOTES.

BALANCE SHEETS
DECEMBER 31, 1998

                                                                                                         SERIES D       SERIES E
                                                        SERIES A        SERIES B          SERIES C      (WORLDWIDE     (HIGH GRADE
                                                        (GROWTH)     (GROWTH-INCOME)   (MONEY MARKET)     EQUITY)        INCOME)
                                                    --------------   ---------------    ------------   ------------   -------------
ASSETS
Investments, at value (identified cost
 $695,132,397, $1,181,999,829, $52,089,169,
 $298,322,768 and $148,441,242 respectively)......  $1,215,306,094   $ 1,141,868,016    $ 52,101,791   $339,405,300   $ 152,656,138
Short-term commercial paper and temporary cash
 investments, at market or at amortized cost
 which approximates market value (identified
 cost $4,542,140, $39,659,100, $77,486,133, $0
 and $0, respectively) ...........................       4,542,536        39,685,200      77,519,276           --              --
Cash .............................................      89,285,418         6,593,227          23,036     11,110,402         205,936
Receivables:
 Fund shares sold ................................       1,381,666           851,200       2,216,010        352,218         172,087
 Securities sold .................................            --          17,094,820         640,850        696,689          34,571
 Interest ........................................         295,058         2,215,337         273,000         65,607       2,392,848
 Dividends .......................................         839,800         2,671,249            --           89,312            --
 Foreign taxes recoverable .......................            --                --              --          184,004            --
Prepaid expenses .................................          33,570            33,099           4,071          9,093           3,857
                                                    --------------   ---------------    ------------   ------------   -------------
   Total assets ..................................  $1,311,684,142   $ 1,211,012,148    $132,778,034   $351,912,625   $ 155,465,437
                                                    ==============   ===============    ============   ============   =============

LIABILITIES AND NET ASSETS
Liabilities:
Payable for:
  Securities purchased ...........................  $         --     $     9,416,828    $  3,459,654   $     31,176   $        --
  Fund shares redeemed ...........................       3,424,874         3,710,853       1,163,214        489,326         618,252
Forward foreign exchange contracts ...............            --                --              --        1,181,597            --
Other liabilities:
  Management fees ................................         793,894           759,294          52,180        283,428          99,966
  Custodian fees .................................           9,000            12,153           2,218         58,715           3,755
  Transfer and administration fees ...............          48,082            46,000           5,139         13,134           6,336
  Professional fees ..............................          25,000            35,307           8,003         46,343           5,039
  Miscellaneous ..................................          51,299            52,938           4,220         14,681           9,906
                                                    --------------   ---------------    ------------   ------------   -------------
   Total liabilities .............................       4,352,149        14,033,373       4,694,628      2,118,400         743,254

Net Assets:
Paid in capital ..................................     737,481,740       795,280,045     121,251,693    281,034,514     153,744,472
Undistributed net investment income ..............       6,161,057        24,610,214       6,785,948      1,148,489       8,846,810
Accumulated undistributed net realized
 gain (loss) on sale of investments
 and foreign currency transactions ...............      43,515,103       417,194,229            --       27,696,376     (12,083,995)
Net unrealized appreciation (depreciation)
 in value of investments, futures and translation
 of assets and liabilities in foreign currency ...     520,174,093       (40,105,713)         45,765     39,914,846       4,214,896
                                                    --------------   ---------------    ------------   ------------   -------------
  Net assets .....................................   1,307,331,993     1,196,978,775     128,083,406    349,794,225     154,722,183
                                                    --------------   ---------------    ------------   ------------   -------------
   Total liabilities and net assets ..............  $1,311,684,142   $ 1,211,012,148    $132,778,034   $351,912,625   $ 155,465,437
                                                    ==============   ===============    ============   ============   =============
Capital shares authorized ........................      Indefinite        Indefinite      Indefinite     Indefinite      Indefinite
Capital shares outstanding .......................      38,143,524        30,069,410      10,223,711     51,887,227      12,462,306

Net asset value per share (net assets
  divided by shares outstanding) .................  $        34.27   $         39.81    $      12.53   $       6.74   $       12.42
                                                    ==============   ===============    ============   ============   =============

                             SEE ACCOMPANYING NOTES.

DECEMBER 31, 1998

                                                                          SERIES K       SERIES M       SERIES N
                                                           SERIES J        (GLOBAL     (SPECIALIZED     (MANAGED         SERIES O
                                                          (EMERGING       AGGRESSIVE      ASSET           ASSET          (EQUITY
                                                           GROWTH)          BOND)       ALLOCATION)     ALLOCATION)       INCOME)
                                                         ------------    -----------    -----------    ------------     ------------
ASSETS
Investments, at value (identified cost
 $210,690,963, $13,388,282, $41,202,723,
 $55,822,229 and $169,570,483, respectively) ........    $256,841,326    $12,386,194    $44,718,899    $ 69,232,930     $195,424,614
Short-term commercial paper and temporary cash
 investments, at market or at amortized cost
 which approximates market value (identified
 cost $0, $0, $467,655, $9,480,749 and
 $8,917,731, respectively) ..........................            --             --          467,940       9,488,150        8,922,042
Cash ................................................      14,726,992        333,063            139           3,183             --
Receivables:
 Fund shares sold ...................................         363,419         11,441          8,582         142,479          266,317
 Securities sold ....................................            --              387          4,004            --               --
 Interest ...........................................          22,739        358,780         68,138         392,270           34,646
 Dividends ..........................................         117,824           --           33,573          43,476          419,059
 Variation margin receivable ........................         383,400           --             --              --               --
 Foreign taxes recoverable ..........................            --            9,783          8,723           2,095            3,949
Prepaid expenses ....................................           6,644            310          1,358           1,012            4,556
                                                         ------------    -----------    -----------    ------------     ------------
  Total assets ......................................    $272,462,344    $13,099,958    $45,311,356    $ 79,305,595     $205,075,183
                                                         ============    ===========    ===========    ============     ============
LIABILITIES AND NET ASSETS
Liabilities:
 Payable for:
  Securities purchased ..............................    $       --      $      --      $      --      $  3,038,094     $    482,634
  Fund shares redeemed ..............................         989,323         50,306         86,307          72,354          334,091
Other liabilities:
  Management fees ...................................         163,183          8,314         37,311          62,102          170,862
  Custodian fees ....................................           3,879          2,260          1,007              35               80
  Transfer and administration fees ..................          10,165            306          6,938           3,076            8,095
  Professional fees .................................           6,393          3,124          3,500           8,188            6,720
  Miscellaneous .....................................           8,053          8,128          2,624             999            2,918
                                                         ------------    -----------    -----------    ------------     ------------
   Total liabilities ................................       1,180,996         72,438        137,687       3,184,848        1,005,400

Net Assets:
Paid in capital .....................................     185,928,689     13,950,095     38,604,866      61,432,820      165,673,773
Undistributed net investment income .................            --             --          635,203       1,302,811        3,516,121
Accumulated undistributed net realized
 gain (loss) on sale of investments,
 futures and foreign currency
 transactions .......................................      38,176,978         79,143      2,416,562         (33,110)       9,021,292
Net unrealized appreciation (depreciation)
 in value of investments, futures and
 translation of assets and liabilities
 in foreign currency ................................      47,175,681     (1,001,718)     3,517,038      13,418,226       25,858,597
                                                         ------------    -----------    -----------    ------------     ------------
  Net assets ........................................     271,281,348     13,027,520     45,173,669      76,120,747      204,069,783
                                                         ------------    -----------    -----------    ------------     ------------
   Total liabilities and net assets .................    $272,462,344    $13,099,958    $45,311,356    $ 79,305,595     $205,075,183
                                                         ============    ===========    ===========    ============     ============
Capital shares authorized ...........................      Indefinite     Indefinite     Indefinite      Indefinite       Indefinite
Capital shares outstanding ..........................      12,052,426      1,362,822      3,510,825       4,754,037       11,123,054

Net asset value per share (net assets
 divided by shares outstanding) .....................    $      22.51    $      9.56    $     12.87    $      16.01     $      18.35
                                                         ============    ===========    ===========    ============     ============

                             SEE ACCOMPANYING NOTES.

DECEMBER 31, 1998

                                                                                      SERIES S
                                                                     SERIES P          (SOCIAL         SERIES V          SERIES X
                                                                   (HIGH YEILD)       AWARENESS)        (VALUE)         (SMALL CAP)
                                                                   ------------      ------------     ------------     ------------
ASSETS
Investments, at value
(identified cost $13,674,772, $93,994,765,
$16,763,185, and $4,143,669 respectively) ....................     $ 13,463,566      $141,620,865     $ 18,283,935     $  5,375,391
Cash .........................................................        1,117,334        13,060,010          247,512          472,505
Receivables:
 Fund shares sold ............................................           65,805           366,220           12,431            7,833
 Securities sold .............................................             --                --               --            216,174
 Interest ....................................................          309,753            41,505              593            1,861
 Dividends ...................................................             --             115,572            9,710              110
Prepaid expenses .............................................              262             2,924              292              145
                                                                   ------------      ------------     ------------     ------------
  Total assets ...............................................     $ 14,956,720      $155,207,096     $ 18,554,473     $  6,074,019
                                                                   ============      ============     ============     ============

LIABILITIES AND NET ASSETS
Liabilities:
 Payable for:
  Securities purchased .......................................     $       --        $  1,659,098     $       --       $    447,044
  Fund shares redeemed .......................................              589           800,160           13,516              153
Other liabilities:
  Management fees ............................................             --              91,299           11,047             --
  Custodian fees .............................................              885             1,082              913              116
  Transfer and administration fees ...........................              655             5,825              759              456
  Professional fees ..........................................            5,034             5,981            4,512            5,000
  Miscellaneous ..............................................              154             3,109              600              277
                                                                   ------------      ------------     ------------     ------------
   Total liabilities .........................................            7,317         2,566,554           31,347          453,046

Net Assets:
Paid in capital ..............................................       15,134,194        97,407,596       16,588,715        5,183,359
Undistributed net investment income ..........................           26,415           519,719             --              8,547
Accumulated undistributed net realized
 gain (loss) on sale of investments, futures and
  foreign currency transactions ..............................             --           7,087,127          413,661         (802,655)
Net unrealized appreciation (depreciation) in value
 of investments, futures and translation of
  assets and liabilities in foreign currency .................         (211,206)       47,626,100        1,520,750        1,231,722
                                                                   ------------      ------------     ------------     ------------
  Net assets .................................................       14,949,403       152,640,542       18,523,126        5,620,973
                                                                   ------------      ------------     ------------     ------------
   Total liabilities and net assets ..........................     $ 14,956,720      $155,207,096     $ 18,554,473     $  6,074,019
                                                                   ============      ============     ============     ============

Capital shares authorized ....................................       Indefinite        Indefinite       Indefinite       Indefinite
Capital shares outstanding ...................................          889,827         5,375,603        1,249,431          526,756

Net asset value per share (net assets
  divided by shares outstanding) .............................     $      16.80      $      28.40     $      14.83     $      10.67
                                                                   ============      ============     ============     ============

                             SEE ACCOMPANYING NOTES.

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31,1998

                                                                                                      SERIES D          SERIES E
                                                      SERIES A        SERIES B         SERIES C      (WORLDWIDE        (HIGH GRADE
                                                      (GROWTH)     (GROWTH-INCOME)  (MONEY MARKET)     EQUITY)            INCOME)
                                                    -------------   -------------    -------------   -------------    -------------
INVESTMENT INCOME:
 Dividends ......................................   $  11,855,669   $  25,604,237    $        --     $   5,150,343    $        --
 Interest .......................................       3,787,603       8,970,227        7,867,502       2,247,400       10,255,123
                                                    -------------   -------------    -------------   -------------    -------------
                                                       15,643,272      34,574,464        7,867,502       7,397,743       10,255,123
 Less foreign tax expense .......................            --              --               --          (437,658)            --
                                                    -------------   -------------    -------------   -------------    -------------
     Total investment income ....................      15,643,272      34,574,464        7,867,502       6,960,085       10,255,123

EXPENSES:
 Management fees ................................       8,360,185       9,184,702          706,902       3,184,948        1,077,496
 Custodian fees .................................          33,636          41,715            4,607         291,031           17,643
 Transfer/maintenance fees ......................           5,405           5,024            5,702           4,739            4,108
 Administration fees ............................         501,611         551,082           63,621         461,818           65,555
 Directors' fees ................................          15,260            --               --             5,685            2,387
 Professional fees ..............................          37,046          51,223           10,931          21,579            8,237
 Reports to shareholders ........................         103,175           3,318           12,332          52,729            9,487
 Registration fees ..............................             756             906             --               270              107
 Other expenses .................................          15,116           3,464            2,160             776            5,821
                                                    -------------   -------------    -------------   -------------    -------------
     Total expenses .............................       9,072,190       9,841,434          806,255       4,023,575        1,190,841
                                                    -------------   -------------    -------------   -------------    -------------
           Net investment income ................       6,571,082      24,733,030        7,061,247       2,936,510        9,064,282

NET REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) during the period on:
  Investments ...................................      43,677,682     417,467,664             --        32,092,599        1,732,602
  Foreign currency transactions .................            --              --               --        (1,441,020)            --
                                                    -------------   -------------    -------------   -------------    -------------
     Net realized gain ..........................      43,677,682     417,467,664             --        30,651,579        1,732,602
 Unrealized appreciation (depreciation)
  during the period on:
  Investments ...................................     211,484,476    (351,732,956)          49,595      26,751,262         (127,525)
  Translation of assets and liabilities
     in foreign currencies ......................            --              --               --        (2,046,696)            --
                                                    -------------   -------------    -------------   -------------    -------------
    Net unrealized appreciation (depreciation) ..     211,484,476    (351,732,956)          49,595      24,704,566         (127,525)
                                                    -------------   -------------    -------------   -------------    -------------

     Net gain ...................................     255,162,158      65,734,708           49,595      55,356,145        1,605,077
                                                    -------------   -------------    -------------   -------------    -------------
       Net increase in net assets resulting
        from operations .........................   $ 261,733,240   $  90,467,738    $   7,110,842   $  58,292,655    $  10,669,359
                                                    =============   =============    =============   =============    =============

                             SEE ACCOMPANYING NOTES.

FOR THE YEAR ENDED DECEMBER 31,1998

                                                                        SERIES K        SERIES M        SERIES N
                                                        SERIES J        (GLOBAL       (SPECIALIZED      (MANAGED         SERIES O
                                                       (EMERGING       AGGRESSIVE        ASSET            ASSET          (EQUITY
                                                         GROWTH)          BOND)         ALLOCATION)     ALLOCATION)       INCOME)
                                                       ------------    ------------    ------------    ------------    ------------
INVESTMENT INCOME:
 Dividends .........................................   $  1,121,099    $       --      $    533,012    $    466,849    $  4,857,251
 Interest ..........................................        342,926       1,762,130         688,911       1,549,559         734,534
                                                       ------------    ------------    ------------    ------------    ------------
                                                          1,464,025       1,762,130       1,221,923       2,016,408       5,591,785
 Less foreign tax expense ..........................           --           (29,971)        (34,428)         (5,074)         (3,711)
                                                       ------------    ------------    ------------    ------------    ------------
     Total investment income .......................      1,464,025       1,732,159       1,187,495       2,011,334       5,588,074

EXPENSES:
 Management fees ...................................      1,777,711         103,019         460,844         541,821       1,857,531
 Custodian fees ....................................         23,378          17,409          15,366          19,683          35,243
 Transfer/maintenance fees .........................          4,668           3,931           3,315           3,248           5,188
 Administration fees ...............................        106,663          66,507          80,738          84,382          83,589
 Directors' fees ...................................          4,125             470             371             701           2,626
 Professional fees .................................          9,789           7,860           6,034           5,531           8,973
 Reports to shareholders ...........................         20,417           2,242           3,937           2,601           8,706
 Registration fees .................................             90            --                21            --                66
 Other expenses ....................................          5,791             797           1,766           1,855           5,018
                                                       ------------    ------------    ------------    ------------    ------------
     Total expenses ................................      1,952,632         202,235         572,392         659,822       2,006,940
        Less reimbursement of expenses .............           --           (38,300)           --              --              --
                                                       ------------    ------------    ------------    ------------    ------------
 Net expenses ......................................      1,952,632         163,935         572,392         659,822       2,006,940
                                                       ------------    ------------    ------------    ------------    ------------
     Net investment income (loss) ..................       (488,607)      1,568,224         615,103       1,351,512       3,581,134

NET REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) during the period on:
  Investments ......................................     38,552,127         258,655       2,672,004         (25,270)      9,128,904
  Foreign currency transactions ....................           --          (329,848)          8,834          (2,184)         (1,757)
  Futures contracts ................................        140,332            --              --              --              --
  Gain from option contracts written ...............           --            27,475            --              --              --
                                                       ------------    ------------    ------------    ------------    ------------
          Net realized gain (loss) .................     38,692,459         (43,718)      2,680,838         (27,454)      9,127,147

 Unrealized appreciation (depreciation) during
  the period on:
  Investments ......................................      4,843,262        (595,144)      2,180,343       8,339,209       2,309,494
  Translation of assets and liabilities
     in foreign currencies .........................           --             9,836           1,107             948             116
    Futures contracts ..............................      1,025,318            --              --              --              --
                                                       ------------    ------------    ------------    ------------    ------------
    Net unrealized appreciation
        (depreciation) .............................      5,868,580        (585,308)      2,181,450       8,340,157       2,309,610
                                                       ------------    ------------    ------------    ------------    ------------
     Net gain (loss) ...............................     44,561,039        (629,026)      4,862,288       8,312,703      11,436,757
                                                       ------------    ------------    ------------    ------------    ------------
       Net increase in net assets resulting
        from operations ............................   $ 44,072,432    $    939,198    $  5,477,391    $  9,664,215    $ 15,017,891
                                                       ============    ============    ============    ============    ============

                             SEE ACCOMPANYING NOTES.

FOR THE YEAR ENDED DECEMBER 31,1998

                                                                                    SERIES S
                                                                 SERIES P           (SOCIAL           SERIES V           SERIES X
                                                               (HIGH YEILD)         AWARENESS)         (VALUE)          (SMALL CAP)
                                                                -----------        -----------       -----------        -----------
INVESTMENT INCOME:
 Dividends ..............................................       $      --          $ 1,110,700       $   120,602        $     5,261
 Interest ...............................................           919,453            317,885            23,091             27,077
                                                                -----------        -----------       -----------        -----------
    Total investment income .............................           919,453          1,428,585           143,693             32,338

EXPENSES:
 Management fees ........................................            82,559            832,054            95,299             37,804
 Custodian fees .........................................             6,264              4,982             3,745             10,507
 Transfer/maintenance fees ..............................             1,061              4,226             1,040                835
 Administration fees ....................................             4,954             49,923             5,732              3,402
 Directors' fees ........................................               260              1,892               389                 16
 Professional fees ......................................             6,254              5,613             6,168              7,262
 Reports to shareholders ................................               518              7,863               892                359
 Registration fees ......................................               693                 36                 5               --
 Other expenses .........................................              --                2,277              --                 --
                                                                -----------        -----------       -----------        -----------
     Total expenses .....................................           102,563            908,866           113,270             60,185
     Less reimbursement of expenses .....................           (82,559)              --             (22,594)           (37,804)
                                                                -----------        -----------       -----------        -----------
 Net expenses ...........................................            20,004            908,866            90,676             22,381
                                                                -----------        -----------       -----------        -----------
     Net investment income ..............................           899,449            519,719            53,017              9,957

NET REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) during the period on
  investments ...........................................            22,641          7,420,553           626,418           (582,156)
                                                                -----------        -----------       -----------        -----------
     Net realized gain (loss) ...........................            22,641          7,420,553           626,418           (582,156)

 Unrealized appreciation (depreciation) during
    the period on investments ...........................          (341,245)        24,109,291         1,175,313          1,112,790
                                                                -----------        -----------       -----------        -----------
     Net unrealized appreciation (depreciation) .........          (341,245)        24,109,291         1,175,313          1,112,790
                                                                -----------        -----------       -----------        -----------

     Net gain (loss) ....................................          (318,604)        31,529,844         1,801,731            530,634
                                                                -----------        -----------       -----------        -----------
       Net increase in net assets
       resulting from operations ........................       $   580,845        $32,049,563       $ 1,854,748        $   540,591
                                                                ===========        ===========       ===========        ===========

                             SEE ACCOMPANYING NOTES.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1998

                                                                                                    SERIES D          SERIES E
                                           SERIES A           SERIES B          SERIES C           (WORLDWIDE        (HIGH GRADE
                                           (GROWTH)        (GROWTH-INCOME)    (MONEY MARKET)         EQUITY)            INCOME)
                                        ---------------    ---------------    ---------------    ---------------    ---------------
INCREASE IN NET ASSETS FROM OPERATIONS:
 Net investment income ..............   $     6,571,082    $    24,733,030    $     7,061,247    $     2,936,510    $     9,064,282
 Net realized gain ..................        43,677,682        417,467,664               --           30,651,579          1,732,602
 Unrealized appreciation
  (depreciation) during
  the period ........................       211,484,476       (351,732,956)            49,595         24,704,566           (127,525)
                                        ---------------    ---------------    ---------------    ---------------    ---------------
   Net increase in net assets
    resulting from operations .......       261,733,240         90,467,738          7,110,842         58,292,655         10,669,359

DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income ..............        (5,787,007)       (20,380,169)        (6,397,306)        (4,184,565)        (8,568,936)
 Net realized gain (loss) ...........       (73,869,447)      (129,457,129)              --          (23,945,010)              --
                                        ---------------    ---------------    ---------------    ---------------    ---------------
   Total distributions
    to shareholders .................       (79,656,454)      (149,837,298)        (6,397,306)       (28,129,575)        (8,568,936)

CAPITAL SHARE TRANSACTIONS (a):
 Proceeds from sale of shares .......       403,874,053        221,999,609        408,017,212        132,226,186        111,833,663
 Dividends reinvested ...............        79,656,454        149,837,298          6,397,306         28,129,575          8,568,936
 Shares redeemed ....................      (358,204,267)      (313,790,993)      (385,059,478)      (126,506,277)      (108,689,374)
                                        ---------------    ---------------    ---------------    ---------------    ---------------
   Net increase from capital
    share transactions ..............       125,326,240         58,045,914         29,355,040         33,849,484         11,713,225
                                        ---------------    ---------------    ---------------    ---------------    ---------------
     Total increase (decrease)
      in net assets .................       307,403,026         (1,323,646)        30,068,576         64,012,564         13,813,648

NET ASSETS:
 Beginning of year ..................       999,928,967      1,198,302,421         98,014,830        285,781,661        140,908,535
                                        ---------------    ---------------    ---------------    ---------------    ---------------
 End of period ......................   $ 1,307,331,993    $ 1,196,978,775    $   128,083,406    $   349,794,225    $   154,722,183
                                        ===============    ===============    ===============    ===============    ===============
 Undistributed net investment
   income at end of year ............   $     6,161,057    $    24,610,214    $     6,785,948    $     1,148,489    $     8,846,810
                                        ===============    ===============    ===============    ===============    ===============
 (a) Shares issued and redeemed
     Shares sold.....................        13,115,840          5,555,901         33,024,715         21,025,414          9,193,741
     Dividends reinvested............         2,571,222          3,659,924            530,017          4,367,946            736,163
     Shares redeemed.................       (11,564,167)        (7,951,710)       (31,152,783)       (20,050,195)        (8,974,467)
                                        ---------------    ---------------    ---------------    ---------------    ---------------
       Net increase .................         4,122,895          1,264,115          2,401,949          5,343,165            955,437
                                        ===============    ===============    ===============    ===============    ===============

                             SEE ACCOMPANYING NOTES.

FOR THE YEAR ENDED DECEMBER 31,1998

                                                                    SERIES K         SERIES M           SERIES N
                                                    SERIES J        (GLOBAL        (SPECIALIZED         (MANAGED         SERIES O
                                                    (EMERGING       AGGRESSIVE         ASSET              ASSET          (EQUITY
                                                     GROWTH)          BOND)          ALLOCATION)       ALLOCATION)       INCOME)
                                                  -------------    -------------    -------------    -------------    -------------
INCREASE IN NET ASSETS FROM OPERATIONS:
 Net investment income (loss) .................   $    (488,607)   $   1,568,224    $     615,103    $   1,351,512    $   3,581,134
 Net realized gain (loss) .....................      38,692,459          (43,718)       2,680,838          (27,454)       9,127,147
 Unrealized appreciation (depreciation)
 during the period ............................       5,868,580         (585,308)       2,181,450        8,340,157        2,309,610
                                                  -------------    -------------    -------------    -------------    -------------
   Net increase in net assets resulting
  from operations .............................      44,072,432          939,198        5,477,391        9,664,215       15,017,891

DISTRIBUTIONS TO SHAREHOLDERS FROM:
 In excess of net investment income ...........      (1,431,865)            --               --               --               --
  Net investment income .......................            --         (1,241,557)        (959,469)        (745,652)      (2,449,984)
 Net realized gain ............................     (23,930,511)        (229,064)      (2,398,671)        (466,032)      (5,928,963)
                                                  -------------    -------------    -------------    -------------    -------------
   Total distributions to shareholders ........     (25,362,376)      (1,470,621)      (3,358,140)      (1,211,684)      (8,378,947)

CAPITAL SHARE TRANSACTIONS (A):
 Proceeds from sale of shares .................     107,368,787        8,305,713       11,022,394       42,450,822      100,221,196
 Dividends reinvested .........................      25,362,376        1,470,621        3,358,140        1,211,684        8,378,947
 Shares redeemed ..............................    (106,457,311)     (10,896,062)     (19,704,926)     (14,176,092)     (61,560,607)
                                                  -------------    -------------    -------------    -------------    -------------
   Net increase (decrease) from capital share
    transactions ..............................      26,273,852       (1,119,728)      (5,324,392)      29,486,414       47,039,536
                                                  -------------    -------------    -------------    -------------    -------------
      Total increase (decrease) in net assets .      44,983,908       (1,651,151)      (3,205,141)      37,938,945       53,678,480

NET ASSETS:
 Beginning of year ............................     226,297,440       14,678,671       48,378,810       38,181,802      150,391,303
                                                  -------------    -------------    -------------    -------------    -------------
 End of year ..................................   $ 271,281,348    $  13,027,520    $  45,173,669    $  76,120,747    $ 204,069,783
                                                  =============    =============    =============    =============    =============

 Undistributed net investment income at
   end of year ................................   $        --      $        --      $     635,203    $   1,302,811    $   3,516,121
                                                  =============    =============    =============    =============    =============
(a) Shares issued and redeemed
    Shares sold ...............................       5,406,352          806,113          884,712        2,885,843        5,624,422
    Dividends reinvested ......................       1,204,066          153,600          268,436           82,992          458,869
    Shares redeemed ...........................      (5,166,083)      (1,055,973)      (1,577,250)        (964,871)      (3,493,846)
                                                  -------------    -------------    -------------    -------------    -------------
       Net increase (decrease) ................       1,444,335          (96,260)        (424,102)       2,003,964        2,589,445
                                                  =============    =============    =============    =============    =============

                             SEE ACCOMPANYING NOTES.

FOR THE YEAR ENDED DECEMBER 31,1998

                                                                                    SERIES S
                                                                 SERIES P           (SOCIAL           SERIES V           SERIES X
                                                               (HIGH YIELD)         AWARENESS)         (VALUE)          (SMALL CAP)
                                                             -------------      -------------      -------------      -------------
INCREASE IN NET ASSETS FROM OPERATIONS:
 Net investment income .................................     $     899,449      $     519,719      $      53,017      $       9,957
 Net realized gain (loss) ..............................            22,641          7,420,553            626,418           (582,156)
 Unrealized appreciation (depreciation)
    during the period ..................................          (341,245)        24,109,291          1,175,313          1,112,790
                                                             -------------      -------------      -------------      -------------
   Net increase in net assets
     resulting from operations .........................           580,845         32,049,563          1,854,748            540,591

DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income .................................        (1,158,950)          (252,822)           (81,597)            (5,176)
 Net realized gain .....................................          (105,911)        (2,781,038)          (365,630)              --
                                                             -------------      -------------      -------------      -------------
   Total distributions to shareholders .................        (1,264,861)        (3,033,860)          (447,227)            (5,176)

CAPITAL SHARE TRANSACTIONS (A):
 Proceeds from sale of shares ..........................        13,512,225         56,874,790         13,173,169          3,021,171
 Dividends reinvested ..................................         1,264,861          3,033,860            447,227              5,176
 Shares redeemed .......................................        (5,910,834)       (25,615,469)        (2,995,788)          (580,773)
                                                             -------------      -------------      -------------      -------------
   Net increase from capital share
    transactions .......................................         8,866,252         34,293,181         10,624,608          2,445,574
                                                             -------------      -------------      -------------      -------------
     Total increase in net assets ......................         8,182,236         63,308,884         12,032,129          2,980,989

NET ASSETS:
 Beginning of year .....................................         6,767,167         89,331,658          6,490,997          2,639,984
                                                             -------------      -------------      -------------      -------------
 End of year ...........................................     $  14,949,403      $ 152,640,542      $  18,523,126      $   5,620,973
                                                             =============      =============      =============      =============
 Undistributed net investment income (loss) at
   end of period .......................................     $      26,415      $     519,719      $        --        $       8,547
                                                             =============      =============      =============      =============
(a) Shares issued and redeemed
    Shares sold ........................................           766,900          2,302,241            943,201            313,489
    Dividends reinvested ...............................            74,465            125,263             30,259                489
    Shares redeemed ....................................          (335,963)        (1,066,288)          (218,251)           (62,341)
                                                             -------------      -------------      -------------      -------------
       Net increase ....................................           505,402          1,361,216            755,209            251,637
                                                             =============      =============      =============      =============

                             SEE ACCOMPANYING NOTES.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31,1998

                                                                                                    SERIES D          SERIES E
                                           SERIES A           SERIES B          SERIES C           (WORLDWIDE        (HIGH GRADE
                                           (GROWTH)        (GROWTH-INCOME)    (MONEY MARKET)         EQUITY)            INCOME)
                                        ---------------    ---------------    ---------------    ---------------    ---------------
INCREASE IN NET ASSETS FROM OPERATIONS:
 Net investment income ..............   $     5,613,118    $    20,496,929    $     6,337,336    $     2,126,880    $     8,403,103
 Net realized gain (loss) ...........        74,245,595        129,262,529               --           22,460,775         (1,539,646)
 Unrealized appreciation
  (depreciation) during
  the period ........................       126,638,845        101,905,973             49,687         (8,322,309)         4,991,204
                                        ---------------    ---------------    ---------------    ---------------    ---------------
   Net increase in net assets
    resulting from operations .......       206,497,558        251,665,431          6,387,023         16,265,346         11,854,661

DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income ..............        (5,518,886)       (23,074,486)        (6,976,237)        (5,800,374)        (8,745,211)
 Net realized gain ..................       (51,595,242)       (57,256,924)              --          (12,516,597)              --
                                        ---------------    ---------------    ---------------    ---------------    ---------------
   Total distributions to
    shareholders ....................       (57,114,128)       (80,331,410)        (6,976,237)       (18,316,971)        (8,745,211)

CAPITAL SHARE TRANSACTIONS (A):
 Proceeds from sale of shares .......       349,498,897        206,586,968        334,627,234        104,379,832         66,408,884
 Dividends reinvested ...............        57,114,128         80,331,410          6,976,237         18,316,971          8,745,211
 Shares redeemed ....................      (270,658,046)      (216,536,285)      (371,671,540)       (81,889,098)       (71,396,121)
                                        ---------------    ---------------    ---------------    ---------------    ---------------
   Net increase (decrease) from
    capital share transactions ......       135,954,979         70,382,093        (30,068,069)        40,807,705          3,757,974
                                        ---------------    ---------------    ---------------    ---------------    ---------------
     Total increase (decrease)
      in net assets .................       285,338,409        241,716,114        (30,657,283)        38,756,080          6,867,424

NET ASSETS:
 Beginning of year ..................       714,590,558        956,586,307        128,672,113        247,025,581        134,041,111
                                        ---------------    ---------------    ---------------    ---------------    ---------------
 End of year ........................   $   999,928,967    $ 1,198,302,421    $    98,014,830    $   285,781,661    $   140,908,535
                                        ===============    ===============    ===============    ===============    ===============
 Undistributed net investment
  income at end of year .............   $     5,458,278    $    20,257,353    $     6,122,007    $     3,265,920    $     8,351,464
                                        ===============    ===============    ===============    ===============    ===============
 (a) Shares issued and redeemed
     Shares sold.....................        12,677,122          5,260,534         26,333,439         16,054,895          5,467,675
     Dividends reinvested............         1,995,844          2,051,364            565,336          2,813,667            744,273
     Shares redeemed.................       (10,042,899)        (5,527,086)       (29,322,870)       (12,578,379)        (5,876,034)
                                        ---------------    ---------------    ---------------    ---------------    ---------------
       Net increase (decrease) ......         4,630,067          1,784,812         (2,424,095)         6,290,183            335,914
                                        ===============    ===============    ===============    ===============    ===============

                             SEE ACCOMPANYING NOTES.

FOR THE YEAR ENDED DECEMBER 31,1998

                                                                    SERIES K         SERIES M           SERIES N
                                                    SERIES J        (GLOBAL        (SPECIALIZED         (MANAGED         SERIES O
                                                    (EMERGING       AGGRESSIVE         ASSET              ASSET          (EQUITY
                                                     GROWTH)          BOND)          ALLOCATION)       ALLOCATION)       INCOME)
                                                  -------------    -------------    -------------    -------------    -------------
INCREASE IN NET ASSETS FROM OPERATIONS:
 Net investment income (loss) .................   $    (218,416)   $   1,447,951    $     787,888    $     737,856    $   2,406,342
 Net realized gain ............................      25,352,614           96,313        2,392,722          431,789        5,852,343
 Unrealized appreciation (depreciation)
 during the period ............................      13,543,690         (737,317)        (609,025)       3,226,105       17,563,989
                                                  -------------    -------------    -------------    -------------    -------------
   Net increase in net assets resulting
  from operations .............................      38,677,888          806,947        2,571,585        4,395,750       25,822,674

DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income ........................        (549,249)      (1,187,593)        (989,376)        (463,492)      (1,036,083)
 Net realized gain ............................      (4,737,130)        (360,640)        (951,614)        (302,277)      (1,478,050)
                                                  -------------    -------------    -------------    -------------    -------------
   Total distributions to shareholders ........      (5,286,379)      (1,548,233)      (1,940,990)        (765,769)      (2,514,133)

CAPITAL SHARE TRANSACTIONS (A):
 Proceeds from sale of shares .................     133,668,974       12,401,810       20,640,318       22,521,114       89,058,294
 Dividends reinvested .........................       5,286,379        1,548,233        1,940,990          765,769        2,514,133
 Shares redeemed ..............................     (94,470,710)     (11,249,981)     (13,229,016)     (12,079,640)     (26,866,727)
                                                  -------------    -------------    -------------    -------------    -------------
   Net increase from capital share
    transactions ..............................      44,484,643        2,700,062        9,352,292       11,207,243       64,705,700
                                                  -------------    -------------    -------------    -------------    -------------
     Total increase in net assets .............      77,876,152        1,958,776        9,982,887       14,837,224       88,014,241

NET ASSETS:
 Beginning of year ............................     148,421,288       12,719,895       38,395,923       23,344,578       62,377,062
                                                  -------------    -------------    -------------    -------------    -------------
 End of year ..................................   $ 226,297,440    $  14,678,671    $  48,378,810    $  38,181,802    $ 150,391,303
                                                  =============    =============    =============    =============    =============
 Undistributed net investment income at
   end of year ................................   $   1,387,623    $        --      $     735,292    $     724,004    $   2,386,728
                                                  =============    =============    =============    =============    =============
(a) Shares issued and redeemed
    Shares sold ...............................       6,939,060        1,143,221        1,648,855        1,701,526        5,601,731
    Dividends reinvested ......................         248,954          153,633          154,292           57,361          151,820
    Shares redeemed ...........................      (4,713,562)      (1,023,875)      (1,055,108)        (951,637)      (1,670,956)
                                                  -------------    -------------    -------------    -------------    -------------
       Net increase ...........................       2,474,452          272,979          748,039          807,250        4,082,595
                                                  =============    =============    =============    =============    =============

                             SEE ACCOMPANYING NOTES.

FOR THE YEAR ENDED DECEMBER 31,1998

                                                                                    SERIES S
                                                                   SERIES P         (SOCIAL           SERIES V           SERIES X
                                                                 (HIGH YEILD)       AWARENESS)         (VALUE)          (SMALL CAP)
                                                                 ------------      ------------      ------------      ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income .....................................     $    303,160      $    255,356      $     28,106      $      3,766
 Net realized gain (loss) ..................................           66,450         2,451,272           153,347          (220,499)
 Unrealized appreciation during the period .................           67,808        12,331,938           345,437           118,932
                                                                 ------------      ------------      ------------      ------------
   Net increase (decrease) in net assets
     resulting from operations .............................          437,418        15,038,566           526,890           (97,801)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income .....................................          (86,463)         (140,591)             --                --
 Net realized gain .........................................          (16,835)       (3,817,588)             --                --
                                                                 ------------      ------------      ------------      ------------
   Total distributions to shareholders .....................         (103,298)       (3,958,179)             --                --

CAPITAL SHARE TRANSACTION (A):
 Proceeds from sale of shares ..............................        5,106,583        31,437,717         6,530,970         2,739,040
 Dividends reinvested ......................................          103,298         3,958,179              --                --
 Shares redeemed ...........................................       (1,441,939)      (14,641,340)         (566,863)           (1,255)
                                                                 ------------      ------------      ------------      ------------
   Net increase from capital share
    transactions ...........................................        3,767,942        20,754,556         5,964,107         2,737,785
                                                                 ------------      ------------      ------------      ------------
     Total increase in net assets ..........................        4,102,062        31,834,943         6,490,997         2,639,984

NET ASSETS:
 Beginning of period .......................................        2,665,105        57,496,715              --                --
                                                                 ------------      ------------      ------------      ------------
 End of period .............................................     $  6,767,167      $ 89,331,658      $  6,490,997      $  2,639,984
                                                                 ============      ============      ============      ============
 Undistributed net investment income at
   end of period ...........................................     $    302,736      $    252,844      $     28,106      $      3,766
                                                                 ============      ============      ============      ============
(a) Shares issued and redeemed
    Shares sold ............................................          294,241         1,523,304           538,647           275,255
    Dividends reinvested ...................................            6,087           186,619              --                --
    Shares redeemed ........................................          (82,570)         (708,502)          (44,425)             (136)
                                                                 ------------      ------------      ------------      ------------
       Net increase ........................................          217,758         1,001,421           494,222           275,119
                                                                 ============      ============      ============      ============

  * Period May 1, 1997 (inception) through December 31, 1997.
 ** Period October 15, 1997 (inception) through December 31, 1997.

                             SEE ACCOMPANYING NOTES.

FINANCIAL HIGHLIGHTS

SERIES A (GROWTH)

                                                                            FISCAL PERIOD ENDED DECEMBER 31
                                                   -------------------------------------------------------------------------------
                                                        1998            1997(e)         1996(e)          1995(e)          1994
                                                   -------------     -------------   -------------   -------------   -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ............   $       29.39     $       24.31   $       21.03   $       16.00   $       19.82

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ..........................            0.17              0.16            0.18            0.18            0.20
Net Gain (Loss) on Securities
 (realized and unrealized) .....................            7.05              6.75            4.50            5.65           (0.44)
                                                   -------------     -------------   -------------   -------------   -------------
Total from investment operations ...............            7.22              6.91            4.68            5.83           (0.24)

LESS DISTRIBUTIONS
Dividends (from Net Investment Income) .........           (0.17)            (0.18)          (0.20)          (0.15)          (0.38)
Distributions (from Capital Gains) .............           (2.17)            (1.65)          (1.20)          (0.65)          (3.20)
                                                   -------------     -------------   -------------   -------------   -------------
   Total Distributions .........................           (2.34)            (1.83)          (1.40)          (0.80)          (3.58)
                                                   -------------     -------------   -------------   -------------   -------------
NET ASSET VALUE END OF PERIOD ..................   $       34.27     $       29.39   $       24.31   $       21.03   $       16.00
                                                   =============     =============   =============   =============   =============
TOTAL RETURN (B) ...............................            25.4%             28.7%           22.7%           36.8%           (1.7%)

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ...........   $   1,307,332     $     999,929   $     714,591   $     519,891   $     332,288
Ratio of Expenses to Average Net Assets ........            0.81%             0.81%           0.83%           0.83%           0.84%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ...................................            0.59%             0.66%           0.90%           1.21%           1.13%
Portfolio Turnover Rate ........................              39%               61%             57%             83%             90%

SERIES B (GROWTH-INCOME)

                                                                            FISCAL PERIOD ENDED DECEMBER 31
                                                   -------------------------------------------------------------------------------
                                                        1998            1997(e)         1996(e)          1995(e)          1994
                                                   -------------     -------------   -------------   -------------   -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ............   $       41.60     $       35.40   $       33.95   $       26.54   $       29.73

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ..........................            0.83              0.72            0.83            0.79            0.51
Net Gain (Loss) on Securities
 (realized and unrealized) .....................            2.60              8.47            5.16            7.16           (1.34)
                                                   -------------     -------------   -------------   -------------   -------------
Total from investment operations ...............            3.43              9.19            5.99            7.95           (0.83)

LESS DISTRIBUTIONS
Dividends (from Net Investment Income) .........           (0.71)            (0.86)          (0.78)          (0.54)          (0.68)
Distributions (from Capital Gains) .............           (4.51)            (2.13)          (3.76)           --             (1.68)
                                                   -------------     -------------   -------------   -------------   -------------
   Total Distributions .........................           (5.22)            (2.99)          (4.54)          (0.54)          (2.36)
                                                   -------------     -------------   -------------   -------------   -------------
NET ASSET VALUE END OF PERIOD ..................   $       39.81     $       41.60   $       35.40   $       33.95   $       26.54
                                                   =============     =============   =============   =============   =============
TOTAL RETURN (b) ...............................             7.9%             26.5%           18.3%           30.1%           (3.0%)

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ...........   $   1,196,979     $   1,198,302   $     956,586   $     795,113   $     595,154
Ratio of Expenses to Average Net Assets ........            0.80%             0.83%           0.84%           0.83%           0.84%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ...................................            2.02%             1.89%           2.56%           2.70%           2.07%
Portfolio Turnover Rate ........................             119%               62%             58%             94%             43%

FINANCIAL HIGHLIGHTS (CONTINED)

SERIES C (MONEY MARKET)

                                                                            FISCAL PERIOD ENDED DECEMBER 31
                                                   -------------------------------------------------------------------------------
                                                       1998(a)          1997(e)       1996(a)(e)         1995(e)          1994
                                                   -------------     -------------   -------------   -------------   -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ............   $       12.53     $       12.56   $       12.34   $       12.27   $       12.09

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ..........................            0.68              0.79            0.61            0.74            0.41
Net Gain (Loss) on Securities
 (realized and unrealized) .....................           (0.06)            (0.15)           0.01           (0.08)           0.04
                                                   -------------     -------------   -------------   -------------   -------------
Total from investment operations ...............            0.62              0.64            0.62            0.66            0.45

LESS DISTRIBUTIONS
Dividends (from Net Investment Income) .........           (0.62)            (0.67)          (0.40)          (0.59)          (0.27)
Distributions (from Capital Gains) .............            --                --              --              --              --
                                                   -------------     -------------   -------------   -------------   -------------
   Total Distributions .........................           (0.62)            (0.67)          (0.40)          (0.59)          (0.27)
                                                   -------------     -------------   -------------   -------------   -------------
NET ASSET VALUE END OF PERIOD ..................   $       12.53     $       12.53   $       12.56   $       12.34   $       12.27
                                                   =============     =============   =============   =============   =============
TOTAL RETURN (b) ...............................             5.1%              5.2%            5.1%            5.4%            3.7%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ...........   $     128,083     $      98,015   $     128,672   $     105,436   $     118,668
Ratio of Expenses to Average Net Assets ........            0.57%             0.58%           0.58%           0.60%           0.61%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ...................................            4.99%             5.04%           4.89%           5.27%           3.70%
Portfolio Turnover Rate ........................            --                --              --              --              --

SERIES D (WORLDWIDE EQUITY)

                                                                            FISCAL PERIOD ENDED DECEMBER 31
                                                   -------------------------------------------------------------------------------
                                                        1998              1997           1996            1995            1994
                                                   -------------     -------------   -------------   -------------   -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ............   $        6.14     $        6.14   $        5.56   $        5.07   $        4.94

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ..........................            0.03              0.04            0.03            0.05            0.02
Net Gain (Loss) on Securities
 (realized and unrealized) .....................            1.18              0.38            0.93            0.50            0.12
                                                   -------------     -------------   -------------   -------------   -------------
Total from investment operations ...............            1.21              0.42            0.96            0.55            0.14

LESS DISTRIBUTIONS
Dividends (from Net Investment Income) .........           (0.09)            (0.13)          (0.20)           --             (0.01)
Distributions (from Capital Gains) .............           (0.52)            (0.29)          (0.18)          (0.06)           --
                                                   -------------     -------------   -------------   -------------   -------------
   Total Distributions .........................           (0.61)            (0.42)          (0.38)          (0.06)          (0.01)
                                                   -------------     -------------   -------------   -------------   -------------
NET ASSET VALUE END OF PERIOD ..................   $        6.74     $        6.14   $        6.14   $        5.56   $        5.07
                                                   =============     =============   =============   =============   =============
TOTAL RETURN (b) ...............................            20.1%              6.5%           17.5%           10.9%            2.7%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ...........   $     349,794     $     285,782   $     247,026   $     177,781   $     147,033
Ratio of Expenses to Average Net Assets ........            1.26%             1.24%           1.30%           1.31%           1.34%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ...................................            0.92%             0.74%           0.74%           0.90%           0.50%
Portfolio Turnover Rate ........................             166%              129%            115%            169%             82%

FINANCIAL HIGHLIGHTS (CONTINED)

SERIES E (HIGH GRADE INCOME)

                                                                            FISCAL PERIOD ENDED DECEMBER 31
                                                   -------------------------------------------------------------------------------
                                                        1998            1997(e)         1996(e)          1995(e)          1994
                                                   -------------     -------------   -------------   -------------   -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ............   $       12.25     $       12.00   $       12.86   $       11.52   $       13.78

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ..........................            0.74              0.86            0.75            0.74            0.76
Net Gain (Loss) on Securities
 (realized and unrealized) .....................            0.19              0.31           (0.85)           1.36           (1.71)
                                                   -------------     -------------   -------------   -------------   -------------
Total from investment operations ...............            0.93              1.17           (0.10)           2.10           (0.95)

LESS DISTRIBUTIONS
Dividends (from Net Investment Income) .........           (0.76)            (0.92)          (0.76)          (0.76)          (0.69)
Distributions (from Capital Gains) .............            --                --              --              --             (0.62)
                                                   -------------     -------------   -------------   -------------   -------------
   Total Distributions .........................           (0.76)            (0.92)          (0.76)          (0.76)          (1.31)
                                                   -------------     -------------   -------------   -------------   -------------
NET ASSET VALUE END OF PERIOD ..................   $       12.42     $       12.25   $       12.00   $       12.86   $       11.52
                                                   =============     =============   =============   =============   =============
TOTAL RETURN (b) ...............................             8.0%             10.0%           (0.7%)          18.6%           (6.9%)

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ...........   $     154,722     $     140,909   $     134,041   $     125,652   $     107,078
Ratio of Expenses to Average Net Assets ........            0.83%             0.83%           0.83%           0.85%           0.85%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ...................................            6.31%             6.67%           6.77%           6.60%           6.74%
Portfolio Turnover Rate ........................              70%              106%            232%            180%            185%

SERIES J (EMERGING GROWTH)

                                                                            FISCAL PERIOD ENDED DECEMBER 31
                                                   -------------------------------------------------------------------------------
                                                        1998            1997(e)         1996(e)          1995(e)          1994
                                                   -------------     -------------   -------------   -------------   -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ............   $       21.33     $       18.25   $       16.06   $       13.44   $       14.17

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ..........................           (0.04)            (0.03)          (0.04)           0.04           (0.01)
Net Gain (Loss) on Securities
 (realized and unrealized) .....................            3.70              3.67            2.93            2.58           (0.71)
                                                   -------------     -------------   -------------   -------------   -------------
Total from investment operations ...............            3.66              3.64            2.89            2.62           (0.72)

LESS DISTRIBUTIONS
Dividends (from Net Investment Income) .........           (0.14)            (0.06)          (0.03)           --              --
Distributions (from Capital Gains) .............           (2.34)            (0.50)          (0.67)           --             (0.01)
                                                   -------------     -------------   -------------   -------------   -------------
   Total Distributions .........................           (2.48)            (0.56)          (0.70)           --             (0.01)
                                                   -------------     -------------   -------------   -------------   -------------
NET ASSET VALUE END OF PERIOD ..................   $       22.51     $       21.33   $       18.25   $       16.06   $       13.44
                                                   =============     =============   =============   =============   =============
TOTAL RETURN (b) ...............................            18.0%             20.0%           18.0%           19.5%           (5.1%)

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ...........   $     271,281     $     226,297   $     148,421   $      93,379   $      76,940
Ratio of Expenses to Average Net Assets ........            0.82%             0.82%           0.84%           0.84%           0.88%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ...................................           (0.21%)           (0.11%)         (0.21%)          0.26%          (0.11%)
Portfolio Turnover Rate ........................              94%              107%            123%            202%             91%

FINANCIAL HIGHLIGHTS (CONTINED)

SERIES K (GLOBAL AGGRESSIVE)

                                                               FISCAL PERIOD ENDED DECEMBER 31
                                                   ----------------------------------------------------------
                                                     1998(d)        1997(d)        1996(d)      1995(a)(c)(d)
                                                   ----------     ----------     ----------     -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ............   $    10.06     $    10.72     $    10.22     $       10.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ..........................         1.02           1.12           0.90              0.54
Net Gain (Loss) on Securities
 (realized and unrealized) .....................        (0.32)         (0.56)          0.50              0.22
                                                   ----------     ----------     ----------     -------------
Total from investment operations ...............         0.70           0.56           1.40              0.76

LESS DISTRIBUTIONS
Dividends (from Net Investment Income) .........        (1.02)         (0.94)         (0.77)            (0.47)
Distributions (from Capital Gains) .............        (0.18)         (0.28)         (0.13)            (0.04)
Return of Capital ..............................         --             --             --               (0.03)
                                                   ----------     ----------     ----------     -------------
   Total Distributions .........................        (1.20)         (1.22)         (0.90)            (0.54)
                                                   ----------     ----------     ----------     -------------
NET ASSET VALUE END OF PERIOD ..................   $     9.56     $    10.06     $    10.72     $       10.22
                                                   ==========     ==========     ==========     =============
TOTAL RETURN (b) ...............................          6.9%           5.4%          13.7%              7.6%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ...........   $   13,028     $   14,679     $   12,720     $       5,678
Ratio of Expenses to Average Net Assets ........         1.13%          0.64%          0.84%             1.63%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ...................................        10.85%          9.81%         10.79%            11.03%
Portfolio Turnover Rate ........................           57%            85%            86%              127%

SERIES M (SPECIALIZED ASSET ALLOCATION)

                                                               FISCAL PERIOD ENDED DECEMBER 31
                                                   -------------------------------------------------------
                                                      1998          1997(i)         1996        1995(a)(c)
                                                   ----------     ----------     ----------     ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ............   $    12.29     $    12.05     $    10.71     $    10.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ..........................         0.20           0.16           0.15           0.17
Net Gain (Loss) on Securities
 (realized and unrealized) .....................         1.33           0.59           1.36           0.54
                                                   ----------     ----------     ----------     ----------
Total from investment operations ...............         1.53           0.75           1.51           0.71

LESS DISTRIBUTIONS
Dividends (from Net Investment Income) .........        (0.27)         (0.26)         (0.12)          --
Distributions (from Capital Gains) .............        (0.68)         (0.25)         (0.05)          --
                                                   ----------     ----------     ----------     ----------
   Total Distributions .........................        (0.95)         (0.51)         (0.17)          --
                                                   ----------     ----------     ----------     ----------
NET ASSET VALUE END OF PERIOD ..................   $    12.87     $    12.29     $    12.05     $    10.71
                                                   ==========     ==========     ==========     ==========
TOTAL RETURN (b) ...............................         12.6%           6.2%          14.2%           7.1%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ...........   $   45,174     $   48,379     $   38,396     $   15,976
Ratio of Expenses to Average Net Assets ........         1.24%          1.26%          1.34%          1.94%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ...................................         1.33%          1.71%          2.73%          3.20%
Portfolio Turnover Rate ........................           49%            64%            40%           181%

FINANCIAL HIGHLIGHTS (CONTINED)

SERIES N (MANAGED ASSET ALLOCATION)

                                                               FISCAL PERIOD ENDED DECEMBER 31
                                                   -------------------------------------------------------
                                                      1998           1997           1996        1995(a)(c)
                                                   ----------     ----------     ----------     ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ............   $    13.88     $    12.02     $    10.73     $    10.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ..........................         0.26           0.24           0.19           0.16
Net Gain (Loss) on Securities
 (realized and unrealized) .....................         2.26           1.96           1.18           0.57
                                                   ----------     ----------     ----------     ----------
Total from investment operations ...............         2.52           2.20           1.37           0.73

LESS DISTRIBUTIONS
Dividends (from Net Investment Income) .........        (0.24)         (0.21)         (0.07)          --
Distributions (from Capital Gains) .............        (0.15)         (0.13)         (0.01)          --
                                                   ----------     ----------     ----------     ----------
   Total Distributions .........................        (0.39)         (0.34)         (0.08)          --
                                                   ----------     ----------     ----------     ----------
NET ASSET VALUE END OF PERIOD ..................   $    16.01     $    13.88     $    12.02     $    10.73
                                                   ==========     ==========     ==========     ==========
TOTAL RETURN (b) ...............................         18.4%          18.4%          12.8%           7.3%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ...........   $   76,121     $   38,182     $   23,345     $   10,580
Ratio of Expenses to Average Net Assets ........         1.22%          1.35%          1.45%          1.90%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ...................................         2.49%          2.71%          2.67%          2.80%
Portfolio Turnover Rate ........................           10%            28%            41%            26%

SERIES O (EQUITY INCOME)

                                                               FISCAL PERIOD ENDED DECEMBER 31
                                                   -------------------------------------------------------
                                                      1998           1997           1996        1995(a)(c)
                                                   ----------     ----------     ----------     ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ............   $    17.62     $    14.01     $    11.70     $    10.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ..........................         0.29           0.19           0.17           0.17
Net Gain (Loss) on Securities
 (realized and unrealized) .....................         1.30           3.77           2.17           1.53
                                                   ----------     ----------     ----------     ----------
Total from investment operations ...............         1.59           3.96           2.34           1.70

LESS DISTRIBUTIONS
Dividends (from Net Investment Income) .........        (0.25)         (0.14)         (0.03)          --
Distributions (from Capital Gains) .............        (0.61)         (0.21)          --             --
                                                   ----------     ----------     ----------     ----------
   Total Distributions .........................        (0.86)         (0.35)         (0.03)          --
                                                   ----------     ----------     ----------     ----------
NET ASSET VALUE END OF PERIOD ..................   $    18.35     $    17.62     $    14.01     $    11.70
                                                   ==========     ==========     ==========     ==========
TOTAL RETURN (b) ...............................          9.0%          28.4%          20.0%          17.0%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ...........   $  204,070     $  150,391     $   62,377     $   13,528
Ratio of Expenses to Average Net Assets ........         1.08%          1.09%          1.15%          1.40%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ...................................         1.93%          2.31%          2.62%          3.00%
Portfolio Turnover Rate ........................           20%            21%            22%             3%

FINANCIAL HIGHLIGHTS (CONTINED)

SERIES P (HIGH YIELD)

                                                           FISCAL PERIOD ENDED DECEMBER 31
                                                   ----------------------------------------------
                                                      1998(d)          1997(d)        1996(d)(f)
                                                   ------------     ------------     ------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ............   $      17.60     $      15.99     $      15.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ..........................           0.89             0.68             0.51
Net Gain (Loss) on Securities
 (realized and unrealized) .....................           0.12             1.43             0.48
                                                   ------------     ------------     ------------
Total from investment operations ...............           1.01             2.11             0.99

LESS DISTRIBUTIONS
Dividends (from Net Investment Income) .........          (1.63)           (0.42)            --
Distributions (from Capital Gains) .............          (0.18)           (0.08)            --
                                                   ------------     ------------     ------------
   Total Distributions .........................          (1.81)           (0.50)            --
                                                   ------------     ------------     ------------
NET ASSET VALUE END OF PERIOD ..................   $      16.80     $      17.60     $      15.99
                                                   ============     ============     ============
TOTAL RETURN (b) ...............................            5.8%            13.4%             6.6%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ...........   $     14,949     $      6,767     $      2,665
Ratio of Expenses to Average Net Assets ........           0.18%            0.31%            0.28%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ...................................           8.17%            8.58%            8.24%
Portfolio Turnover Rate ........................             87%              77%             151%

SERIES S (SOCIAL AWARENESS)

                                                                            FISCAL PERIOD ENDED DECEMBER 31
                                                   -------------------------------------------------------------------------------
                                                        1998            1997(e)         1996(e)          1995(e)          1994
                                                   -------------     -------------   -------------   -------------   -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ............   $       22.25     $       19.08   $       16.49   $       12.97   $       13.69

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ..........................            0.09              0.06            0.03            0.09            0.08
Net Gain (Loss) on Securities
 (realized and unrealized) .....................            6.78              4.21            3.07            3.51           (0.59)
                                                   -------------     -------------   -------------   -------------   -------------
Total from investment operations ...............            6.87              4.27            3.10            3.60           (0.51)

LESS DISTRIBUTIONS
Dividends (from Net Investment Income) .........           (0.06)            (0.04)          (0.08)          (0.08)          (0.02)
Distributions (from Capital Gains) .............           (0.66)            (1.06)          (0.43)           --             (0.19)
                                                   -------------     -------------   -------------   -------------   -------------
   Total Distributions .........................           (0.72)            (1.10)          (0.51)          (0.08)          (0.21)
                                                   -------------     -------------   -------------   -------------   -------------
NET ASSET VALUE END OF PERIOD ..................   $       28.40     $       22.25   $       19.08   $       16.49   $       12.97
                                                   =============     =============   =============   =============   =============
TOTAL RETURN (b) ...............................            31.4%             22.7%           18.8%           27.7%           (3.7%)

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ...........   $     152,641     $      89,332   $      57,497   $      36,830   $      24,539
Ratio of Expenses to Average Net Assets ........            0.82%             0.83%           0.84%           0.86%           0.90%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ...................................            0.47%             0.35%           0.30%           0.75%           0.75%
Portfolio Turnover Rate ........................              23%               49%             67%            122%             67%

FINANCIAL HIGHLIGHTS (CONTINED)

SERIES V (VALUE)

                                                           FISCAL PERIOD
                                                          ENDED DECEMBER 31
                                                      -------------------------
                                                        1998(d)    1997(a)(d)(g)
PER SHARE DATA                                        ----------   ------------
NET ASSET VALUE BEGINNING OF PERIOD ...............   $    13.13   $      10.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income .............................         0.03           0.12
Net Gain (Loss) on Securities
 (realized and unrealized) ........................         2.14           3.01
                                                      ----------   ------------
Total from investment operations ..................         2.17           3.13

LESS DISTRIBUTIONS
Dividends (from Net Investment Income) ............        (0.08)          --
Distributions (from Capital Gains) ................        (0.39)          --
                                                      ----------   ------------
   Total Distributions ............................        (0.47)          --
                                                      ----------   ------------
NET ASSET VALUE END OF PERIOD .....................   $    14.83   $      13.13
                                                      ==========   ============
TOTAL RETURN (b) ..................................         16.6%          31.3%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ..............   $   18,523   $      6,491
Ratio of Expenses to Average Net Assets ...........         0.71%          0.40%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ......................................         0.42%          1.55%
Portfolio Turnover Rate ...........................           72%            79%


SERIES X (SMALL CAP)
                                                           FISCAL PERIOD
                                                          ENDED DECEMBER 31
                                                       -----------------------
                                                        1998(d)      1997(d)(h)
                                                       ---------     ---------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ................   $    9.60     $   10.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ..............................        0.02          0.01
Net Gain (Loss) on Securities
 (realized and unrealized) .........................        1.07         (0.41)
                                                       ---------     ---------
Total from investment operations ...................        1.09         (0.40)

LESS DISTRIBUTIONS
Dividends (from Net Investment Income) .............       (0.02)         --
Distributions (from Capital Gains) .................        --            --
                                                       ---------     ---------
   Total Distributions .............................       (0.02)         --
                                                       ---------     ---------
NET ASSET VALUE END OF PERIOD ......................   $   10.67     $    9.60
                                                       =========     =========
TOTAL RETURN (b) ...................................        11.5%         (4.0%)

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ...............   $   5,621     $   2,640
Ratio of Expenses to Average Net Assets ............        0.59%         0.98%
Ratio of Net Investment Income (Loss) to Average
  Net Assets .......................................        0.26%         0.73%
Portfolio Turnover Rate ............................         367%          402%

------------------
(a) Net investment income per share has been calculated using the weighted monthly average number of capital shares outstanding.

(b) Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a series of SBL Fund are available only through the purchase of such products.

(c) Series K, M, N and O were initially capitalized on June 1, 1995 with net asset values of $10.00 per share. Percentage amounts for the period have been annualized, except for total return.

(d) Fund expenses for Series K, P, V and X were reduced by the Investment Manager during the period. Expense ratios absent such reimbursement would have been as follows:

               1995    1996    1997    1998
               ----    ----    ----    ----
    Series K   2.03%   1.59%   1.39%   1.66%
    Series P     -     1.11%   1.14%   0.93%
    Series V     -       -     1.14%   0.89%
    Series X     -       -     1.98%   1.59%

(e) Expense ratios were calculated without the reduction for custodian fees earnings credits beginning February 1, 1995. Expense ratios with such reductions would have been as follows:

                1995    1996    1997    1998
                ----    ----    ----    ----
    Series A    0.83%   0.83%   0.81%   0.81%
    Series B    0.83%   0.84%   0.83%   0.80%
    Series C    0.60%   0.58%   0.58%   0.57%
    Series E    0.85%   0.83%   0.83%   0.83%
    Series J    0.83%   0.84%   0.82%   0.82%
    Series P      -       -     0.31%   0.18%
    Series S    0.84%   0.84%   0.83%   0.82%

(f) Series P was initially capitalized on August 5, 1996, with a net asset value of $15 per share. Percentage amounts for the period have been annualized, except for total return.

(g) Series V was initially capitalized on May 1, 1997, with a net asset value of $10 per share. Percentage amounts for the period have been annualized, except for total return.

(h) Series X was initially capitalized on October 15, 1997, with a net asset value of $10 per share. Percentage amounts for the period have been annualized, except for total return.

(i) Meridian Investment Management Corporation (Meridian) became the sub-advisor of Series M (Specialized Asset Allocation) effective August 1, 1997. Prior to August 1, 1997, SMC paid Templeton/Franklin Investment Services, Inc. and Meridian for research services provided to Series M.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1998

    1. SIGNIFICANT ACCOUNTING POLICIES

    The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company of the series type. Each series, in effect, represents a separate fund. The Fund is required to account for the assets of each series separately and to allocate general liabilities of the Fund to each series based on the net asset value of each series. Shares of the Fund will be sold only to Security Benefit Life Insurance Company (SBL) separate accounts. The following i s a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

    A. SECURITIES VALUATION - Valuations of the Fund's securities are supplied by pricing services approved by the Board of Directors. Securities listed or traded on a recognized securities exchange are valued on the basis of the last sales price. If there are no sales on a particular day, then the securities are valued at the last bid price. If a security is traded on multiple exchanges, its value will be based on the price from the principal exchange where it is traded. All other securities for which mar ket quotations are available are valued on the basis of the current bid price. If there is no bid price or if the bid price is deemed to be unsatisfactory by the Board of Directors or by the Fund's investment manager, then the securities are valued in good faith by such method as the Board of Directors determines will reflect the fair value. The Fund generally will value short-term debt securities at prices based on market quotations for such securities or securities of similar type, yield, quality and du ration, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost which approximates market value.

    Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of foreign securities are determined as of the close of such foreign markets or the close of the New York Stock Exchange, if earlier. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Investment in foreign securities may involve risks not present in domestic investments. Since foreign securities may be denominated in a foreign currency and involve settlement and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

    B. FOREIGN CURRENCY TRANSACTIONS - The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

    Except for Series K, the funds which invest in foreign securities and currencies do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuation arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments. Series K isolates its portion of the results of operations resulting from foreign exchange rates on investments from the fluctuation arising from changes in the market prices of securities held.

    Net realized foreign exchange gains or losses arise from sales of portfolio securities, sales of foreign currencies, and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of portfolio securities and other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

    C. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS - Series D, K, M, N, O and X may enter into forward foreign exchange contracts in connection with foreign currency risk from purchase or sale of securities denominated in foreign currency. These Series may also enter into such contracts to manage the effect of changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are settled and are reflected in the Statement of Operations. These contracts involve market risk in excess of the amount reflected in the Balance Sheet. The face or contract amount in U.S. dollars reflects the total exposure the Series have in that particular currency contract. Losses may arise due to changes in the value of the foreign currency or if the counter party does not perform under the contract.

    D. FUTURES - The Fund may utilize futures contracts to a limited extent, with the objectives of maintaining full exposure to the underlying stock markets, enhancing returns, maintaining liquidity, and minimizing transaction costs. Series J and M may purchase futures contracts to immediately position incoming cash in the market, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. Returns may be enhanced by purchasing futures contracts inst ead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks contained in the indices and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are valued based on their quoted daily settlement prices. Upon entering into a futures contract, the Series is required to deposit cas h or liquid securities, representing the initial margin, equal to a certain percentage of the contract value. Subsequent changes in the value of the contract, or variation margin, are recorded as unrealized gains or losses. The variation margin is paid or received in cash daily by the Series. The Series realizes a gain or loss when the contract is closed or expires.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1998

     E. OPTIONS WRITTEN - The Fund may purchase put and call options and write such options on a covered basis on securities that are traded on recognized securities exchanges and over-the-counter markets. Call and put options on securities give the holder the right to purchase or sell respectively, (and the writer the obligation to sell or purchase) a security at a specified price, until a certain date. The primary risks associated with the use of options are an imperfect correlation between the change in market value of the securities held by the Series and the price of the option, the possibility of an illiquid market, and the inability of the counter party to meet the terms of the contract.

    The premium received for a written option is recorded as an asset with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

    F. SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are reported on an identified cost basis. Dividend income less foreign taxes withheld (if any) are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Premium and discounts (except original issue discounts) on debt securities are not amortized, except for Series K, which does amortize premiums and discounts on debt securities.

    G. DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are primarily due to differing treatments for expiration of net operating losses and recharacterization of foreign currency gains and losses.

    H. TAXES - The Fund complied with the requirements of the Internal Revenue Code applicable to regulated investment companies and distributed all of its taxable net income and net realized gains sufficient to relieve it from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

    I. EARNINGS CREDITS - Under the fee schedule with the custodian, the Fund earns credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations do not reflect the reduction in expense from the related earnings credits.

    J. USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principals requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

    2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

    Management fees are payable to Security Management Company, LLC (SMC) (the Investment Manager) under an investment advisory contract at an annual rate of
 .50% of the average daily net assets for Series C, .75% for Series A, B, E, J, K, P, S and V and 1.00% for Series D, M, N, O and X. SMC pays Lexington Management Corporation (LMC), an amount equal to .35% of the average daily net assets for Series K, for management services. Effective December 31, 1998, LMC resigned their position as sub-advisor for Series K. For the period January 1, 1998 to October 31, 1998, SMC paid LMC, an amount equal to .50% of the average daily net assets of Series D, for subadvisory services. A special meeting of the stockholders of Series D was held on October 28, 1998. At this meeting, shareholders voted to approve a new subadvisory contract, effective November 1, 1998, which replaced Lexington with OppenheimerFunds, Inc. Under this new agreement, SMC pays OppenheimerFunds an annual fee equal to a percentage of the average d aily closing value of the combined net assets of Series D and another Fund managed by SMC, Security Equity Fund, Global Series, computed on a daily basis as follows: 0.35% of the combined average daily net assets up to $300 million, plus 0.30% of such assets over $300 million up to $750 million and 0.25% of such assets over $750 million. SMC waived all of the management fees for Series P and X through December 31, 1998. SMC waived all of the management fees for Series V through April 30, 1998. SMC and LMC waived all of the management fees for Series K through April 30, 1998. The Investment Manager pays
T. Rowe Price Associates, Inc. an annual fee equal to .50% of the first $50,000,000 of average daily net assets of Series N and .40% of the average daily net assets of Series N in excess of $50,000,000 for management services provided to that Series. The Investment Manager pays T. Rowe Price Associates, Inc. an annual fee equal to .50% of the first $20,000,000 of average daily net assets of Series O and .40% of the average daily net assets in excess of $20,000,000 for management services provided to Series O. The Investment Manager pays Strong Capital Management, Inc. ("Strong") with respect to Series X, an annual fee based on the combined average daily net assets of the Series and the Small Company Series of Security Equity Fund. The fee is equal to .50% of the combined average daily net assets under $150,000,000, .45% of the combined average daily net assets at or above $150,000,000 but less than $500,000,000, and .40% of the combined average daily net assets at or above $500,000,000.

    Meridian Investment Management Corporation furnishes investment advisory, statistical and research facilities, supervises and arranges for the purchase and sale of securities on behalf of Series M, and for such services receives an annual fee equal to the following schedule:

    Average Daily Net Assets of the Series                  Annual Fees
    --------------------------------------                  -----------
    Less Than $100 Million.............................      .40%, plus
    $100 Million but less than $200 Million............      .35%, plus
    $200 Million but less than $400 Million............      .30%, plus
    $400 Million or more...............................      .25%

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1998

    The investment advisory contract provides that the total annual expenses of each Series (including management fees, but excluding interest, taxes, brokerage commissions and extraordinary expenses) will not exceed the level of expenses which the Series is permitted to bear under the most restrictive expense limitation imposed by any state in which shares of the Fund are then offered for sale. For the year ended December 31, 1998, SMC agreed to limit the total expenses for Series K, M, P, V and X to an annual rate of 2% of the average daily net asset value of each respective Series.

    The Fund has entered into a contract with SMC for transfer agent services and administrative services which SMC provides to the Fund. The charges paid by the Fund under the contract for transfer agent services are insignificant. The administrative services provided by SMC principally include all fund and portfolio accounting and regulatory filings. For providing these services, SMC receives a fee at the annual rate of .045% of the average daily net assets of the Fund (except Series X), plus the greater of .10% of the average daily net assets of Series D, K, M and N, or $60,000. with respect to Series X, SMC receives a fee at an annual rate of .09% of the average daily net assets of the Series.

    Certain officers and directors of the Fund are also officers and/or directors of SBL and its subsidiaries, which include SMC.

    3. FEDERAL INCOME TAX MATTERS

    The amounts of unrealized appreciation (depreciation) for income tax purposes at December 31, 1998, for all securities and foreign currency holdings (including foreign currency receivables and payables) were as follows:

                                   Aggregate gross     Aggregate gross       Net unrealized
                                    unrealized           unrealized           appreciation
                                    appreciation        depreciation         (depreciation)
                                   ---------------     ---------------       --------------
SERIES A
  (Growth) ...................     $   527,713,781     $    (7,539,688)      $  520,174,093
SERIES B
  (Growth-Income) ............          70,080,749        (115,542,847)         (45,462,098)
SERIES C
  (Money Market) .............              45,774                  (9)              45,765
SERIES D
  (Worldwide Equity) .........          44,427,014          (3,444,739)          40,982,275
SERIES E
  (High Grade Income) ........           5,350,341          (1,235,339)           4,115,002
SERIES J
  (Emerging Growth) ..........          72,396,002         (25,220,321)          47,175,681
SERIES K
  (Global Aggressive) ........             262,888          (1,267,038)          (1,004,150)
SERIES M
  (Specialized Asset
   Allocation) ...............           8,000,600          (4,819,427)           3,181,173
SERIES N
  (Managed Asset
   Allocation) ...............          14,371,483          (1,004,671)          13,366,812
SERIES O
  (Equity Income) ............          35,672,752          (9,886,859)          25,785,893
SERIES P
  (High Yield) ...............             209,744            (420,950)            (211,206)
SERIES S
  (Social Awareness) .........          50,057,579          (2,431,479)          47,626,100
SERIES V
  (Value) ....................           3,291,291          (1,770,541)           1,520,750
SERIES X
  (Small Cap) ................           1,236,421              (4,699)           1,231,722

    4. INVESTMENT TRANSACTIONS

    Investment transactions for the year ended December 31, 1998, (excluding overnight investments and short-term debt securities) are as follows:

                                                           Proceeds
                                       Purchases          from sales
                                    --------------      --------------
SERIES A
  (Growth) ...................      $  458,367,356      $  410,303,808
SERIES B
  (Growth-Income) ............       1,369,881,556       1,437,467,805
SERIES C
  (Money Market) .............                --                  --
SERIES D
  (Worldwide Equity) .........         518,896,390         490,542,622
SERIES E
  (High Grade Income) ........         108,254,286          96,698,548
SERIES J
  (Emerging Growth) ..........         212,511,048         209,512,533
SERIES K
  (Global Aggressive) ........           7,537,175           7,496,216
SERIES M
  (Specialized Asset
   Allocation) ...............          22,078,853          28,202,330
SERIES N
  (Managed Asset
   Allocation) ...............          30,416,333           4,853,910
SERIES O
  (Equity Income) ............          78,847,345          33,995,828
SERIES P
  (High Yield) ...............          16,637,729           8,856,328
SERIES S
  (Social Awareness) .........          48,497,103          24,333,703
SERIES V
  (Value) ....................          19,257,928           8,899,605
SERIES X
  (Small Cap) ................          14,558,926          12,173,353

    Realized gains and losses are determined on an identified cost basis for federal income tax purposes. For federal income tax purposes, Series A, B, D, J, K, M, N, O, P and S hereby designate $64,678,318, $120,558,745, $0, $14,427,817,
$0, $25,362,376, $120,399, $1,297,059, $124,275, 3,674,977, $48,703, $2,781,038,
$0 and $0 respectively as capital gains dividends. At December 31, 1998, Series E, N, and X have capital loss carryforwards of: $11,984,101 (expires in 2005 and 2006), $7,750 (expires in 2006 ) and $224,445 (expires in 2005 and 2006)
respectively.

NOTES TO FINANCIAL STATEMENTS
December 31, 1998

    5. FORWARD FOREIGN EXCHANGE CONTRACTS

    At December 31, 1998, Series D had the following open forward foreign exchange contracts to buy or sell currency:

                                                  FOREIGN       AMOUNT TO BE                      NET UNREALIZED
    CURRENCY                       SETTLEMENT   CURRENCY TO   (RECIEVED)/PAID     U.S. $ VALUE      APPRECIATION
    SERIES D                TYPE     DATE       BE DELIVERED      IN U.S. $      AS OF 12-31-98    (DEPRECIATION)
--------------------        ----   ----------   -------------  --------------    --------------   --------------
German Deutsche Mark...     Sell    01/05/99          412,551        (246,771)         (247,689)  $         (919)
British Pound..........     Sell    01/06/99           51,397         (85,555)          (85,510)              45
British Pound..........     Sell    01/11/99           56,293         (93,115)          (93,645)            (531)
Japanese Yen...........     Sell    03/15/99    1,188,687,195      (9,100,346)      (10,535,248)      (1,434,902)
Japanese Yen...........      Buy    03/15/99    1,188,687,195      10,280,538        10,535,248          254,710
                                                                                                  --------------
                                                                                                  $   (1,181,597)
                                                                                                  ==============

    6. FEDERAL TAX STATUS OF DIVIDENDS

    The income dividends paid by the Funds are taxable as ordinary income on the shareholders' tax return. The portion of ordinary income of dividends (including net short-term capital gains) attributed to the fiscal year ended December 31, 1998, that qualified for the dividends received deduction for corporate shareholders in accordance with the provisions of the Internal Revenue Code for each Series was: Series A, 100%; Series B, 17%; Series C, 0%; Series D, 100%; Series E, 0%; Series J, 10%; Series K, 0 %; Series M, 27%; Series N, 30%; Series O, 81%; Series P, 0%; Series S, 100%; Series V, 21%; and Series X, 53%.

    7. TRANSACTIONS IN WRITTEN CALL OPTIONS

    Transactions in written covered call options for Series K were as follows:

                                                           Series K
                                                  ----------------------------
                                                                     Number of
                                                   Premium           Contracts
                                                  ----------         ----------
Balance at December 31, 1997 .............           $19,300            912,208
  Options written ........................            42,368          3,304,521
  Exercised ..............................           (34,193)        (2,524,416)
  Expiration .............................           (27,475)        (1,692,313)
                                                  ----------         ----------
Balance at December 31, 1998 .............        $     --                 --
                                                  ==========         ==========

    8. OPEN FUTURES CONTRACT

    At December 31, 1998, Series J had the following open futures contract:

                                Number of Contracts   Expiration Date   Contract Amount   Market Value   Unrealized Gain
                                -------------------   ---------------   ---------------   ------------   ---------------
S&P Mid-Cap Futures Contracts..        71                  3/7/99       $    12,881,807   $ 13,907,125   $     1,025,318

At December 31, 1998, the market value of assets pledged to cover margin requirements for open futures contracts was $13,907,125.

REPORT OF INDEPENDENT AUDITORS

TO THE CONTRACT OWNERS AND BOARD OF DIRECTORS
SBL FUND

We have audited the accompanying balance sheets, including the schedule of investments, of SBL Fund (comprised of Series A, B, C, D, E, J, K, M, N, O, P, S, V and X portfolios) (the Fund) as of December 31, 1998, and the related statements of operations, changes in net assets and financial highlights for the periods indicated therein. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statem ents and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 1998, by corres pondence with the custodian. As to securities relating to uncompleted transactions, we performed other audit procedures. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the SBL Fund at December 31, 1998, and the results of their operations, changes in their net assets and the financial highlights for the periods indicated therein in conformity with generally accepted accounting principles.


                                        /s/ ERNST & YOUNG LLP


Kansas City, Missouri
February 5, 1999

SECURITY FUNDS
OFFICERS AND DIRECTORS

DIRECTORS

Donald A. Chubb, Jr.
John D. Cleland
Penny A. Lumpkin
Mark L. Morris, Jr., D.V.M.
Maynard F. Oliverius
James R. Schmank

OFFICERS

John D. Cleland, President
James R. Schmank, Vice President
Terry A. Milberger, Vice President
Jane A. Tedder, Vice President
Mark E. Young, Vice President
Cindy L. Shields, Vice President
Steven M. Bowser, Vice President
David Eshnaur, Vice President
Michael A. Petersen, Vice President
James P. Schier, Vice President
Thomas A. Swank, Vice President and Chief Investment Officer
Amy J. Lee, Secretary
Christopher D. Swickard, Assistant Secretary
Brenda M. Harwood,Treasurer

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus

[LOGO] Security Distributors, Inc.
       700 SW Harrison St.
       Topeka, KS 66636-0001